Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     We are pleased to provide you with this report on the Premier State Municipal Bond Fund--Connecticut Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 4.80% for Class A shares, 4.53% for Class B shares and 4.41% for Class C shares.* Income dividends exempt from Federal and Connecticut State personal income taxes of approximately $.324 for Class A shares, $.292 for Class B shares and $.279 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.05%, 4.77% and 4.56% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

     The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

     The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers--the initiators of two thirds of all economic activity--remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

     The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion--its lowest level in two decades--provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

     Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

     Since our last letter to you at the end of April, when the bond market corrected nearly 100 basis points in four months, the bond market has gone through a transition. Long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized over the next five months, vacillating around the 7% level until mid-October, when the market established a new trading range as the Treasury bond market rallied to a 6.45% yield. The municipal market has also gone through a period of stabilization during which the retail (or individual) investor became very active, strengthening the demand for municipal bonds. The more recent rally in fixed income securities is built on the continued speculation that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data. The new lower rates have brought many issuers back into the municipal marketplace. Recently, at the time of the election, $10 billion in new supply had to be digested by the tax-exempt market in two weeks, which caused municipal bond prices to cheapen relative to taxables. The increase in yields reversed the trend of outperformance by the municipal market that has characterized 1996.

THE PORTFOLIO

     The portfolio holds many high coupon bonds that help the Series derive most of its total return from income. During this last six-month period we have chosen to replace some existing holdings with either those that have better call protection and coincidental upside price potential, or those with higher liquidity features. On a security by security basis we have used these selection criteria in analyzing the risk/return function of each bond purchased and sold. Our criteria stress accomplishing these goals without compromising income or losing sight of the portfolio in its totality. Currently, the duration (an industry measurement of price responsiveness to changes in interest rates and therefore price risk of the Fund) is slightly longer, or more aggressive, than it was at the time of our last letter, when it was slightly defensive overall compared to other funds in our comparison group. As of the end of the reporting period, the tax-exempt market was attractively valued compared to taxable fixed income equivalents. We believe the current portfolio structure should serve the portfolio well during a return to more conventional yield relationships or through a repeated period of stabilization that we have experienced.

     Included in this report is a series of detailed statements about the Series' holdings and financial condition. We hope you find them informative and greatly appreciate your support.

                                     Very truly yours,

                                     Richard J. Moynihan
                                     Director, Municipal Portfolio Management
                                     The Dreyfus Corporation

November 15, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.
 **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some State and local taxes for non-Connecticut residents.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.

Premier State Municipal Bond Fund, Connecticut Series
---------------------------------------------------------
Statement of Investments     October 31, 1996 (Unaudited)

                                                                                          Principal
Long-Term Municipal Investments--99.8%                                                     Amount         Value
---------------------------------------------------------------------------------       ------------   ------------
Connecticut--78.7%
Connecticut:
  5.50%, 3/15/2010...............................................................       $  3,000,000   $  3,058,200
  6.875%, 7/15/2010 (Prerefunded 7/15/2000) (a)..................................          7,100,000      7,813,763
  6.75%, 3/1/2011 (Prerefunded 3/1/2001) (a).....................................          3,000,000      3,315,420
  5.50%, 5/15/2014...............................................................          2,000,000      2,002,480
  5.375%, 10/1/2014..............................................................          6,500,000      6,418,750
  5.50%, 5/15/2015...............................................................          3,000,000      2,991,300
  Special Tax Obligation Revenue (Transportation Infrastructure):
    Refunding 5.375%, 9/1/2008...................................................          2,500,000      2,541,425
    7.125%, 6/1/2010.............................................................          8,400,000      9,875,124
    6.75%, 6/1/2011 (Prerefunded 6/1/2003) (a)...................................          8,500,000      9,499,345
Connecticut Clean Water Fund, Revenue:
  7%, 1/1/2011 (Prerefunded 1/1/2001) (a)........................................          6,700,000      7,332,078
  5.125%, 5/1/2018...............................................................          7,000,000      6,583,150
Connecticut Development Authority, Revenue:
  First Mortgage Gross
    (Elim Park Baptist Home Inc. Project) 9%, 12/1/2020..........................          3,565,000      3,795,442
  Health Care:
    (Jerome Home Project) 8%, 11/1/2019..........................................          1,940,000      2,028,503
    (Masonic Charity Foundation of Connecticut) 6.50%, 8/1/2020 (Insured; AMBAC).          4,150,000      4,390,908
  Life Care Facilities (Seabury Project):
    Refunding 8.75%, 9/1/2006....................................................          1,625,000      1,634,409
    10%, 9/1/2021................................................................         11,175,000     11,869,415
Connecticut Health and Educational Facilities Authority, Revenue:
  (Bridgeport Hospital, Connie Lee)  5.375%, 7/1/2025............................          2,125,000      2,012,099
  (Danbury Hospital) 6.50%, 7/1/2014 (Insured; MBIA).............................          3,250,000      3,487,250
  (Day Kimball Hospital) 5.375%, 7/1/2026 (Insured; FSA).........................          2,000,000      1,922,520
  (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA).............................          3,130,000      3,141,362
  (Greenwich Hospital) 5.80%, 7/1/2026 (Insured; MBIA)...........................          9,365,000      9,423,344
  (Hartford University):
    6.75%, 7/1/2012..............................................................          3,500,000      3,593,135
    8%, 7/1/2018 (Prerefunded 7/1/2003) (a)......................................          3,025,000      3,385,096
    6.80%, 7/1/2022..............................................................          8,500,000      8,705,105
  (Johnson Evergreen Corp.) 8.50%, 7/1/2022......................................          4,500,000      4,768,245
  (Middlesex Hospital) 6.25%, 7/1/2022 (Insured; MBIA)...........................          2,500,000      2,632,550
  (New Britain Memorial Hospital) 7.75%, 7/1/2022................................         16,000,000     17,191,520
  (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA).............................          3,600,000      3,790,872
  (Quinnipiac College) 6%, 7/1/2013..............................................          6,545,000      6,249,428
  (Refunding-Nursing Home Program--3030 Park Fairfield Health Center Project)
    6.25%, 11/1/2021.............................................................          2,500,000      2,590,825
  (Sacred Heart University):
    6.50%, 7/1/2016..............................................................          2,000,000      2,025,060
    6.625%, 7/1/2026.............................................................          3,000,000      3,098,160

Premier State Municipal Bond Fund, Connecticut Series
--------------------------------------------------------------------
Statement of Investments (continued)    October 31, 1996 (Unaudited)

                                                                                          Principal
Long-Term Municipal Investments (continued)                                                Amount         Value
---------------------------------------------------------------------------------       ------------   ------------
Connecticut (continued)

Connecticut Health and Educational Facilities Authority, Revenue (continued):
  (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA).............................       $  2,500,000   $  2,543,075
  (University of New Haven):
    6.625%, 7/1/2016.............................................................          2,050,000      2,065,150
    6.70%, 7/1/2026..............................................................          8,605,000      8,671,861
  (Veternarian Memorial Medical Center) 5.50%, 7/1/2026 (Insured; MBIA)..........          8,070,000      7,856,468
  (Yale, New Haven Hospital) 5.70%, 7/1/2025 (Insured; MBIA).....................          5,820,000      5,826,868
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
  7.20%, 11/15/2008..............................................................          7,995,000      8,311,362
  6.45%, 5/15/2022...............................................................          6,000,000      6,119,220
  6.70%, 11/15/2022..............................................................         23,935,000     24,759,321
  6.75%, 11/15/2023..............................................................          6,000,000      6,283,500
Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue,
  Refunding:
  5%, 1/1/2011 (Insured; MBIA)...................................................          4,660,000      4,465,585
  5%, 1/1/2012 (Insured; MBIA)...................................................          2,000,000      1,912,740
  5%, 1/1/2013 (Insured; MBIA)...................................................          2,000,000      1,898,800
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
  (Wheelabrator Lisbon Project):
    5.50%, 1/1/2014..............................................................         10,000,000      9,493,500
    5.50%, 1/1/2020..............................................................          7,250,000      6,629,690
New Haven
  7.40%, 8/15/2011...............................................................          1,500,000      1,645,185
South Central Connecticut Regional Water Authority, Water Systems Revenue
  5.375%, 8/1/2016 (Insured; FGIC)...............................................          4,650,000      4,582,854
Stamford 6.60%, 1/15/2010........................................................          2,750,000      3,121,305
University of Connecticut 5%, 2/1/2015 (Insured; FGIC)...........................          1,250,000      1,173,675

U. S. Related--21.1%
Commonwealth of Puerto Rico 5.40%, 7/1/2025......................................         13,000,000     12,285,130
Puerto Rico:
  (Public Improvement) 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)................          6,000,000      6,777,120
  Refunding 5.50%, 7/1/2013......................................................          3,000,000      2,926,290
Puerto Rico Aqueduct and Sewer Authority, Revenue 6%, 7/1/2009...................          7,250,000      7,610,760
Puerto Rico Electric Power Authority, Power Revenue
  7%, 7/1/2021 (Prerefunded 7/1/2001) (a)........................................          6,775,000      7,643,894
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.593%, 7/1/2010 (b)...........................................................          3,200,000      3,024,000
  6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a)....................................          5,000,000      5,605,500
  5.50%, 7/1/2026................................................................          5,000,000      4,798,600
  5.50%, 7/1/2036................................................................          5,000,000      4,778,900

Premier State Municipal Bond Fund, Connecticut Series
---------------------------------------------------------------------
Statement of Investments (continued)    October 31, 1996 (Unaudited)

                                                                                          Principal
Long-Term Municipal Investments (continued)                                                Amount         Value
---------------------------------------------------------------------------------       ------------   ------------
U. S. Related (continued)

Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
  Financing Authority, Revenue (Motorola Inc. Project) 6.75%, 1/1/2014...........       $  2,000,000   $  2,207,340
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines):
  6.30%, 6/1/2023................................................................          2,000,000      2,020,980
  6.25%, 6/1/2026................................................................            250,000        253,604
Puerto Rico Public Buildings Authority, Guaranteed Public Education and Health
  Facilities, Refunding 5.75%, 7/1/2015..........................................          4,000,000      3,947,839
University of Puerto Rico, University Revenue:
  5.50%, 6/1/2015 (Insured; MBIA)................................................          5,000,000      4,996,849
  5.25%, 6/1/2025 (Insured; MBIA)................................................          3,400,000      3,280,421
                                                                                                       ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $328,861,882)........................                      $342,683,669
                                                                                                       ------------
                                                                                                       ------------

Short-Term Municipal Investments--.2%
U.S. Related:
Puerto Rico Electric Power Authority, Power Revenue 3.29% (Insured; FSA) (b)
  (cost $800,000)................................................................       $    800,000   $    800,000
                                                                                                       ------------
                                                                                                       ------------
TOTAL INVESTMENTS--100.0%
  (cost $329,661,882)............................................................                      $343,483,669
                                                                                                       ------------
                                                                                                       ------------


Summary of Abbreviations


AMBAC   American Municipal Bond Assurance Corporation   FSA     Financial Security Assurance
FGIC    Financial Guaranty Insurance Company            MBIA    Municipal Bond Investors Assurance
                                                                  Insurance Corporation

Summary of Combined Ratings


Fitch (c)          or      Moody's           or         Standard & Poor's      Percentage of Value
---------                  -------                      -----------------      -------------------
AAA                        Aaa                            AAA                        35.0%
AA                         Aa                             AA                         25.7
A                          A                              A                          15.3
BBB                        Baa                            BBB                        17.0
Not Rated (d)              Not Rated (d)                  Not Rated (d)               7.0
                                                                                    ------
                                                                                    100.0%
                                                                                    ------
                                                                                    ------

Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay prinicpal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security--the interest rate is subject to change periodically.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
-----------------------------------------------------------------------------
Statement of Assets and Liabilities             October 31, 1996 (Unaudited)


                                                                                       Cost              Value
                                                                                   ------------       ------------
ASSETS:         Investments in securities--See Statement of Investments........    $329,661,882       $343,483,669
                Cash...........................................................                          7,987,461
                Interest receivable............................................                          7,645,083
                Receivable for investment securities sold......................                          1,613,432
                Receivable for shares of Beneficial Interest subscribed........                            192,519
                Prepaid expenses...............................................                              5,073
                                                                                                      ------------
                                                                                                       360,927,237
                                                                                                      ------------

LIABILITIES:    Due to The Dreyfus Corporation and affiliates..................                            167,983
                Due to Distributor.............................................                             94,640
                Payable for shares of Beneficial Interest redeemed.............                            480,607
                Accrued expenses...............................................                             62,689
                                                                                                      ------------
                                                                                                           805,919
                                                                                                      ------------
NET ASSETS.....................................................................                       $360,121,318
                                                                                                      ------------
                                                                                                      ------------

REPRESENTED BY: Paid-in capital................................................                       $339,138,334
                Accumulated net realized gain (loss) on investments............                          7,161,197
                Accumulated net unrealized appreciation (depreciation)
                  on investments--Note 3.......................................                         13,821,787
                                                                                                      ------------
NET ASSETS.....................................................................                       $360,121,318
                                                                                                      ------------
                                                                                                      ------------


                                              NET ASSET VALUE PER SHARE
                                              -------------------------

                                                                       Class A          Class B           Class C
                                                                    ------------      ------------     -------------
Net Assets..................................................        $316,975,204       $42,167,043          $979,071
Shares Outstanding..........................................          26,110,532         3,475,142            80,724
NET ASSET VALUE PER SHARE...................................              $12.14            $12.13            $12.13
                                                                          ------            ------            ------
                                                                          ------            ------            ------



See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------------------------
Statement of Operations    Six Months Ended October 31, 1996 (Unaudited)


INVESTMENT INCOME
INCOME               Interest Income.............................................                           $11,365,066
EXPENSES:            Management fee--Note 2(a)...................................      $  994,435
                     Shareholder servicing costs--Note 2(c)......................         560,150
                     Distribution fees--Note 2(b)................................         105,604
                     Professional fees...........................................          22,920
                     Custodian fees..............................................          19,968
                     Prospectus and shareholders' reports........................           8,956
                     Trustees' fees and expenses--Note 2(d)......................           1,991
                     Registration fees...........................................           1,974
                     Miscellaneous...............................................          56,321
                                                                                       ----------
                          Total Expenses.........................................                             1,772,319
                                                                                                            -----------
INVESTMENT INCOME--NET...........................................................                             9,592,747

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                     Net realized gain (loss) on investments.....................      $3,638,295
                     Net unrealized appreciation (depreciation) on investments...       3,511,644
                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...........................                            7,149,939
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                           $16,742,686
                                                                                                            -----------
                                                                                                            -----------


See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                               Six Months Ended
                                                                               October 31, 1996           Year Ended
                                                                                 (Unaudited)            April 30, 1996
                                                                               ----------------         --------------
OPERATIONS:
  Investment income--net................................................         $  9,592,747            $ 20,116,214
  Net realized gain (loss) on investments...............................            3,638,295               5,701,419
  Net unrealized appreciation (depreciation) on investments.............            3,511,644              (1,150,970)
                                                                                 ------------            ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations...           16,742,686              24,666,663
                                                                                 ------------            ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares......................................................           (8,584,770)            (18,231,897)
    Class B shares......................................................             (984,821)             (1,877,253)
    Class C shares......................................................              (23,156)                 (7,064)
                                                                                 ------------            ------------
      Total Dividends...................................................           (9,592,747)            (20,116,214)
                                                                                 ------------            ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares......................................................            6,692,407              14,645,030
    Class B shares......................................................            3,926,940               5,468,178
    Class C shares......................................................              332,931               1,023,317
  Dividends reinvested:
    Class A shares......................................................            4,840,622              10,502,564
    Class B shares......................................................              676,690               1,298,271
    Class C shares......................................................               18,884                   6,163
  Cost of shares redeemed:
    Class A shares......................................................          (22,427,908)            (43,749,996)
    Class B shares......................................................           (2,093,406)             (3,727,309)
    Class C shares......................................................             (399,398)                 (1,996)
                                                                                 ------------            ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions      (8,432,238)            (14,535,778)
                                                                                 ------------            ------------
        Total Increase (Decrease) in Net Assets.........................           (1,282,299)             (9,985,329)

NET ASSETS:
  Beginning of Period...................................................          361,403,617             371,388,946
                                                                                 ------------            ------------
  End of Period.........................................................         $360,121,318            $361,403,617
                                                                                 ------------            ------------
                                                                                 ------------            ------------


See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
-----------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                                Shares
                                                                                  ---------------------------------
                                                                                  Six Months Ended
                                                                                  October 31, 1996      Year Ended
                                                                                    (Unaudited)       April 30, 1996
                                                                                  ----------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Class A
  -------
  Shares sold.............................................................             559,419            1,212,141
  Shares issued for dividends reinvested..................................             403,457              869,313
  Shares redeemed.........................................................          (1,875,787)          (3,626,051)
                                                                                    ----------           ----------
                                                                                    ----------           ----------
                        Net Increase (Decrease) in Shares Outstanding.....            (912,911)          (1,544,597)
                                                                                    ----------           ----------
                                                                                    ----------           ----------
  Class B
  -------
  Shares sold.............................................................             328,260              453,771
  Shares issued for dividends reinvested..................................              56,423              107,482
  Shares redeemed.........................................................            (174,913)            (309,036)
                                                                                    ----------           ----------
                        Net Increase (Decrease) in Shares Outstanding.....             209,770              252,217
                                                                                    ----------           ----------
                                                                                    ----------           ----------
  Class C*
  --------
  Shares sold.............................................................              27,811               84,387
  Shares issued for dividends reinvested..................................               1,576                  515
  Shares redeemed.........................................................             (33,397)                (168)
                                                                                    ----------           ----------
                        Net Increase (Decrease) in Shares Outstanding.....              (4,010)              84,734
                                                                                    ----------           ----------
                                                                                    ----------           ----------

--------------------
* From August 15, 1995 (commencement of initial offering) to April 30, 1996.


See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
--------------------------------------------------------
Financial Highlights

        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Class A Shares
                                                       -----------------------------------------------------------------
                                                       Six Months Ended
                                                       October 31, 1996                  Year Ended April 30,
                                                                           ---------------------------------------------
PER SHARE DATA:                                          (Unaudited)        1996      1995      1994      1993     1992
                                                         -----------       ------    ------    ------    ------   ------
  Net asset value, beginning of period...............      $11.90          $11.76    $11.81    $12.26    $11.45   $11.28
                                                           ------          ------    ------    ------    ------   ------
  Investment Operations:
  Investment income--net.............................         .32             .66       .67       .68       .71      .72
  Net realized and unrealized gain (loss)
    on investments...................................         .24             .14      (.05)     (.42)      .81      .17
                                                           ------          ------    ------    ------    ------   ------
  Total from Investment Operations...................         .56             .80       .62       .26      1.52      .89
                                                           ------          ------    ------    ------    ------   ------
  Distributions:
  Dividends from investment income--net..............        (.32)           (.66)     (.67)     (.68)     (.71)    (.72)
  Dividends from net realized gain on investments....         --              --        --       (.03)      --       --
                                                           ------          ------    ------    ------    ------   ------
  Total Distributions................................        (.32)           (.66)     (.67)     (.71)     (.71)    (.72)
                                                           ------          ------    ------    ------    ------   ------
  Net asset value, end of period.....................      $12.14          $11.90    $11.76    $11.81    $12.26   $11.45
                                                           ------          ------    ------    ------    ------   ------
                                                           ------          ------    ------    ------    ------   ------
TOTAL INVESTMENT RETURN(1)...........................        9.52%(2)        6.85%     5.47%     1.92%    13.62%    8.14%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............         .92%(2)         .92%      .89%      .80%      .69%     .52%
  Ratio of net investment income
    to average net assets............................        5.37%(2)        5.45%     5.77%     5.44%     5.93%    6.30%
  Decrease reflected in above expense ratios
    due to undertakings by the Manager...............         --              --        .01%      .09%      .21%     .41%
  Portfolio Turnover Rate............................       14.72%(3)       28.83%    10.48%    10.83%    24.22%    8.53%
  Net Assets, end of period (000's Omitted)..........    $316,975        $321,559  $335,964  $364,182  $360,020 $280,305

(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.


See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------
Financial Highlights (continued)

        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                            Class B Shares
                                                                       ------------------------------------------------------
                                                                       Six Months Ended
                                                                       October 31, 1996        Year Ended April 30,
                                                                                         ------------------------------------
PER SHARE DATA:                                                          (Unaudited)      1996      1995     1994     1993(1)
                                                                         -----------     ------    ------   ------   --------
  Net asset value, beginning of period.................................     $11.89       $11.76    $11.80   $12.26    $11.89
                                                                            ------       ------    ------   ------    ------
  Investment Operations:
  Investment income--net...............................................        .29          .60       .61      .61       .18
  Net realized and unrealized gain (loss)
    on investments.....................................................        .24          .13      (.04)    (.43)      .37
                                                                            ------       ------    ------   ------    ------
  Total from Investment Operations.....................................        .53          .73       .57      .18       .55
                                                                            ------       ------    ------   ------    ------
  Distributions:
  Dividends from investment income--net................................       (.29)        (.60)     (.61)    (.61)     (.18)
  Dividends from net realized gain on investments......................        --           --        --      (.03)      --
                                                                            ------       ------    ------   ------    ------
  Total Distributions..................................................       (.29)        (.60)     (.61)    (.64)     (.18)
                                                                            ------       ------    ------   ------    ------
  Net asset value, end of period.......................................     $12.13       $11.89    $11.76   $11.80    $12.26
                                                                            ------       ------    ------   ------    ------
                                                                            ------       ------    ------   ------    ------
TOTAL INVESTMENT RETURN(2).............................................       8.99%(3)     6.20%     4.99%    1.26%    16.08%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............................       1.44%(3)     1.44%     1.41%    1.36%     1.12%(3)
  Ratio of net investment income
    to average net assets..............................................       4.84%(3)     4.92%     5.21%    4.78%     4.57%(3)
  Decrease reflected in above expense ratios
    due to undertakings by the Manager.................................        --           --        .01%     .08%      .12%(3)
  Portfolio Turnover Rate..............................................      14.72%(4)    28.83%    10.48%   10.83%    24.22%
  Net Assets, end of period (000's Omitted)............................    $42,167      $38,838   $35,425  $32,246    $9,492

-------------------------
(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.


See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
------------------------------------------------------
Financial Highlights (continued)

        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                         Class C Shares
                                                       -------------------------------------------------
                                                       Six Months Ended
                                                       October 31, 1996           Year Ended
PER SHARE DATA:                                          (Unaudited)          April 30, 1996 (1)
                                                       ----------------       ------------------

  Net asset value, beginning of period.............         $11.89                  $11.84
                                                            ------                  ------
  Investment Operations:
  Investment income--net...........................            .28                     .40
  Net realized and unrealized gain (loss)
    on investments.................................            .24                     .05
                                                            ------                  ------
  Total from Investment Operations.................            .52                     .45
                                                            ------                  ------
  Distributions:
  Dividends from investment income--net............          (.28)                    (.40)
  Dividends from net realized gain on investments..           --                       --
                                                            ------                  ------
  Total Distributions..............................           (.28)                   (.40)
                                                            ------                  ------
  Net asset value, end of period...................         $12.13                  $11.89
                                                            ------                  ------
                                                            ------                  ------
TOTAL INVESTMENT RETURN(2).........................           8.75%(3)                5.31%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........           1.67%(3)                1.64%(3)
  Ratio of net investment income
    to average net assets..........................           4.65%(3)                4.31%(3)
  Portfolio Turnover Rate..........................          14.72%(4)               28.83%
  Net Assets, end of period (000's Omitted)........           $979                  $1,007

(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.


See notes to financial statements.

Premier State Municipal Bond Fund, Connecticut Series
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

        Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Connecticut Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

        On October 31, 1996, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Insured Municipal Bond Fund, Connecticut Series to the Fund in a tax free exchange for shares of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange is subject to the approval of Premier Insured Municipal Bond Fund, Connecticut Series.

        Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

        The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

        The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

        (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income,

Premier State Municipal Bond Fund, Connecticut Series
---------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

        The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

        (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

        (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

        (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement during the period ended October 31, 1996.

        Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $12,005 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares.

        (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $101,871 was charged to the Fund for the Class B shares and $3,733 was charged to the Fund for the Class C shares.

        (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $399,836, $50,936 and $1,244 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.


Premier State Municipal Bond Fund, Connecticut Series
--------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

        The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $69,642 during the period ended October 31, 1996.

        (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

        The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $52,285,559 and $87,517,786, respectively.

        At October 31, 1996, accumulated net unrealized appreciation on investments was $13,821,787, consisting of $15,091,934 gross unrealized appreciation and $1,270,147 gross unrealized depreciation.

        At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier State Municipal
Bond Fund, Connecticut Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.       064/623SA9610

Semi-Annual Report
Premier State
Municipal Bond Fund
Florida Series

October 31, 1996

Premier State Municipal Bond Fund, Florida Series
---------------------------------------------------
Letter to Shareholders

Premier State Municipal Bond Fund, Florida Series
----------------------------------------------------------------------------
Statement of Investments                        October 31, 1996 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments--100.0%                                                         Amount             Value
----------------------------------------------------------------------------------------     ------------       ------------
Florida--93.8%
Alachua County Health Facilities Authority, Health Facilities Revenue, Refunding
  (Santa Fe Healthcare Facilities Project)
  7.60%, 11/15/2013 (Prerefunded 11/15/2000) (a)........................................     $  3,500,000       $  3,973,830
Arcadia, Water and Sewer Revenue 7.75%, 12/1/2021 (Prerefunded 12/1/2000) (a)...........        2,190,000          2,453,917
Boynton Beach, MFMR (Clipper Cove Apartments) 6.45%, 1/1/2027...........................        2,000,000          2,028,380
Brevard County Health Facilities Authority, HR
  (Holmes Regional Medical Center Project) 5.625%, 10/1/2014 (Insured; MBIA)............        2,000,000          2,011,240
Broward County Health Facilities Authority, Revenue, Refunding
  (Broward County Nursing Home) 7.50%, 8/15/2020 (LOC; Allied Irish Bank) (b)...........        1,000,000          1,071,600
Charlotte County:
  Healthcare Facilities Revenue (Charlotte Community Mental Health Project)
    9.25%, 7/1/2020.....................................................................        1,615,000          1,771,380
  Utility Revenue, Refunding 5.625%, 10/1/2021 (Insured; FGIC)..........................        3,000,000          2,995,860
Clay County Housing Finance Authority, SFMR
  8.20%, 6/1/2021 (Collateralized; GNMA)................................................          670,000            705,610
Dade County:
  Aviation Revenue 6.55%, 10/1/2013 (Insured; MBIA).....................................        2,225,000          2,390,740
  Refunding (Seaport) 5.125%, 10/1/2021 (Insured; MBIA).................................        7,500,000          7,057,650
  Special Obligation, Refunding 5%, 10/1/2035 (Insured; AMBAC)..........................        6,000,000          5,444,940
  Water and Sewer Systems Revenue:
    6.25%, 10/1/2011 (Insured; FGIC)....................................................        2,115,000          2,330,624
    5.50%, 10/1/2025 (Insured; FGIC)....................................................        5,000,000          4,903,950
Dade County Health Facilities Authority, HR
  (South Shore Hospital and Medical Center) 7.60%, 8/1/2024 (Insured; FHA)..............        2,285,000          2,490,124
Dade County Housing Finance Authority, Revenue, Refunding, SFMR
  6.70%, 4/1/2028 (Collateralized: FNMA & GNMA).........................................        4,500,000          4,600,845
Duval County Housing Finance Authority, SFMR:
  7.85%, 12/1/2022 (Collateralized; GNMA)...............................................        2,625,000          2,774,730
  7.70%, 9/1/2024 (Collateralized; GNMA)................................................        1,430,000          1,518,774
Escambia County, PCR (Champion International Corp. Project) 6.40%, 9/1/2030.............        5,000,000          5,082,450
Escambia County Housing Finance Authority, SFMR 7.80%, 4/1/2022.........................        1,030,000          1,093,881
First Florida Governmental Financing Commission, Revenue (Gainesville, Hollywood and
  St. Petersburg) 5.75%, 7/1/2016 (Insured; AMBAC)......................................        2,150,000          2,165,996
Florida Board of Education, Capital Outlay, Refunding 5%, 6/1/2016......................        2,750,000          2,578,427
Florida Division of Bond Finance Department, General Services Revenues
  (Department of Natural Resources-Preservation 2000)
  5.75%, 7/1/2013 (Insured; AMBAC)......................................................        7,695,000          7,845,745


Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1996 (Unaudited)

                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount             Value
----------------------------------------------------------------------------------------     ------------       ------------
Florida (continued)
Florida Housing Finance Agency:
  (Brittany Rosemont Apartments) 7%, 2/1/2035...........................................     $  6,000,000       $  6,387,480
  Single Family Mortgage, Refunding 6.65%, 1/1/2024.....................................        2,415,000          2,492,111
  (Turtle Creek Apartment Projects) 6.10%, 5/1/2016 (Insured; AMBAC)....................        1,000,000          1,019,880
Gainesville, Utility System Revenue, Refunding 5.20%, 11/1/2026.........................        5,000,000          4,714,500
Highlands County Health Facilities Authority, Revenue (Adventist Sunbelt Hospital)
  7%, 11/15/2014........................................................................        1,500,000          1,634,040
Hillsborough, Capital Improvement Program, Revenue, Refunding
  5%, 8/1/2015 (Insured; FGIC)..........................................................        3,325,000          3,126,165
Hillsborough County, Utility Revenue, Refunding:
  6.625%, 8/1/2011......................................................................        4,000,000          4,275,880
  7%, 8/1/2014..........................................................................        4,765,000          5,136,432
Hillsborough County Aviation Authority, Revenue, Refunding (Delta Airlines):
  6.80%, 1/1/2024.......................................................................        2,500,000          2,607,225
  7.75%, 1/1/2024.......................................................................        1,500,000          1,594,335
Indian River County, Water and Sewer Revenue 5.50%, 9/1/2016 (Insured; FGIC)............        1,750,000          1,736,298
Indian Trace Community Development District, Water and Sewer Revenue
  8.50%, 4/1/1997.......................................................................          151,000            151,000
Jacksonville, Excise Taxes Revenue, Refunding 5%, 10/1/2016 (Insured; FGIC).............        3,490,000          3,274,213
Jacksonville, Water and Sewer Revenue 5%, 10/1/2020 (Insured; MBIA).....................        3,000,000          2,777,220
Jacksonville Health Facilities Authority, HR, Refunding (Saint Luke's Hospital)
  7.125%, 11/15/2020....................................................................        6,700,000          7,345,076
Lakeland, Electric and Water Revenue:
  5.50%, 10/1/2026......................................................................        6,250,000          6,119,500
  5.625%, 10/1/2036.....................................................................       10,000,000          9,781,700
Lee County Housing Finance Authority, SFMR (Multi-County Program) 7.45%, 9/1/2027.......        1,500,000          1,666,275
North Miami Health Facilities Authority, Health Facilities Revenue
  (Villa Maria Nursing Housing Project) 7.50%, 9/1/2012.................................        2,605,000          2,855,497
Okaloosa County Gas District, Gas System Revenue 5.50%, 10/1/2021 (Insured; MBIA) (c)...        3,295,000          3,244,323
Orange County, Solid Waste Facilities Revenue 6.375%, 10/1/2007 (Insured; FGIC)                 4,910,000          5,321,213
Orange County Health Facilities Authority, Health Facilities Revenue
  (Mental Health Service Project) 9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)............        3,735,000          4,370,361
Osceola County Industrial Development Authority, Revenue
  (Community Provider Pooled Loan Program) 7.75%, 7/1/2017..............................        5,235,000          5,355,929
Palm Beach County:
  Solid Waste Industrial Development Revenue:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021.......................................       11,000,000         10,024,740
     (Osceola Power LP) 6.85%, 1/1/2014.................................................        5,800,000          5,278,580
  Water and Sewer Revenue 5%, 10/1/2010 (Insured; MBIA) (d).............................        4,320,000          4,178,909


Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1996 (Unaudited)

                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount             Value
----------------------------------------------------------------------------------------     ------------       ------------
Florida (continued)
Palm Beach County Housing Finance Authority, Single Family Mortgage,
  Purchase Revenue 6.55%, 4/1/2027......................................................     $  2,750,000       $  2,845,178
Panama City, Water and Sewer Revenue 5.625%, 10/1/2016 (Insured; MBIA)..................        2,000,000          2,003,340
Pinellas County, PCR, Refunding (Florida Power Corp.) 7.20%, 12/1/2014..................        3,000,000          3,239,970
Pinellas County Housing Finance Authority, SFMR:
  7.70%, 8/1/2022.......................................................................        2,750,000          2,918,960
  (Multi-County Program) 6.70%, 2/1/2028 (Insured; FHA).................................        5,000,000          5,152,150
Polk County Industrial Development Authority, IDR
  (IMC Fertilizer) 7.525%, 1/1/2015.....................................................       10,000,000         10,573,400
Port Palm Beach District, Revenue 5.40%, 9/1/2018 (Insured; MBIA).......................        3,000,000          2,904,510
Reedy Creek, Improvement District 5%, 6/1/2019 (Insured; AMBAC).........................        9,000,000          8,350,380
Saint Lucie County, SWDR (Florida Power and Light Co. Project)
  7.15%, 2/1/2023.......................................................................        4,000,000          4,357,080
Santa Rosa Bay Bridge Authority, Revenue:
  6.25%, 7/1/2028.......................................................................        3,000,000          2,986,140
  Zero Coupon, 7/1/2022.................................................................        4,000,000            735,160
Sarasota County, Utility System Revenue, Refunding:
  5.25%, 10/1/2016 (Insured; FGIC)......................................................        1,000,000            968,160
  5.25%, 10/1/2025 (Insured; FGIC)......................................................        3,500,000          3,342,220
Seminole Water Control District 6.75%, 8/1/2022.........................................        2,000,000          1,916,340
Tampa, Water and Sewer Revenue, Refunding 5.125%, 10/1/2017 (Insured; FGIC).............        3,000,000          2,928,000
Volusia Educational Facilities Authority, Revenue
  (Educational Facilities-Stetson University Project) 5.50%, 6/1/2026 (Insured; MBIA)...        1,500,000          1,483,710
U.S. Related--6.2%
Guam Airport Authority, Revenue 6.70%, 10/1/2023........................................        5,000,000          5,149,950
Commonwealth of Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
  5%, 7/1/2019..........................................................................        5,000,000          4,519,100
Virgin Islands Public Finance Authority, Revenue, Refunding 7.25%, 10/1/2018............        5,400,000          5,786,856
                                                                                                                ------------
TOTAL INVESTMENTS (cost $239,351,612)...................................................                        $247,920,179
                                                                                                                ------------
                                                                                                                ------------

Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------------------------------


Summary of Abbreviations
--------------------------------------------------------------------------------
AMBAC   American Municipal Bond Assurance Corporation   LOC     Letter of Credit
FGIC    Financial Guaranty Insurance Company            MBIA    Municipal Bond Investors Assurance
FHA     Federal Housing Administration                            Insurance Corporation
FNMA    Federal National Mortgage Association           MFMR    Multi-Family Mortgage Revenue
GNMA    Government National Mortgage Association        PCR     Pollution Control Revenue
HR      Hospital Revenue                                SFMR    Single Family Mortgage Revenue
IDR     Industrial Development Revenue                  SWDR    Solid Waste Disposal Revenue


Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------

Fitch (e)       or      Moody's  or     Standard & Poor's       Percentage of Value
---------               -------         -----------------       -------------------
AAA                     Aaa             AAA                           49.0%
AA                      Aa              AA                            15.4
A                       A               A                              5.2
BBB                     Baa             BBB                           10.4
BB                      Ba              BB                             6.0
Not Rated (f)           Not Rated (f)   Not Rated (f)                 14.0
                                                                     ------
                                                                     100.0%
                                                                     ------
                                                                     ------

Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letter of credit.
(c) Purchased on a delayed-delivery basis.
(d) Wholly held by the custodian as collateral for a delayed-delivery security.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


See notes to financial statements.

Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                 October 31, 1996 (Unaudited)

                                                                                               Cost             Value
                                                                                           ------------      ------------
ASSETS:            Investments in securities--See Statement of Investments..............   $239,351,612      $247,920,179
                   Receivable for investment securities sold............................                        6,610,822
                   Interest receivable..................................................                        3,476,787
                   Receivable for shares of Beneficial Interest subscribed..............                           72,443
                   Prepaid expenses.....................................................                            3,156
                                                                                                             ------------
                                                                                                              258,083,387
                                                                                                             ------------
LIABILITIES:       Due to The Dreyfus Corporation and affiliates........................                          112,677
                   Due to Distributor...................................................                           62,530
                   Cash overdraft due to Custodian......................................                        6,465,746
                   Payable for investment securities purchased..........................                       10,397,714
                   Payable for shares of Beneficial Interest redeemed...................                           50,652
                   Accrued expenses.....................................................                           49,545
                                                                                                             ------------
                                                                                                               17,138,864
                                                                                                             ------------
NET ASSETS..............................................................................                     $240,944,523
                                                                                                             ------------
                                                                                                             ------------
REPRESENTED BY:    Paid-in capital......................................................                     $228,548,705
                   Accumulated net realized gain (loss) on investments..................                        3,827,251
                   Accumulated net unrealized appreciation (depreciation)
                     on investments--Note 3.............................................                        8,568,567
                                                                                                             ------------
NET ASSETS..............................................................................                     $240,944,523
                                                                                                             ------------
                                                                                                             ------------

                                                NET ASSET VALUE PER SHARE
                                                -------------------------


                                                                                 Class A       Class B       Class C
                                                                              ------------   -----------   -----------
Net Assets.............................................................       $214,281,296   $26,606,091       $57,136
Shares Outstanding.....................................................         14,605,281     1,814,282         3,897
NET ASSET VALUE PER SHARE..............................................             $14.67        $14.66        $14.66
                                                                                    ------        ------        ------
                                                                                    ------        ------        ------


See notes to financial statements.

Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------------------------------
Statement of Operations            Six Months Ended October 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                  Interest Income...................................                                 $7,738,797
EXPENSES:               Management fee--Note 2(a).........................               $   685,175
                        Shareholder servicing costs--Note 2(c)............                   398,537
                        Distribution fees--Note 2(b)......................                    67,217
                        Professional fees.................................                    26,615
                        Custodian fees....................................                    15,150
                        Prospectus and shareholders' reports..............                     5,869
                        Trustees' fees and expenses--Note 2(d)............                     1,226
                        Registration fees.................................                     1,179
                        Miscellaneous.....................................                     9,642
                                                                                          ----------
                            Total Expenses................................                                  1,210,610
                                                                                                           ----------
INVESTMENT INCOME--NET....................................................                                  6,528,187

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                        Net realized gain (loss) on investments...........               $(1,697,941)
                        Net unrealized appreciation (depreciation) on
                          investments                                                      4,870,225
                                                                                          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                  3,172,284
                                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                                 $9,700,471
                                                                                                           ----------
                                                                                                           ----------



See notes to financial statements.

Premier State Municipal Bond Fund, Florida Series
-----------------------------------------------------
Statement of Changes in Net Assets


                                                                                  Six Months Ended
                                                                                  October 31, 1996            Year Ended
                                                                                     (Unaudited)            April 30, 1996
                                                                                  ----------------          --------------
OPERATIONS:
  Investment income--net......................................................     $  6,528,187              $ 14,381,328
  Net realized gain (loss) on investments.....................................       (1,697,941)                6,336,711
  Net unrealized appreciation (depreciation) on investments...................        4,870,225                (2,819,982)
                                                                                   ------------              ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations...........        9,700,471                17,898,057
                                                                                   ------------              ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares............................................................       (5,884,135)              (13,092,008)
    Class B shares............................................................         (642,988)               (1,288,976)
    Class C shares............................................................           (1,064)                     (344)
  Net realized gain on investments:
    Class A shares............................................................            --                   (3,306,553)
    Class B shares............................................................            --                     (370,770)
    Class C shares............................................................            --                          (14)
                                                                                   ------------              ------------
      Total Dividends.........................................................       (6,528,187)              (18,058,665)
                                                                                   ------------              ------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares............................................................        2,462,994                 9,844,149
    Class B shares............................................................        1,189,111                 4,401,949
    Class C shares............................................................           51,648                    36,586
  Dividends reinvested:
    Class A shares............................................................        2,211,131                 6,539,239
    Class B shares............................................................          218,833                   644,364
    Class C shares............................................................              274                       107
  Cost of shares redeemed:
    Class A shares............................................................      (20,691,100)              (41,280,587)
    Class B shares............................................................       (2,176,497)               (3,176,969)
    Class C shares............................................................          (30,476)                    --
                                                                                   ------------              ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.      (16,764,082)              (22,991,162)
                                                                                   ------------              ------------
        Total Increase (Decrease) in Net Assets...............................      (13,591,798)              (23,151,770)

NET ASSETS:
  Beginning of Period.........................................................      254,536,321               277,688,091
                                                                                   ------------              ------------
  End of Period...............................................................     $240,944,523              $254,536,321
                                                                                   ------------              ------------
                                                                                   ------------              ------------


See notes to financial statements.

Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                                   Shares
                                                                                  ----------------------------------------
                                                                                  Six Months Ended
                                                                                  October 31, 1996            Year Ended
                                                                                     (Unaudited)            April 30, 1996
                                                                                  ----------------          --------------
CAPITAL SHARE TRANSACTIONS:
  Class A
  -------
  Shares sold...............................................................           170,113                   658,995
  Shares issued for dividends reinvested....................................           152,520                   437,472
  Shares redeemed...........................................................        (1,427,951)               (2,776,392)
                                                                                   -----------               -----------
                     Net Increase (Decrease) in Shares Outstanding..........        (1,105,318)               (1,679,925)
                                                                                   -----------               -----------
                                                                                   -----------               -----------
  Class B
  -------
  Shares sold...............................................................            82,209                   295,615
  Shares issued for dividends reinvested....................................            15,103                    43,121
  Shares redeemed...........................................................          (150,217)                 (214,088)
                                                                                   -----------               -----------
                     Net Increase (Decrease) in Shares Outstanding..........           (52,905)                  124,648
                                                                                   -----------               -----------
                                                                                   -----------               -----------
  Class C*
  --------
  Shares sold...............................................................             3,560                     2,423
  Shares issued for dividends reinvested....................................                19                         7
  Shares redeemed...........................................................            (2,112)                     --
                                                                                   -----------               -----------
                     Net Increase (Decrease) in Shares Outstanding..........             1,467                     2,430
                                                                                   -----------               -----------
                                                                                   -----------               -----------

----------------------
* From August 15, 1995 (commencement of initial offering) to April 30, 1996.

See notes to financial statements.

Premier State Municipal Bond Fund, Florida Series
------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Class A Shares
                                                                   ------------------------------------------------------------
                                                                   Six Months Ended
                                                                   October 31, 1996             Year Ended April 30,
                                                                                      -----------------------------------------
PER SHARE DATA:                                                      (Unaudited)       1996     1995     1994     1993     1992
                                                                     -----------      ------   ------   ------   ------   ------
  Net asset value, beginning of period........................          $14.48        $14.51   $14.43   $15.02   $14.33   $13.93
                                                                        ------        ------   ------   ------   ------   ------
  Investment Operations:
  Investment income--net......................................             .39           .79      .81      .85      .92      .95
  Net realized and unrealized gain (loss)
    on investments............................................             .19           .17      .12     (.51)     .86      .41
                                                                        ------        ------   ------   ------   ------   ------
  Total from Investment Operations............................             .58           .96      .93      .34     1.78     1.36
                                                                        ------        ------   ------   ------   ------   ------
  Distributions:
  Dividends from investment income--net.......................            (.39)         (.79)    (.81)    (.85)    (.92)    (.95)
  Dividends from net realized gain on investments.............             --           (.20)    (.04)    (.04)    (.17)    (.01)
  Dividends in excess of net realized gain
   on investments.............................................             --            --       --      (.04)     --       --
                                                                        ------        ------   ------   ------   ------   ------
  Total Distributions.........................................            (.39)         (.99)    (.85)    (.93)   (1.09)    (.96)
                                                                        ------        ------   ------   ------   ------   ------
  Net asset value, end of period..............................          $14.67        $14.48   $14.51   $14.43   $15.02   $14.33
                                                                        ------        ------   ------   ------   ------   ------
                                                                        ------        ------   ------   ------   ------   ------
TOTAL INVESTMENT RETURN(1)....................................            8.01%(2)      6.63%    6.71%    2.14%   12.84%   10.09%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.....................             .92%(2)       .91%     .90%     .80%     .69%     .52%
  Ratio of net investment income
    to average net assets.....................................            5.29%(2)      5.29%    5.67%    5.61%    6.21%    6.65%
  Decrease reflected in above expense ratios
    due to undertakings by the Manager........................              --           --       .01%     .10%     .21%     .41%
  Portfolio Turnover Rate.....................................           34.58%(3)     54.37%   50.62%   20.84%   33.18%   20.99%
  Net Assets, end of period (000's Omitted)...................        $214,281      $227,478 $252,406 $289,791 $299,775 $245,474

-------------------------
(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.

See notes to financial statements.


Premier State Municipal Bond Fund, Florida Series
---------------------------------------------------
Financial Highlights (continued)

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Class B Shares
                                                                      ----------------------------------------------------
                                                                      Six Months Ended
                                                                      October 31, 1996          Year Ended April 30,
                                                                                        ----------------------------------
PER SHARE DATA:                                                         (Unaudited)      1996     1995     1994    1993(1)
                                                                        -----------     ------   ------   ------  --------
  Net asset value, beginning of period..............................       $14.47       $14.51   $14.42   $15.01   $14.59
                                                                           ------       ------   ------   ------   ------
  Investment Operations:
  Investment income--net............................................          .35          .71      .73      .77      .24
  Net realized and unrealized gain (loss)
    on investments..................................................          .19          .16      .13     (.51)     .42
                                                                           ------       ------   ------   ------   ------
  Total from Investment Operations..................................          .54          .87      .86      .26      .66
                                                                           ------       ------   ------   ------   ------
  Distributions:
  Dividends from investment income--net.............................         (.35)        (.71)    (.73)    (.77)    (.24)
  Dividends from net realized gain on investments...................          --          (.20)    (.04)    (.04)     --
  Dividends in excess of net realized gain on investments...........          --           --       --      (.04)     --
                                                                           ------       ------   ------   ------   ------
  Total Distributions...............................................         (.35)        (.91)    (.77)    (.85)    (.24)
                                                                           ------       ------   ------   ------   ------
  Net asset value, end of period....................................       $14.66       $14.47   $14.51   $14.42   $15.01
                                                                           ------       ------   ------   ------   ------
                                                                           ------       ------   ------   ------   ------
TOTAL INVESTMENT RETURN(2)..........................................         7.50%(3)     6.01%    6.21%    1.54%   15.60%(3)

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...........................         1.42%(3)     1.41%    1.41%    1.34%    1.12%(3)
  Ratio of net investment income
    to average net assets...........................................         4.79%(3)     4.77%    5.13%    4.91%    4.87%(3)
  Decrease reflected in above expense ratios
    due to undertakings by the Manager..............................          --           --       .01%     .09%     .12%(3)
  Portfolio Turnover Rate...........................................        34.58%(4)    54.37%   50.62%   20.84%   33.18%
  Net Assets, end of period (000's Omitted).........................      $26,606      $27,023  $25,282  $22,476   $5,916

-------------------
(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

See notes to financial statements.

Premier State Municipal Bond Fund, Florida Series
----------------------------------------------------
Financial Highlights (continued)

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                Class C Shares
                                                                   ---------------------------------------
                                                                   Six Months Ended
                                                                   October 31, 1996          Year Ended
PER SHARE DATA:                                                      (Unaudited)          April 30, 1996(1)
                                                                   ----------------       -----------------
  Net asset value, beginning of period..........................        $14.47                 $14.65
                                                                        ------                 ------
  Investment Operations:
  Investment income--net........................................           .33                    .48
  Net realized and unrealized gain (loss)
    on investments..............................................           .19                    .02
                                                                        ------                 ------
  Total from Investment Operations..............................           .52                    .50
                                                                        ------                 ------

  Distributions:
  Dividends from investment income--net.........................          (.33)                  (.48)
  Dividends from net realized gain on investments...............           --                    (.20)
                                                                        ------                 ------
  Total Distributions...........................................          (.33)                  (.68)
                                                                        ------                 ------
  Net asset value, end of period................................        $14.66                 $14.47
                                                                        ------                 ------
                                                                        ------                 ------
TOTAL INVESTMENT RETURN(2)......................................          7.28%(3)               4.69%(3)

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.......................          1.92%(3)               1.99%(3)
  Ratio of net investment income
    to average net assets.......................................          4.92%(3)               4.20%(3)
  Portfolio Turnover Rate.......................................         34.58%(4)              54.37%
  Net Assets, end of period (000's Omitted).....................           $57                    $35

------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

See notes to financial statements.

Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

        Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Florida Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

        On October 31, 1996, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Insured Municipal Bond Fund, Florida Series to the Fund in a tax free exchange for shares of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange is subject to the approval of Premier Insured Municipal Bond Fund, Florida Series shareholders.

        Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

        The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

        The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

     The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

     (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

        (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

        (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement during the period ended October 31, 1996.

        Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $738 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares.

        (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $67,055 was charged to the Fund for the Class B shares and $162 was charged to the Fund for the Class C shares.

     (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $277,861, $33,528 and $54 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

Premier State Municipal Bond Fund, Florida Series
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $49,847 during the period ended October 31, 1996.

     (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

        The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $84,644,031 and $91,071,356, respectively.

        At October 31, 1996, accumulated net unrealized appreciation on investments was $8,568,567, consisting of $10,036,468 gross unrealized appreciation and $1,467,901 gross unrealized depreciation.

        At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier State Municipal
Bond Fund, Florida Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940
Printed in U.S.A.       051/615SA9610

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to provide you with this report on the Premier State Municipal Bond Fund - Georgia Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 4.69% for Class A shares, 4.43% for Class B shares and 4.28% for Class C shares.* Income dividends exempt from Federal and Georgia State personal income taxes of approximately $.315 for Class A shares, $.282 for Class B shares and $.262 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 4.47%, 4.19% and 3.90% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proven unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled, with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

    During the last six months, the bond market corrected nearly 100 basis points with most of the upward momentum realized in the last quarter. The 30-year U.S. Treasury bond fluctuated around the 7% level until mid-October when the market established a new trading range as the Treasury bond market rallied to 6.45%. The municipal market was able to stabilize aided by strong retail support reflected in strengthening demand for municipal bonds.

    Continued strength in the fixed income market reflects continued optimism that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data. The new lower rates have brought many issuers back into the municipal market. Recently, $10 billion in new supply had caused municipal bond prices to cheapen relative to taxable bonds. The increase in yields reversed the trend of outperformance by the municipal market that has characterized most of 1996.

THE PORTFOLIO

    Since March 1996 we have held steadfast in our decision to purchase more discount bonds for the Series. Unfortunately, the Georgia market offered little in the way of new issues during the period. At the same time, the municipal market had its fair share of turbulence, which placed our slightly defensive posture in a positive light by way of emphasizing income. We felt, however, that attempting to anticipate the turns in the market would be disastrous. As a result, we charted our course and faithfully stayed with a relatively long duration as a way to aid performance.

    To achieve this goal, the Series sold current coupon holdings and short call bonds. This strategy allowed the Series to take profits as retail demand supported the municipal market. Having accomplished this goal, despite a dwindling supply of bonds in the marketplace, the Series' performance improved.

    We will continue to manage the Series with this strategy in mind as we move forward. The market is not offering any concrete signs to us that a downturn may be imminent. In fact, we anticipate the market demonstrating more stable characteristics through year-end.

    Our primary tasks - to earn a high level of current income to the extent consistent with the preservation of capital, while maintaining the highest levels of credit quality - continue to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                          Very truly yours,
                      [Richard J. Moynihan signature logo]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
November 15, 1996 New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some State and local taxes for non-Georgia residents.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS                                                                      OCTOBER 31, 1996 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments-98.2%                                                                  Amount          Value
                                                                                                       ------         ------

Albany, Sewer System Revenue 6.50%, 7/1/2009 (Insured; MBIA)................                     $     100,000    $  109,007
Atlanta:
  Airport Facilities Revenue:
    5.25%, 1/1/2010 (Insured; AMBAC)........................................                         2,000,000     1,969,060
    6%, 1/1/2014 (Insured; AMBAC)...........................................                         1,000,000     1,015,750
  COP (Atlanta Pretrial Detention Center Project) 6.25%, 12/1/2011 (Insured; MBIA)                     300,000       318,828
  GO 6.10%, 12/1/2019.......................................................                         1,000,000     1,037,680
Barrow County School District 5.60%, 2/1/2015 (Insured; MBIA)...............                         1,000,000       999,340
Bartow County, Water and Sewer Revenue, Refunding 6%, 9/1/2015 (Insured; AMBAC)                        450,000       462,537
Clayton County and Clayton County Water Authority, Water and Sewer Revenue,
Refunding
  5.60%, 5/1/2013 (Insured; AMBAC)..........................................                         1,200,000     1,213,284
Colquitt County Hospital Authority, Refunding 5.50%, 3/1/2010...............                         1,000,000       982,980
Columbus, Water and Sewer Revenue, Refunding:
  5.40%, 6/1/2011 (Insured; AMBAC) (a)......................................                           750,000       747,788
  5.70%, 5/1/2020...........................................................                           500,000       498,395
Columbus Hospital Authority, Revenue Certificates (Saint Francis Hospital)
  6.20%, 1/1/2010 (Insured; MBIA)...........................................                           200,000       208,950
Coweta County School System 6.35%, 8/1/2012.................................                           100,000       105,327
Dekalb County Development Authority, Revenue :
  Refunding (Emory University Project) 5.25%, 11/1/2015.....................                         1,000,000       978,250
  (Wesley Homes, Inc-Budd Terrace Project)
    6.75%, 10/1/2013 (LOC; Wachovia Bank of Georgia, N.A.) (b)..............                           200,000       210,100
Fayette County School District 6.125%, 3/1/2015.............................                           500,000       522,160
Fulton County, Water and Sewer Revenue, Refunding 6.375%, 1/1/2014 (Insured; FGIC)                     290,000       322,912
Fulton County Building Authority, Revenue, Refunding
  (County Government and Health Facilities Project) 6.125%, 1/1/2011........                           300,000       314,589
Fulton County Development Authority, Special Facilities Revenue, Refunding
  (Delta Air Lines Inc. Project) 6.95%, 11/1/2012...........................                           245,000       261,618
Gainesville, Water and Sewer Revenue, Refunding 6%, 11/15/2012 (Insured; FGIC)                         300,000       321,987
Georgia, GO:
  6.65%, 3/1/2009...........................................................                         1,000,000     1,137,070
  5.65%, 3/1/2012...........................................................                         1,000,000     1,031,780
Georgia Housing and Finance Authority, SFMR :
  7%, 12/1/2015 (Insured; FSA)..............................................                         1,500,000     1,584,255
  6.50%, 12/1/2017 (Insured; FSA)...........................................                         1,000,000     1,024,990
Georgia Municipal Electric Authority, Power Revenue, Refunding:
  5.50%, 1/1/2012...........................................................                         1,000,000       990,790
  6.125%, 1/1/2014 (Insured; FGIC)..........................................                           300,000       311,976
Georgia Municipal Gas Authority, Gas Revenue (Warner Robins Project)
  5.80%, 11/1/2015 (Insured; MBIA)..........................................                         1,000,000     1,010,970
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health)
  5.25%, 8/1/2013 (Insured; MBIA)...........................................                         2,000,000     1,925,440


PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                           OCTOBER 31, 1996 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                       ------         ------

Hancock County, Various Purpose Asset Guaranty 6.70%, 4/1/2015..............                      $  1,000,000  $  1,096,830
Marietta Development Authority, Revenue (First Mortgage-Life College)
  5.75%, 9/1/2014 (Insured; CGIC) (c).......................................                           850,000       857,769
Metropolitan Atlanta Rapid Transportation Authority, Sales Tax Revenue,
Refunding
  6.25%, 7/1/2020 (Insured; AMBAC)..........................................                           300,000       331,461
Private Colleges and Universities Authority, Revenue, Refunding
  (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)................                         1,000,000     1,060,340
Roswell, GO 5.65%, 2/1/2011.................................................                         1,000,000     1,023,900
Smyrna Hospital Authority, Revenue (Adventist Hospital Smyrna Project)
  5.50%, 8/1/2026 (Insured; AMBAC)..........................................                         1,000,000       980,530
                                                                                                                      ------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $26,060,734)....................                                     $26,968,643
                                                                                                                      ======
Short-Term Municipal Investments-1.8%
U.S. Related:
Puerto Rico Electric Power Authority, 3.25% (d) (cost $500,000).............                     $     500,000    $  500,000
                                                                                                                      ======
TOTAL INVESTMENTS-100.0% (cost $26,560,734).................................                                     $27,468,643
                                                                                                                      ======


Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      GO      General Obligation
CGIC          Capital Guaranty Insurance Company                 LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue


Summary of Combined Ratings
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               ----                           ---------                  ----------

AAA                                Aaa                            AAA                               64.9%
AA                                 Aa                             AA                                28.3
A                                  A                              A                                  5.8
BB                                 Ba                             BB                                 1.0
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====


Notes to Statement of Investments:
    (a)  Purchased on a when-issued basis.
    (b)  Secured by letters of credit.
    (c)  Wholly held by the custodian as collateral for when-issued security.
    (d) Inverse floater security-the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF ASSETS AND LIABILITIES             OCTOBER 31, 1996 (UNAUDITED)

                                                                                                     Cost            Value
                                                                                                     -------         ------


ASSETS:                          Investments in securities-See Statement of Investments          $26,560,734    $27,468,643
                                 Cash.......................................                                        144,291
                                 Receivable for shares of Beneficial Interest subscribed                            484,021
                                 Interest receivable........................                                          5,084
                                 Prepaid expenses...........................                                          1,858
                                                                                                                    -------
                                                                                                                 28,103,897
                                                                                                                    -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       13,744
                                 Due to Distributor.........................                                         13,985
                                 Payable for investment securities purchased                                        747,473
                                 Payable for shares of Beneficial Interest redeemed                                  11,623
                                 Accrued expenses...........................                                         23,926
                                                                                                                    -------
                                                                                                                    810,751
                                                                                                                    -------
NET ASSETS..................................................................                                    $27,293,146
                                                                                                                    =======
REPRESENTED BY:                  Paid-in capital............................                                    $27,088,790
                                 Accumulated net realized gain (loss) on investments                               (703,553)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 3......................                                        907,909
                                                                                                                    -------
NET ASSETS..................................................................                                    $27,293,146
                                                                                                                    =======
                                           NET ASSET VALUE PER SHARE
                                                -----------------



                                                                          Class A             Class B            Class C
                                                                         -------             -------             -------


Net Assets..................................................         $  7,862,394          $19,329,085          $101,667
Shares Outstanding..........................................              589,194            1,448,052             7,620
NET ASSET VALUE PER SHARE...................................               $13.34               $13.35            $13.34
                                                                             ====                 ====              ====






SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME


INCOME                           Interest Income............................                                     $   790,980
EXPENSES:                        Management fee-Note 2(a)...................                     $  75,756
                                 Distribution fees-Note 2(b)................                        48,961
                                 Shareholder servicing costs-Note 2(c)......                        43,936
                                 Audit fees.................................                         2,850
                                 Prospectus and shareholders' reports.......                         2,526
                                 Custodian fees.............................                         1,763
                                 Legal fees.................................                         1,649
                                 Registration fees..........................                           891
                                 Trustees' fees and expenses-Note 2(d)......                           142
                                 Miscellaneous..............................                         5,705
                                                                                                     -----
                                     Total Expenses.........................                                         184,179
                                                                                                                      ------
INVESTMENT INCOME-NET.......................................................                                         606,801
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                     $  30,382
                                 Net unrealized appreciation (depreciation) on investments         574,369
                                                                                                     -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         604,751
                                                                                                                      ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,211,552
                                                                                                                      ======


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Six Months Ended
                                                                                             October 31, 1996      Year Ended
                                                                                               (Unaudited)       April 30, 1996
                                                                                                ---------            -------
OPERATIONS:

  Investment income-net....................................................                  $    606,801       $  1,353,288
  Net realized gain (loss) on investments..................................                        30,382           (205,254)
  Net unrealized appreciation (depreciation) on investments................                       574,369            774,119
                                                                                                   ------             ------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                     1,211,552          1,922,153
                                                                                                   ------             ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                      (190,830)          (443,972)
    Class B shares.........................................................                      (414,129)          (908,818)
    Class C shares.........................................................                        (1,842)              (498)
                                                                                                   ------             ------
      Total Dividends......................................................                      (606,801)        (1,353,288)
                                                                                                   ------             ------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                        44,191            326,483
    Class B shares.........................................................                       533,782          2,305,085
    Class C shares.........................................................                        10,038             88,634
  Dividends reinvested:
    Class A shares.........................................................                       141,580            316,447
    Class B shares.........................................................                       201,923            438,970
    Class C shares.........................................................                         1,779                498
  Cost of shares redeemed:
    Class A shares.........................................................                      (846,131)        (1,482,789)
    Class B shares.........................................................                    (1,938,664)        (2,436,019)
                                                                                                   ------             ------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  (1,851,502)          (442,691)
                                                                                                   ------             ------
        Total Increase (Decrease) in Net Assets............................                    (1,246,751)           126,174
NET ASSETS:
  Beginning of Period......................................................                    28,539,897         28,413,723
                                                                                                   ------             ------
  End of Period............................................................                   $27,293,146        $28,539,897
                                                                                                   ======             ======

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   Shares

                                                                                     --------------------------------------
                                                                                     Six Months Ended
                                                                                     October 31, 1996         Year Ended
                                                                                       (Unaudited)          April 30, 1996
                                                                                         ---------             -------
CAPITAL SHARE TRANSACTIONS:
    Class A
    ----
    Shares sold..........................................................                        3,374             24,765
    Shares issued for dividends reinvested...............................                       10,759             23,848
    Shares redeemed......................................................                      (64,401)          (111,113)
                                                                                                  ----               ----
                                 Net Increase (Decrease) in Shares Outstanding                 (50,268)           (62,500)
                                                                                                  ====               ====
    Class B
    ----
    Shares sold..........................................................                       40,587             173,357
    Shares issued for dividends reinvested...............................                       15,341             33,082
    Shares redeemed......................................................                     (147,846)          (183,789)
                                                                                                  ----               ----
                                 Net Increase (Decrease) in Shares Outstanding                 (91,918)            22,650
                                                                                                  ====               ====
    Class C*
    ----
    Shares sold..........................................................                          762              6,685
    Shares issued for dividends reinvested...............................                          135                 38
                                                                                                  ----               ----
                                 Net Increase (Decrease) in Shares Outstanding                     897              6,723
                                                                                                  ====               ====
    *From August 15, 1995 (commencement of initial offering) to April 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                   Class A Shares
                                                             ---------------------------------------------------
                                                              Six Months Ended
                                                               October 31, 1996           Year Ended April 30,
                                                                                 ----------------------------------------
PER SHARE DATA:                                                 (Unaudited)        1996      1995        1994      1993(1)
                                                                  --------          ---       ---         ---       ---


    Net asset value, beginning of period........                  $13.05         $12.80    $12.69      $13.27    $12.50
                                                                    ----           ----      ----        ----      ----
    Investment Operations:
    Investment income-net.......................                     .32            .66       .73         .73       .51
    Net realized and unrealized gain (loss)
      on investments............................                     .29            .25       .11        (.58)      .77
                                                                    ----           ----      ----        ----      ----
    Total from Investment Operations............                     .61            .91       .84         .15      1.28
                                                                    ----           ----      ----        ----      ----
    Distributions:
    Dividends from investment income-net........                    (.32)          (.66)     (.73)       (.73)     (.51)
                                                                    ----           ----      ----        ----      ----
    Net asset value, end of period..............                  $13.34         $13.05    $12.80      $12.69    $13.27
                                                                    ====           ====      ====        ====      ====
TOTAL INVESTMENT RETURN(2)......................                    9.30%(3)       7.14%     6.87%        .97%    15.91%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....                     .99%(3)        .74%      .25%        .07%       .-
    Ratio of net investment income
      to average net assets.....................                    4.81%(3)       5.00%     5.80%       5.41%     5.55%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager........                      .-            .21%      .78%       1.02%     1.46%(3)
    Portfolio Turnover Rate.....................                   32.46%(4)      33.09%    34.04%       6.76%    37.79%(4)
    Net Assets, end of period (000's Omitted)...                  $7,862         $8,346    $8,985     $10,058    $7,304
    (1)  From September 3, 1992 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.




SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                   Class B Shares
                                                             ---------------------------------------------------
                                                              Six Months Ended
                                                               October 31, 1996           Year Ended April 30,
                                                                                 ----------------------------------------
PER SHARE DATA:                                                 (Unaudited)        1996      1995        1994        1993(1)
                                                                  --------         ----      ----        ----        ----

    Net asset value, beginning of period........                  $13.06         $12.80    $12.69      $13.27      $12.71
                                                                    ----           ----      ----        ----        ----
    Investment Operations:
    Investment income-net.......................                     .28            .59       .66         .67         .20
    Net realized and unrealized gain (loss)
      on investments............................                     .29            .26       .11        (.58)        .56
                                                                    ----           ----      ----        ----        ----
    Total from Investment Operations............                     .57            .85       .77         .09         .76
                                                                    ----           ----      ----        ----        ----
    Distributions:
    Dividends from investment income-net........                    (.28)          (.59)     (.66)       (.67)       (.20)
                                                                    ----           ----      ----        ----        ----
    Net asset value, end of period..............                  $13.35         $13.06    $12.80      $12.69      $13.27
                                                                    ====           ====      ====        ====        ====
TOTAL INVESTMENT RETURN(2)......................                    8.79%(3)       6.69%     6.33%        .46%      20.66%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....                    1.48%(3)       1.24%      .75%        .58%        .50%(3)
    Ratio of net investment income
       to average net assets....................                    4.26%(3)       4.46%     5.27%       4.85%       4.60%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager........                      .-            .20%      .80%       1.02%       1.37%(3)
    Portfolio Turnover Rate.....................                   32.46%(4)      33.09%    34.04%       6.76%      37.79%(4)
    Net Assets, end of period (000's Omitted)...                 $19,329        $20,106   $19,429     $16,243      $6,319
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.




SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                               Class C Shares
                                                                                   ------------------------------------
                                                                                     Six Months Ended
                                                                                     October 31, 1996     Year Ended

PER SHARE DATA:                                                                        (Unaudited)      April 30, 1996(1)
                                                                                        ---------         --------


    Net asset value, beginning of period................................                 $13.05            $12.85
                                                                                            ---               ---
    Investment Operations:
    Investment income-net...............................................                    .26               .38
    Net realized and unrealized gain (loss)
      on investments....................................................                    .29               .20
                                                                                            ---               ---
    Total from Investment Operations....................................                    .55               .58
                                                                                            ---               ---
    Distributions:
    Dividends from investment income-net................................                   (.26)             (.38)
                                                                                            ---               ---
    Net asset value, end of period......................................                 $13.34            $13.05
                                                                                            ===               ===
TOTAL INVESTMENT RETURN(2)..............................................                   8.49%(3)          6.28%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                   1.81%(3)          1.98%(3)
    Ratio of net investment income
      to average net assets.............................................                   3.95%(3)          3.73%(3)
    Portfolio Turnover Rate.............................................                  32.46%(4)         33.09%
    Net Assets, end of period (000's Omitted)...........................                   $102               $88
    (1)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

     Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Georgia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

     PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes. The Fund has an unused capital loss carryover of approximately $648,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1996. The carryover does not include net realized securities losses from November 1, 1995 through April 30, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $14,625 of the carryover express in fiscal 2002, $366,375 of the carryover expires in fiscal 2003 and $267,000 of the carryover expires in fiscal 2004. NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH
AFFILIATES: (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. However, the Manager has undertaken from May 1, 1996 through April 30, 1997 to reduce the management fee or reimburse such excess expenses paid by the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. There was no expense reimbursement during the period ended October 31, 1996. The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement. Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $708 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares. (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $48,611 was charged to the Fund for the Class B shares and $350 was charged to the Fund for the Class C shares. (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $10,012, $24,306 and $117 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan. The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $6,107 during the six months ended October 31, 1996.

     (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

     NOTE 3-SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $8,973,485 and $10,628,120, respectively. At October 31, 1996, accumulated net unrealized appreciation on investments was $907,909, consisting of $911,226 gross unrealized appreciation and $3,317 gross unrealized depreciation. At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER STATE MUNICIPAL
BOND FUND, GEORGIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN The Bank of New York 90 Washington Street New York, NY 10286 TRANSFER AGENT & DIVIDEND DISBURSING AGENT Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       068/627SA9610
Semi-Annual Report
Premier State
Municipal Bond Fund
Georgia Series
October 31, 1996
[Dreyfus lion/2hres logo]

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
LETTER TO SHAREHOLDERS

Dear Shareholders:

    We are pleased to provide you with this report on the Premier State Municipal Bond Fund - Massachusetts Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 5.11% for Class A shares, 4.84% for Class B shares and 4.80% for Class C shares.* Income dividends exempt from Federal and Massachusetts State personal income taxes of approximately $.320 for Class A shares, $.290 for Class B shares and $.275 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.15%, 4.89% and 4.64% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Feds") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

     Since our last letter to you at the end of April, when the bond market corrected nearly 100 basis points in four months, the bond market has gone through a transition. Long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized over the next five months, vacillating around the 7% level until the middle of October, when the market established a new trading range as the Treasury bond market rallied to a 6.45% yield. The municipal market has also gone through a period of stabilization during which the retail (or individual) investor became very active, strengthening the demand for municipal bonds. The more recent rally in fixed income securities is built on the continued speculation that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data. The new lower rates have brought many issuers back into the municipal marketplace. Recently, at the time of the election, $10 billion in new supply had to be digested by the tax-exempt market in two weeks, which caused municipal bond prices to cheapen relative to taxables. The increase in yields reversed the trend of outperformance by the municipal market that has characterized 1996.

THEPORTFOLIO

     The portfolio holds many high coupon bonds that help the Series derive most of its total return from income. During this last six-month period we have chosen to replace some existing holdings with either those that have better call protection and coincidental upside price potential, or those with higher liquidity features. On a security by security basis we have used these selection criteria in analyzing the risk/return function of each bond purchased and sold. Our criteria stress accomplishing these goals without compromising income or losing sight of the portfolio in its totality. Currently, the duration (an industry measurement of price responsiveness to changes in interest rates and therefore price risk of the Series) is slightly longer, or more aggressive, than it was at the time of our last letter, when it was slightly defensive overall compared to other funds in our comparison group. As of the end of the reporting period, the tax-exempt market was attractively valued compared to taxable fixed income equivalents. We believe the current portfolio structure should serve the portfolio well during a return to more conventional yield relationships or through a repeated period of stabilization that we have experienced. Included in this report is a series of detailed statements about the Series' holdings and financial condition. We hope you find them informative and greatly appreciate your support. Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 15, 1996 New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some State and local taxes for non-Massachusetts residents. Capital gain distributions may be subject to Federal, State and local taxes.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS                         OCTOBER 31, 1996 (UNAUDITED)

                                                                                                     Principal
Long-Term Municipal Investments-100.0%                                                                 Amount         Value
                                                                                                      --------       ---------
Massachusetts-72.2%
Boston Industrial Development Financing Authority, Sewer Facility Revenue
  (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015....................                      $  2,500,000    $ 2,689,175
Leominster 7.50%, 4/1/2009 (Insured; MBIA, Prerefunded 4/1/2000) (a)........                         1,275,000      1,422,275
Lynn Water and Sewer Commission, General Revenue
  7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000) (a)...............                         1,000,000      1,123,550
Massachusetts Bay Transportation Authority:
  6.933%, 3/1/2021 (Insured; MBIA) (b,c)....................................                         2,300,000      2,145,325
  7%, 3/1/2021..............................................................                         1,000,000      1,189,940
Massachusetts Commonwealth 7%, 8/1/2012 (Prerefunded 8/1/2001) (a)..........                         1,850,000      2,076,014
Massachusetts Education Loan Authority, Education Loan Revenue
  7.75%, 1/1/2008 (Insured; MBIA)...........................................                         1,175,000      1,213,975
Massachusetts Health and Educational Facilities Authority, Revenue:
  (Baystate Medical Center) 6%, 7/1/2026 (Insured; FSA).....................                         2,000,000      2,051,300
  (Cooley Dickinson Hospital):
    5.50%, 11/15/2018 (Insured; AMBAC)......................................                         3,500,000      3,397,730
    5.50%, 11/15/2025 (Insured; AMBAC)......................................                         1,500,000      1,446,285
  (Medical Center of Central Massachusetts) 7.10%, 7/1/2021.................                         1,000,000      1,056,510
  (New England Deaconess Hospital) 6.875%, 4/1/2022.........................                         4,000,000      4,252,240
  (Refunding - Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)................                         2,050,000      2,236,796
  (South Shore Hospital) 7.50%, 7/1/2020
    (Insured; MBIA, Prerefunded 7/1/2000) (a)...............................                         2,000,000      2,241,400
  (University Hospital) 7.25%, 7/1/2019 (Insured; MBIA).....................                         2,750,000      3,013,698
Massachusetts Housing Finance Agency, SFHR:
  7.80%, 12/1/2005..........................................................                           845,000        892,430
  7.90%, 6/1/2014...........................................................                           855,000        907,565
  7.95%, 6/1/2023...........................................................                         1,920,000      2,027,635
Massachusetts Industrial Finance Agency, Revenue:
  (Provider Lease Program) 8.75%, 7/15/2009.................................                           675,000        704,801
  (Water Treatment - American Hingham) 6.95%, 12/1/2035.....................                         3,000,000      3,058,260
Massachusetts Municipal Wholesale Electric Co., Power Supply Systems Revenue
  6.125%, 7/1/2019..........................................................                         1,200,000      1,195,512
Massachusetts Port Authority, Special Project Revenue
  (Harborside Hyatt) 10%, 3/1/2026..........................................                         3,000,000      3,366,090
Massachusetts Water Resources Authority:
  5%, 12/1/2016 (Insured; MBIA).............................................                         3,000,000      2,806,740
  5%, 12/1/2025 (Insured; MBIA).............................................                         5,400,000      4,933,656
South Essex Sewer District, Refunding 5.25%, 6/15/2024 (Insured; MBIA)......                         1,000,000        950,350

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                      OCTOBER 31, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount        Value
                                                                                                     ---------      ---------
U. S. Related-27.8%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                      $  1,500,000   $  1,544,985
Puerto Rico Commonwealth:
  5.40%, 7/1/2025...........................................................                         2,000,000      1,890,020
Puerto Rico Commonwealth (continued):
  Public Improvement 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a).............                         1,000,000      1,129,520
  Refunding:
    6%, 7/1/2014............................................................                         2,000,000      2,024,900
    5.375%, 7/1/2022 (Insured; MBIA)........................................                         2,500,000      2,458,775
Puerto Rico Commonwealth Highway and Transportation Authority,
  Highway Revenue:
    6.493%, 7/1/2009 (b)....................................................                         1,000,000        947,500
    6.593%, 7/1/2010 (b)....................................................                         1,000,000        945,000
Puerto Rico Housing Finance Corporation, MFMR
  7.50%, 4/1/2022 (LOC; Government Development Bank) (d)....................                         3,355,000      3,548,047
Puerto Rico Ports Authority, Special Facilities Revenue
  (American Airlines) 6.30%, 6/1/2023.......................................                         1,500,000      1,515,735
Puerto Rico Public Buildings Authority,
  Guaranteed Government Facilities Revenue 6.25%, 7/1/2015 (Insured; AMBAC).                         1,100,000      1,212,431
Virgin Islands Public Finance Authority, Revenue, Refunding
  7.25%, 10/1/2018..........................................................                         2,750,000      2,947,010
                                                                                                                   ----------
TOTAL INVESTMENTS (cost $69,831,804)........................................                                      $72,563,175
                                                                                                                 =============



PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FSA           Financial Security Assurance                                    Insurance Corporation
LOC           Letter of Credit                                   MFMR    Multi-Family Mortgage Revenue
                                                                 SFHR    Single Family Housing Revenue


Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
-------                            ------                         -----------------          ---------------------

AAA                                Aaa                            AAA                               46.5%
AA                                 Aa                             AA                                10.2
A                                  A                              A                                 17.2
BBB                                Baa                            BBB                               16.4
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      9.7
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:

  (a)Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

  (b)Inverse floater security - the interest rate is subject to change periodically.

  (c)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, this security amounted to $2,145,325 or 2.9% of net assets.

  (d)Secured by letter of credit.

  (e)Fitch currently provides creditworthiness information for a limited number of investments.

  (f)Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

  (g)At October 31, 1996, 33.2% of the Fund's net assets are insured by MBIA.

  (h)At October 31, 1996, the Fund had $18,639,448 (25.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF ASSETS AND LIABILITIES                        OCTOBER 31, 1996 (UNAUDITED)
                                                                                                    Cost                Value
                                                                                                 ----------          ----------

ASSETS:                          Investments in securities-See Statement of Investments          $69,831,804        $72,563,175
                                 Cash.......................................                                            170,073
                                 Interest receivable........................                                          1,399,842
                                 Receivable for shares of Beneficial Interest subscribed                                 12,896
                                 Prepaid expenses...........................                                              2,677
                                                                                                                     ----------
                                                                                                                     74,148,663
                                                                                                                     ----------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           34,586
                                 Due to Distributor.........................                                             18,147
                                 Payable for shares of Beneficial Interest redeemed                                      32,846
                                 Accrued expenses...........................                                             22,148
                                                                                                                     ----------
                                                                                                                        107,727
                                                                                                                     ----------
NET ASSETS..................................................................                                        $74,040,936
                                                                                                                  =============
REPRESENTED BY:                  Paid-in capital............................                                        $69,687,183
                                 Accumulated net realized gain (loss) on investments                                  1,622,382
                                 Accumulated net unrealized appreciation
                                 (depreciation) on investments-Note 3 ........                                        2,731,371
                                                                                                                     ----------
NET ASSETS..................................................................                                        $74,040,936
                                                                                                                   ============


                                                                                     NET ASSET VALUE PER SHARE
                                                                                     ---------------------------

                                                                           Class A                 Class B            Class C
                                                                         -------------          ------------        -----------

Net Assets....................................................            $68,249,380            $5,790,480           $1,076
Shares Outstanding............................................              5,803,263               492,685           91.568
NET ASSET VALUE PER SHARE.....................................                 $11.76                $11.75           $11.75
                                                                               ======                ======           =======




SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF OPERATIONS                             SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $2,376,842
EXPENSES:                        Management fee-Note 2(a)...................                   $   204,169
                                 Shareholder servicing costs-Note 2(c)......                       119,169
                                 Distribution fees-Note 2(b)................                        13,976
                                 Professional fees..........................                         6,206
                                 Custodian fees.............................                         3,909
                                 Prospectus and shareholders' reports.......                         3,456
                                 Registration fees..........................                         3,069
                                 Trustees' fees and expenses-Note 2(d)......                           537
                                 Miscellaneous..............................                         4,053
                                                                                                 ----------
                                     Total Expenses.........................                                            358,544
                                                                                                                     ----------
INVESTMENT INCOME-NET.......................................................                                          2,018,298
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                  $    (61,878)
                                 Net unrealized appreciation (depreciation)
                                      on investments                                              1,734,999
                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          1,673,121
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $3,691,419
                                                                                                                     ==========

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Six Months Ended
                                                                                       October 31, 1996         Year Ended
                                                                                        (Unaudited)           April 30, 1996
                                                                                      --------------          -------------
OPERATIONS:

    Investment income-net...............................................               $  2,018,298            $  4,274,002
    Net realized gain (loss) on investments.............................                    (61,878)              2,354,880
    Net unrealized appreciation (depreciation) on investments...........                   1,734,999             (2,363,586)
                                                                                      --------------          -------------
          Net Increase (Decrease) in Net Assets Resulting from Operations                  3,691,419              4,265,296
                                                                                      --------------          -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares....................................................                 (1,879,678)            (4,029,063)
      Class B shares....................................................                   (138,596)              (244,904)
      Class C shares....................................................                        (24)                   (35)
    Net realized gain on investments:
      Class A shares....................................................                         __               (164,269)
      Class B shares....................................................                         __                (11,333)
      Class C shares....................................................                         __                     (2)
                                                                                      --------------          -------------
          Total Dividends...............................................                 (2,018,298)            (4,449,606)
                                                                                      --------------          -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares....................................................                   1,769,860              2,996,973
      Class B shares....................................................                     729,810              1,256,028
      Class C shares....................................................                       __                     1,000
    Dividends reinvested:
      Class A shares....................................................                   1,011,347              2,291,472
      Class B shares....................................................                      79,587                142,581
      Class C shares....................................................                          25                     37
    Cost of shares redeemed:
      Class A shares....................................................                 (4,885,501)             (9,062,697)
      Class B shares....................................................                   (404,977)               (324,846)
                                                                                      --------------          -------------
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (1,699,849)            (2,699,452)
                                                                                      --------------          -------------
            Total Increase (Decrease) in Net Assets.....................                    (26,728)            (2,883,762)
NET ASSETS:
    Beginning of Period.................................................                  74,067,664             76,951,426
                                                                                      --------------          -------------
    End of Period.......................................................                 $74,040,936           $74,067,664
                                                                                      ==============         ==============



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares

                                                                                     -------------------------------------
                                                                                     Six Months Ended
                                                                                      October 31, 1996         Year Ended
                                                                                        (Unaudited)          April 30, 1996
                                                                                      --------------          -------------
CAPITAL SHARE TRANSACTIONS:
  Class A
  --------
  Shares sold..............................................................                  152,031               255,371
  Shares issued for dividends reinvested...................................                   87,063               194,345
  Shares redeemed..........................................................                (421,246)              (771,980)
                                                                                      --------------          -------------
                                 Net Increase (Decrease) in Shares Outstanding             (182,152)              (322,264)
                                                                                     ===============         ==============
  Class B
  --------
  Shares sold..............................................................                   63,416                106,403
  Shares issued for dividends reinvested...................................                    6,853                 12,098
  Shares redeemed..........................................................                 (34,931)               (27,545)
                                                                                      --------------          -------------
                                 Net Increase (Decrease) in Shares Outstanding                35,338                 90,956
                                                                                     ===============         ==============
  Class C*
  --------
  Shares sold..............................................................                     _                        86
  Shares issued for dividends reinvested...................................                        3                      3
                                                                                      --------------          -------------
                                 Net Increase (Decrease) in Shares Outstanding                     3                     89
                                                                                     ===============         ==============
    *From August 15, 1995 (commencement of initial offering) to April 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Class A Shares
                                                -------------------------------------------------------------------------------
                                                 Six Months Ended
                                                 October 31, 1996                       Year Ended April 30,
                                                                     ----------------------------------------------------------
PER SHARE DATA:                                     (Unaudited)      1996         1995         1994         1993          1992
                                                  --------------     -----       ------       ------       ------        ------

    Net asset value, beginning of period..             $11.50       $11.53       $11.64       $12.13       $11.41        $11.05
                                                       ------       ------       ------       ------       ------        ------
    Investment Operations:
    Investment income-net.................                .32          .66          .69          .71          .73           .75
    Net realized and unrealized gain (loss)
      on investments......................                .26          .-         (.06)        (.44)          .73           .36
                                                       ------       ------       ------       ------       ------        ------
    Total from Investment Operations......                .58          .66          .63          .27         1.46          1.11
                                                       ------       ------       ------       ------       ------        ------
    Distributions:
    Dividends from investment income-net..              (.32)        (.66)        (.69)        (.71)        (.73)        (.75)
    Dividends from net realized gain on investments      .-          (.03)        .-           (.05)        (.01)           .-
    Dividends in excess of net realized gain
      on investments......................               .-            .-         (.05)          .-           .-            .-
                                                       ------       ------       ------       ------       ------        ------
    Total Distributions...................              (.32)        (.69)        (.74)        (.76)        (.74)        (.75)
                                                       ------       ------       ------       ------       ------        ------
    Net asset value, end of period........             $11.76       $11.50       $11.53       $11.64       $12.13       $11.41
                                                       ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN(1)................          10.14%(2)        5.69%        5.72%        2.08%       13.14%       10.32%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           .93%(2)         .92%        .94%          .82%         .69%         .55%
    Ratio of net investment income
       to average net assets..............           5.48%(2)        5.57%        6.04%        5.80%        6.16%        6.65%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..             .-              -           .01%         .11%         .24%         .41%
    Portfolio Turnover Rate...............          12.87%(3)       34.86%       13.62%       12.04%       11.36%       24.75%
    Net Assets, end of period (000's Omitted)         $68,249      $68,812      $72,731      $76,865      $79,701      $66,873
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                           Class B Shares
                                                                ----------------------------------------------------------------
                                                               Six Months Ended
                                                               October 31, 1996             Year Ended April 30,
                                                                                  ----------------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996         1995         1994       1993(1)
                                                                  -----------    -------      -------       -------     -------

    Net asset value, beginning of period.........                    $11.49       $11.52       $11.63       $12.13       $11.79
                                                                    --------      -------      -------      -------     -------
    Investment Operations:
    Investment income-net........................                      .29           .60          .63          .64         .19
    Net realized and unrealized gain (loss)
      on investments.............................                      .26           .-          (.06)        (.45)        .34
                                                                    --------      -------      -------      -------     -------
    Total from Investment Operations.............                      .55           .60          .57          .19         .53
                                                                    --------      -------      -------      -------     -------
    Distributions:
    Dividends from investment income-net.........                      (.29)        (.60)       (.63)         (.64)       (.19)
    Dividends from net realized gain on investments                    .-           (.03)         .-          (.05)        .-
    Dividends in excess of net realized gain on investments            .-            .-         (.05)          .-          .-
                                                                    --------      -------      -------      -------     -------
    Total Distributions..........................                      (.29)        (.63)       (.68)         (.69)       (.19)
                                                                    --------      -------      -------      -------     -------
    Net asset value, end of period...............                    $11.75        $11.49     $11.52        $11.63      $12.13
                                                                    =======       =======     ======       ========    ========
TOTAL INVESTMENT RETURN(2).......................                    9.60%(3)      5.15%        5.15%        1.44%     15.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                    1.44%(3)      1.43%        1.45%        1.36%      1.15%(3)
    Ratio of net investment income
      to average net assets......................                    4.96%(3)      5.03%        5.47%        5.18%      4.92%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                      .-            .-         .01%          .10%       .13%(3)
    Portfolio Turnover Rate......................                   12.87%(4)     34.86%        13.62%      12.04%       11.36%
    Net Assets, end of period (000's Omitted)....                    $5,791       $5,255       $4,220       $3,702       $1,066
    ----------
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.
PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                         Class C Shares
                                                                                            --------------------------------------
                                                                                           Six Months Ended
                                                                                           October 31, 1996         Year Ended
PER SHARE DATA:                                                                              (Unaudited)         April 30, 1996(1)
                                                                                              ---------          ----------------

    Net asset value, beginning of period................................                      $11.48                  $11.59
                                                                                             --------                 -------
    Investment Operations:
    Investment income-net...............................................                        .27                      .40
    Net realized and unrealized gain (loss)
      on investments....................................................                        .27                     (.08)
                                                                                             --------                  -------
    Total from Investment Operations....................................                        .54                     .32
                                                                                             --------                   -------
    Distributions:
    Dividends from investment income-net................................                       (.27)                    (.40)
    Dividends from net realized gain on investments.....................                         .-                     (.03)
                                                                                             --------                   -------
    Total Distributions.................................................                       (.27)                    (.43)
                                                                                             --------                   -------
    Net asset value, end of period......................................                     $11.75                    $11.48
                                                                                            ========                  =========
TOTAL INVESTMENT RETURN(2)..............................................                     9.52%(3)                  3.76%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                     1.65%(3)                  1.69%(3)
    Ratio of net investment income
      to average net assets.............................................                   4.66%(3)                   4.72%(3)
    Portfolio Turnover Rate.............................................                  12.87%(4)                    34.86%
    Net Assets, end of period (000's Omitted)...........................                       $1                         $1
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Massachusetts Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

     (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement during the period ended October 31, 1996.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,700 during the period ended October 31, 1996, from commissions earned on sales of the Funds' shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $13,972 was charged to the Fund for the Class B shares and $4 was charged to the Fund for the Class C shares.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $85,817, $6,986 and $1 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $16,160 during the period ended October 31, 1996.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation. NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $10,106,313 and $9,288,965, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $2,731,371, consisting of $3,224,539 gross unrealized appreciation and $493,168 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER STATE MUNICIPAL
BOND FUND, MASSACHUSETTS SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       063/622SA9610
Semi-Annual Report
Premier State
Municipal Bond Fund
Massachusetts Series
October 31, 1996
[lion2hres logo]

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to provide you with this report on the Premier State Municipal Bond Fund - North Carolina Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 5.87% for Class A shares, 5.60% for Class B shares and 5.38% for Class C shares.* Income dividends exempt from Federal and North Carolina State personal income taxes of approximately $.338 for Class A shares, $.305 for Class B shares and $.288 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 4.81%, 4.54% and 4.29% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

    Since our last letter to you at the end of April, when the bond market corrected nearly 100 basis points in four months, the bond market has gone through a transition. Long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized over the next five months, vacillating around 7% until mid-October, when the market established a new trading range as the Treasury bond market rallied to a 6.45% yield. The municipal market has also gone through a period of stabilization during which the retail (or individual) investor became very active, strengthening the demand for municipal bonds. The more recent rally in fixed income securities is built on the continued speculation that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data. The new lower rates have brought many issuers back into the municipal marketplace. Recently, at the time of the election, $10 billion in new supply had to be digested by the tax-exempt market in two weeks which caused municipal bond prices to cheapen relative to taxables. The increase in yields reversed the trend of outperformance by the municipal market that has characterized 1996.

THE PORTFOLIO

    The portfolio holds many high coupon bonds that help the Series derive most of its total return from income. During this last six-month period we have chosen to replace some existing holdings with either those that have better call protection and coincidental upside price potential, or those with higher liquidity features. On a security by security basis we have used these selection criteria in analyzing the risk/return function of each bond purchased and sold. Our criteria stress accomplishing these goals without compromising income or losing sight of the portfolio in its totality. Currently, the duration (an industry measurement of price responsiveness to changes in interest rates and therefore price risk of the fund) is slightly longer, or more aggressive, than it was at the time of our last letter, when it was slightly defensive overall compared to other funds in our comparison group. The tax-exempt market currently is attractively valued compared to taxable fixed income equivalents. The current portfolio structure should serve the portfolio well during a return to more conventional yield relationships or through a repeated period of stabilization that we have experienced.

    Included in this report is a series of detailed statements about the Series' holdings and financial condition. We hope you find them informative and greatly appreciate your support.
                              Very truly yours,
                         [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 15, 1996 New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     ** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some State and local taxes for non-North Carolina residents.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF INVESTMENTS                                                                            OCTOBER 31, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments-100.0%                                                                 Amount          Value
                                                                                                        ------         ------

North Carolina-75.4%
Asheville, Water System Revenue 5.70%, 8/1/2025 (Insured; FGIC).............                      $  1,000,000  $     993,600
Board of Governors of the University of North Carolina, HR
  (University of North Carolina Hospitals at Chapel Hill):
    5.25%, 2/15/2026........................................................                         2,500,000      2,345,525
    5%, 2/15/2029...........................................................                         4,000,000      3,596,560
Buncombe County Metropolitan Sewage District, Sewage System Revenue
  6.75%, 7/1/2022 (Prerefunded 7/1/2002) (a)................................                           500,000        563,855
Charlotte - Mecklenberg Hospital Authority, Health Care System Revenue
  5.75%, 1/15/2021..........................................................                         4,000,000      3,981,480
Haywood County, Environmental Improvement Revenue, Refunding
  (Champion International Corp. Project) 6.25%, 9/1/2025....................                         2,000,000      2,022,220
Martin County Industrial Facilities and Pollution Control Financing
Authority,
  Industrial Revenue (Solid Waste Disposal - Weyerhaeuser Company Project):
    6.80%, 5/1/2024.........................................................                         2,000,000      2,166,020
    6%, 11/1/2025...........................................................                         2,000,000      2,021,660
New Hanover County, HR (New Hanover Regional Medical Center Project)
  5.75%, 10/1/2026 (Insured; AMBAC).........................................                         2,000,000      2,000,740
New Hanover County Industrial Facilities and Pollution Control Financing
Authority, SWDR
  (Occidental Petroleum) 6.50%, 8/1/2014....................................                         1,000,000      1,030,800
North Carolina Eastern Municipal Power Agency, Power System Revenue:
  5.75%, 12/1/2016..........................................................                         1,865,000      1,766,174
  Refunding:
    5.125%, 1/1/2012 (Insured; AMBAC).......................................                         3,000,000      2,880,570
    5.875%, 1/1/2013........................................................                         4,000,000      3,901,920
    6%, 1/1/2013............................................................                         2,500,000      2,457,900
    6%, 1/1/2022............................................................                         1,000,000        985,220
North Carolina Educational Assistance Authority, Guaranteed Student Loan
Revenue
  6.35%, 7/1/2016...........................................................                         3,875,000      3,953,004
North Carolina Housing Finance Agency, Single Family Revenue:
  6.10%, 9/1/2025 (Insured; FHA)............................................                         3,400,000      3,524,304
  6.50%, 9/1/2026...........................................................                         4,275,000      4,381,148
  6.70%, 9/1/2026...........................................................                         2,180,000      2,259,243
North Carolina Medical Care Commission, HR:
  (Annie Penn Memorial Hospital Project) 7.50%, 8/15/2021...................                         3,750,000      3,968,887
  (Duke University Hospital Project) 7%, 6/1/2021 (Prerefunded 6/1/2001) (a)                         1,500,000      1,681,125
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue:
  5%, 1/1/2015 (Insured; MBIA)..............................................                         1,000,000        933,690
  5.75%, 1/1/2015 (Insured; MBIA)...........................................                         3,750,000      3,758,325
  5.375%, 1/1/2020 (Insured; AMBAC).........................................                         2,500,000      2,413,150
Pitt County, Health Hospital and Nursing Home Revenue, Refunding
  (Pitt County Memorial Hospital) 5.25%, 12/1/2021..........................                         3,500,000      3,293,185
Shelby, Combined Enterprise System Revenue, Refunding 5.625%, 5/1/2014......                         1,000,000        997,790

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ------         ------
North Carolina (continued)
Wake County, Hospital System Revenue, Refunding:
  Zero Coupon, 10/1/2010 (Insured; MBIA)....................................                      $  2,200,000   $  1,006,324
  5.125%, 10/1/2026 (Insured; MBIA).........................................                         2,000,000      1,818,420
U.S. Related-24.6%
Guam Airport Authority, Airport and Marina Revenue 6.70%, 10/1/2023.........                         2,000,000      2,059,980
Guam Power Authority, Electric Power and Light Revenues 6.30%, 10/1/2022....                         2,000,000      2,037,240
Commonwealth of Puerto Rico:
  5.40%, 7/1/2025...........................................................                         2,000,000      1,890,020
  6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)................................                           600,000        677,712
Puerto Rico Highway and Transportation Authority, Highway Revenue
  6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a)...............................                         3,600,000      4,035,960
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines)
  6.25%, 6/1/2026 (Guaranteed; AMR Corp.)...................................                         2,950,000      2,992,539
Virgin Islands Territory, Hugo Insurance Claims Fund Program
  7.75%, 7/1/2011...........................................................                         1,565,000      1,694,707
Virgin Islands Public Finance Authority, Revenues, Refunding,
  Matching Fund Loan Notes 7.25%, 10/1/2018.................................                         4,000,000      4,286,560
Virgin Islands Water and Power Authority, Electric System Revenue, Refunding
  7.40%, 7/1/2011...........................................................                         2,000,000      2,137,140
                                                                                                                       ------
TOTAL INVESTMENTS
  (cost $86,444,876)........................................................                                      $88,514,697
                                                                                                                       ======



PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES



Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue


Summary of Combined Ratings (Unaudited)
Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               ----                           ---------                      ----------

AAA                                Aaa                            AAA                               25.7%
AA                                 Aa                             AA                                26.4
A                                  A                              A                                 14.5
BBB                                Baa                            BBB                               26.7
Not Rated (c)                      Not Rated (c)                  Not Rated (c)                      6.8
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:

    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. (b) Fitch currently provides creditworthiness information for a limited number of investments. (c) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA
STATEMENT OF ASSETS AND LIABILITIES                                                                 OCTOBER 31, 1996 (UNAUDITED)
                                                                                                       Cost           Value
                                                                                                      ------         ------

ASSETS:                          Investments in securities-See Statement of Investments          $86,444,876    $88,514,697
                                 Interest receivable........................                                      1,475,633
                                 Receivable for shares of Beneficial Interest subscribed                              30,599
                                 Prepaid expenses...........................                                          2,736
                                                                                                                     ------
                                                                                                                 90,023,665
                                                                                                                     ------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       47,322
                                 Due to Distributor.........................                                         18,246
                                 Cash overdraft due to Custodian............                                      1,900,808
                                 Payable for shares of Beneficial Interest redeemed                                  54,124
                                 Accrued expenses...........................                                         96,357
                                                                                                                     ------
                                                                                                                  2,116,857
                                                                                                                     ------
NET ASSETS..................................................................                                    $87,906,808
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                    $87,536,686
                                 Accumulated net realized gain (loss) on investments                             (1,699,699)
                                 Accumulated net unrealized appreciation
                                 (depreciation) on investments-Note 3........                                     2,069,821
                                                                                                                     ------
NET ASSETS..................................................................                                    $87,906,808
                                                                                                                     ======


                                            NET ASSET VALUE PER SHARE
                                                -----------------


                                                                          Class A           Class B          Class C
                                                                         -------            -------          -------

Net Assets....................................................       $44,683,915        $43,211,649          $11,244
Shares Outstanding............................................         3,355,785          3,247,634          845.195
NET ASSET VALUE PER SHARE.....................................            $13.32             $13.31           $13.30
                                                                            ====                ===             ====





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $2,778,079
EXPENSES:                        Management fee-Note 2(a)...................                   $   245,234
                                 Shareholder servicing costs-Note 2(c)......                       155,352
                                 Distribution fees-Note 2(b)................                       107,958
                                 Audit fees.................................                         7,002
                                 Prospectus and shareholders' reports.......                         5,240
                                 Custodian fees.............................                         4,803
                                 Registration fees..........................                           839
                                 Legal fees.................................                           680
                                 Trustees' fees and expenses-Note 2(d)......                           657
                                 Miscellaneous..............................                        71,347
                                                                                                    ------
                                     Total Expenses.........................                                           599,112
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                         2,178,967
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                  $     29,344
                                 Net unrealized appreciation (depreciation) on investments       2,724,169
                                                                                                    ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         2,753,513
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $4,932,480
                                                                                                                        ======


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Six Months Ended
                                                                                               October 31, 1996      Year Ended
                                                                                                  (Unaudited)       April 30, 1996
                                                                                                   ---------           -------
OPERATIONS:
    Investment income-net...............................................                        $  2,178,967      $  4,585,731
    Net realized gain (loss) on investments.............................                              29,344           874,881
    Net unrealized appreciation (depreciation) on investments...........                           2,724,169           520,983
                                                                                                      ------            ------
          Net Increase (Decrease) in Net Assets Resulting from Operations                          4,932,480         5,981,595
                                                                                                      ------            ------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares....................................................                          (1,181,176)       (2,589,575)
      Class B shares....................................................                            (997,723)       (1,996,124)
      Class C shares....................................................                                 (68)              (32)
                                                                                                      ------            ------
          Total Dividends...............................................                          (2,178,967)       (4,585,731)
                                                                                                      ------            ------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares....................................................                             674,041         3,323,717
      Class B shares....................................................                           1,287,798         3,025,081
      Class C shares....................................................                              10,004             1,000
    Dividends reinvested:
      Class A shares....................................................                             598,199         1,291,521
      Class B shares....................................................                             580,045         1,177,707
      Class C shares....................................................                                  64                32
    Cost of shares redeemed:
      Class A shares....................................................                          (5,045,975)       (8,574,929)
      Class B shares....................................................                          (2,661,565)       (4,444,067)
                                                                                                      ------            ------
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 (4,557,389)       (4,199,938)
                                                                                                      ------            ------
            Total Increase (Decrease) in Net Assets.....................                          (1,803,876)       (2,804,074)
NET ASSETS:
    Beginning of Period.................................................                          89,710,684        92,514,758
                                                                                                      ------            ------
    End of Period.......................................................                         $87,906,808       $89,710,684
                                                                                                      ======            ======


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares

                                                                                 --------------------------------------
                                                                                     Six Months Ended
                                                                                     October 31, 1996    Year Ended
                                                                                       (Unaudited)      April 30, 1996
                                                                                        ---------          --------
CAPITAL SHARE TRANSACTIONS:
  Class A
  ----

  Shares sold..............................................................                51,696           254,297
  Shares issued for dividends reinvested...................................                45,579            98,177
  Shares redeemed..........................................................              (385,785)         (653,564)
                                                                                            =====             =====
                                 Net Increase (Decrease) in Shares Outstanding           (288,510)         (301,090)
                                                                                            =====             =====
  Class B
  ----
  Shares sold..............................................................                98,800           229,111
  Shares issued for dividends reinvested...................................                44,225            89,591
  Shares redeemed..........................................................              (203,304)         (338,431)
                                                                                            -----             -----
                                 Net Increase (Decrease) in Shares Outstanding            (60,279)          (19,729)
                                                                                            =====             =====
  Class C*
    ----
  Shares sold..............................................................                   759                78
  Shares issued for dividends reinvested...................................                     5                 3
                                                                                            -----             -----
                                 Net Increase (Decrease) in Shares Outstanding                764                81
                                                                                            =====             =====
    *From August 15, 1995 (commencement of initial offering) to April 30, 1996.


    SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                                     -------------------------------------------------------
                                Six Months Ended
                                                       October 31, 1996             Year Ended April 30,
                                                                       --------------------------------------------------
PER SHARE DATA:                                         (Unaudited)    1996       1995       1994       1993       1992(1)
                                                           -----       ---         ---        ---        ---       ----

    Net asset value, beginning of period..                $12.91     $12.72     $12.73     $13.40     $12.39     $12.00
                                                            ----        ---        ---        ---        ---        ---
    Investment Operations:
    Investment income-net.................                   .34        .67        .70        .74        .78        .62
    Net realized and unrealized gain (loss)
      on investments......................                   .41        .19       (.01)      (.67)      1.02        .39
                                                            ----        ---        ---        ---        ---        ---
    Total from Investment Operations......                   .75        .86        .69        .07       1.80       1.01
                                                            ----        ---        ---        ---        ---        ---
    Distributions:
    Dividends from investment income-net..                  (.34)      (.67)      (.70)      (.74)      (.78)      (.62)
    Dividends from net realized gain on investments           .-         .-         .-         .-       (.01)        .-
                                                            ----        ---        ---        ---        ---        ---
    Total Distributions...................                  (.34)      (.67)      (.70)      (.74)      (.79)      (.62)
                                                            ----        ---        ---        ---        ---        ---
    Net asset value, end of period........                $13.32     $12.91     $12.72     $12.73     $13.40     $12.39
                                                            ====        ===        ===        ===        ===        ===
TOTAL INVESTMENT RETURN(2)................                 12.43%(3)   6.79%      5.70%       .29%     14.97%     11.36%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 1.10%(3)    .98%       .65%       .44%       .29%        .-
    Ratio of net investment income
      to average net assets...............                  5.14%(3)   5.11%      5.63%      5.38%      5.94%      6.35%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    .-        .02%       .31%       .50%       .76%      1.14%(3)
    Portfolio Turnover Rate...............                 27.87%(4)  47.15%     12.02%     11.62%      5.76%     15.01%(4)
    Net Assets, end of period (000's Omitted)            $44,684    $47,042    $50,205    $68,074    $56,284    $26,387
    (1)  From August 1, 1991 (commencement of initial offering) to April 30, 1992.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class B Shares
                                                                -------------------------------------------------
                                                                Six Months Ended
                                                                October 31, 1996          Year Ended April 30,
                                                                                  --------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996      1995      1994      1993(1)
                                                                     -----          ---       ---       ---      ---

    Net asset value, beginning of period.........                   $12.90       $12.71    $12.72    $13.39    $12.90
                                                                       ---          ---       ---       ---       ---
    Investment Operations:
    Investment income-net........................                      .30           .60      .64        .66      .20
    Net realized and unrealized gain (loss)
      on investments.............................                      .41          .19      (.01)     (.67)      .49
                                                                       ---          ---       ---       ---       ---
    Total from Investment Operations.............                      .71          .79       .63      (.01)      .69
                                                                       ---          ---       ---       ---       ---
    Distributions:
    Dividends from investment income-net.........                     (.30)        (.60)     (.64)     (.66)     (.20)
                                                                       ---          ---       ---       ---       ---
    Net asset value, end of period...............                   $13.31       $12.90    $12.71    $12.72    $13.39
                                                                       ===          ===       ===       ===       ===
TOTAL INVESTMENT RETURN(2).......................                    11.11%(3)     6.25%     5.12%     (.27%)   18.53%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                     1.61%(3)     1.49%     1.18%     1.00%      .79%(3)
    Ratio of net investment income
      to average net assets......................                     4.62%(3)     4.59%     5.08%     4.78%     4.47%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                       .-          .02%      .30%      .48%      .56%(3)
    Portfolio Turnover Rate......................                    27.87%(4)    47.15%    12.02%    11.62%     5.76%
    Net Assets, end of period (000's Omitted)....                  $43,212      $42,668   $42,310   $38,968   $13,145
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Class C Shares
                                                                                    ------------------------------------
                                                                                     Six Months Ended
                                                                                     October 31, 1996     Year Ended
PER SHARE DATA:                                                                        (Unaudited)      April 30, 1996(1)
                                                                                        ---------          --------
    Net asset value, beginning of period................................                 $12.90            $12.76
                                                                                           ----               ---
    Investment Operations:
    Investment income-net...............................................                    .29               .40
    Net realized and unrealized gain (loss)
      on investments....................................................                    .40               .14
                                                                                           ----               ---
    Total from Investment Operations....................................                    .69               .54
                                                                                           ----               ---
    Distributions:
    Dividends from investment income-net................................                   (.29)             (.40)
                                                                                           ----               ---
    Net asset value, end of period......................................                 $13.30            $12.90
                                                                                           ====               ===
TOTAL INVESTMENT RETURN(2)..............................................                  10.67%(3)          5.92%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                   1.91%(3)          1.73%(3)
    Ratio of net investment income
       to average net assets............................................                   4.33%(3)          4.31%(3)
    Portfolio Turnover Rate.............................................                  27.87%(4)         47.15%
    Net Assets, end of period (000's Omitted)...........................                    $11               $1
    (1)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the North Carolina Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $1,728,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent of April 30, 1996. If not applied, $225,000 of the carryover expires in fiscal 2002, $1,308,000 of the carryover expires in fiscal 2003 and $195,000 of the carryover expires in fiscal 2004.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement during the period ended October 31, 1996.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $107,946 was charged to the Fund for the Class B shares and $12 was charged to the Fund for the Class C shares.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $57,943, $53,973 and $4 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $21,955 during the period ended October 31, 1996.

    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $25,301,255 and $25,056,151, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $2,069,821, consisting of $2,745,447 gross unrealized appreciation and $675,626 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL
BOND FUND, NORTH CAROLINA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       065/624SA9610
Semi-Annual Report
Premier State
Municipal Bond Fund
North Carolina Series
October 31, 1996
[Dreyfus lion/2hres logo]

Semi-Annual Report

Premier State
Municipal Bond Fund
Maryland Series

October 31, 1996


Premier State Municipal Bond Fund, Maryland Series
-------------------------------------------------------------------------------
Letter to Shareholders
Dear Shareholder:

        We are pleased to provide you with this report on the Premier State Municipal Bond Fund--Maryland Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 4.78% for Class A shares, 4.50% for Class B shares and, 4.37% for Class C shares.* Income dividends exempt from Federal, State of Maryland and City of Baltimore personal income taxes of approximately $.339 for Class A shares, $.304 for Class B shares and $.288 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 4.95%, 4.66% and 4.42% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

     The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

        The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers--the initiators of two thirds of all economic activity--remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

        The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion--its lowest level in two decades--provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

        Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

        Over the last few months, the supply of new issue Maryland paper has been rather heavy. This has helped to create a good secondary supply from which the Series has traditionally purchased undervalued bonds. With a good secondary supply, the Series has been able to buy some undervalued securities while selling bonds which had achieved our price goals. We believe that the current Maryland supply should be absorbed quickly and, with very little new issue supply on the horizon, one would suspect that demand will quickly outstrip supply. This would enable Maryland bonds to start to trade at a premium when compared to the rest of the municipal market.

        Municipals remained undervalued when compared to the taxable fixed income markets because the demand for municipals declined as the market improved. This was especially true of the long maturity end where the bulk of new issue supply has traditionally been issued. If the fixed income markets continue to improve, demand for long municipals should continue to decline. The intermediate maturity range should continue to see price improvement because demand has outstripped supply.

THE PORTFOLIO

        The Series has been slowly selling slight discounts with short calls and low yields, while purchasing modest premiums that have higher yields, produce more income and are more defensive. Since interest rates have had a significant decline, the Series is slowly becoming more defensive. If interest rates continue to decline, the Series would remain defensive. If interest rates were to suddenly rise, the Series would be in a good position to capitalize on a weak market and purchase bonds which would be significantly undervalued because of a declining market environment.

        As interest rates have declined, lower-rated issues have become very expensive and the risk versus reward relationship no longer favors this type of security. The Series has taken advantage of this current market condition by selling lower-rated, less liquid issues while purchasing higher-rated securities which are traditionally more liquid. This strategy will give it the flexibility to quickly react if the market were to deteriorate. The Series has not sacrificed income because it has purchased housing and other types of insured bonds at equivalent yields. These credits usually require a lot of research and are difficult to find, but we feel they produce a very high level of income without the credit risk which is usually associated with higher yielding bonds.

        Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.

                                        Very truly yours,


                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation
November 15, 1996
New York, N.Y.

     *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some State and local tax for non-Maryland residents. Capital gain distributions may be subject to Federal, State and local taxes.

     ***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.

Premier State Municipal Bond Fund, Maryland Series
----------------------------------------------------------------------------
Statement of Investments                        October 31, 1996 (Unaudited)

                                                                                           Principal
Long-Term Municipal Investments--98.6%                                                      Amount                 Value
---------------------------------------------------------------------------
Maryland--79.2%
Anne Arundel County, Consolidated Water and Sewer 7.75%, 3/15/2008............           $  1,000,000          $  1,086,600
Baltimore:
 7%, 10/15/2007 (Insured; MBIA)...............................................              1,500,000             1,758,285
 7.15%, 10/15/2008............................................................              1,275,000             1,490,653
 Mortgage Revenue, Refunding (Tindeco Wharf Project):
  6.50%, 12/20/2012 (Collateralized; GNMA)....................................              1,500,000             1,580,115
  6.60%, 12/20/2024 (Collateralized; GNMA)....................................              4,250,000             4,490,210
 Port Facilities Revenue (Consolidated Coal Sales) 6.50%, 12/1/2010...........              9,740,000            10,607,931
Baltimore City Housing Corp., MFHR, Refunding
 7.25%, 7/1/2023 (Collateralized; FNMA).......................................              3,225,000             3,357,838
Baltimore County:
 Mortgage Revenue (First Mortgage - Pickersgill) 7.70%, 1/1/2021..............              3,000,000             3,150,390
 PCR, Refunding (Bethlehem Steel Corp. Project):
  7.50%, 6/1/2015.............................................................              3,500,000             3,633,245
  7.55%, 6/1/2017.............................................................              2,500,000             2,614,500
Gaithersburg, Hospital Facilities Improvement Revenue, Refunding (Shady Grove)
 6.50%, 9/1/2012 (Insured; FSA)...............................................             10,000,000            11,234,000
Howard County:
 COP 8.15%, 2/15/2020.........................................................                605,000               814,524
 EDR, Refunding (M.O.R. XIV Associates Project) 7.75%, 6/1/2012...............              2,500,000             2,652,600
 Mortgage Revenue, Refunding (Normandy Woods 111 Apartment Project)
  6.10%, 7/1/2025.............................................................              2,000,000             2,023,100
Howard County Metropolitan District 6.125%, 5/15/2023.........................              2,000,000             2,101,580
Kent County, College Revenue, Refunding (Washington College Project)
 7.70%, 7/1/2018..............................................................              1,750,000             1,903,300
Maryland Community Development Administration,
 Department of Housing and Community Development:
  MFHR:
   6.50%, 5/15/2013...........................................................              3,000,000             3,131,550
   8.875%, 5/15/2021..........................................................                360,000               365,602
   7.30%, 5/15/2023...........................................................              2,205,000             2,324,026
   6.85%, 5/15/2033...........................................................              5,000,000             5,205,400
   6.70%, 5/15/2036 (Insured; FHA)............................................              7,710,000             8,028,963
  Single Family Program:
   7.40%, 4/1/2009............................................................              1,000,000             1,053,500
   6.95%, 4/1/2011............................................................              5,810,000             6,132,571
   7.70%, 4/1/2015............................................................              3,365,000             3,511,007
   6.55%, 4/1/2026............................................................              7,420,000             7,668,347
   6.75%, 4/1/2026............................................................              3,645,000             3,786,134
   7.375%, 4/1/2026...........................................................              2,000,000             2,068,420
   Zero Coupon, 4/1/2029......................................................             85,075,000             6,591,611

Premier State Municipal Bond Fund, Maryland Series
----------------------------------------------------------------------------
Statement of Investments (continued)            October 31, 1996 (Unaudited)

                                                                                           Principal
Long-Term Municipal Investments (continued)                                          Amount                 Value
------------------------------------------------------------------------------           -------------           ---------
Maryland (continued)
Maryland Community Development Administration,
 Department of Housing and Community Development (continued):
  Single Family Program (continued):
   7.625%, 4/1/2029...........................................................           $  7,240,000          $  7,539,591
   7.45%, 4/1/2032............................................................              5,915,000             6,211,874
Maryland Department of Transportation, Consolidated Transportation
 6.375%, 9/1/2006.............................................................              5,000,000             5,406,050
Maryland Economic Development Corp., Revenue
 (Health and Mental Hygiene Providers Facilities Acquisition Program):
  8.375%, 3/1/2013............................................................              4,415,000             4,671,467
  8.75%, 3/1/2017.............................................................              5,150,000             5,538,516
Maryland Health and Higher Educational Facilities Authority, Revenue:
 (Frederick Memorial Hospital) 5%, 7/1/2023 (Insured; FGIC)...................              2,870,000             2,612,504
 (Refunding - Doctors Community Hospital) 5.50%, 7/1/2024.....................              4,735,000             4,218,790
 (Refunding - Francis Scott Key Medical Center) 5%, 7/1/2023 (Insured; FGIC)..              1,500,000             1,365,420
 (Refunding - Howard County General Hospital) 5.50%, 7/1/2025.................              2,000,000             1,796,040
 (Refunding - John Hopkins) 5%, 7/1/2023......................................              3,000,000             2,719,350
 (Refunding - Maryland General Hospital) 6.125%, 7/1/2019 (Insured; MBIA).....              1,470,000             1,515,247
 (Refunding - Memorial Hospital of Cumberland) 6.50%, 7/1/2017 (Insured; MBIA)              1,000,000             1,049,350
 (Refunding - Roland Park Project) 7.75%, 7/1/2012............................              2,230,000             2,354,635
 (Refunding - Suburban Hospital):
  5.125%, 7/1/2021............................................................              2,250,000             2,069,820
  5.125%, 7/1/2021 (Insured; AMBAC)...........................................              4,700,000             4,370,436
 (Union Hospital of Cecil County) 6.70%, 7/1/2009.............................              2,320,000             2,458,179
 (University of Maryland Medical Systems) 7%, 7/1/2022 (Insured; FGIC)........              4,500,000             5,432,535
Maryland Industrial Development Financing Authority, EDR
 (Medical Waste Association) 8.75%, 11/15/2010................................                750,000               748,785
Maryland Local Government Insurance Trust, Capitalization Program, COP
 7.125%, 8/1/2009.............................................................              3,250,000             3,562,357
Maryland Stadium Authority, Sports Facility LR 7.60%, 12/15/2019..............              5,250,000             5,772,113
Maryland Transportation Authority, Transportation Facilities Project Revenue,
 Refunding 5.70%, 7/1/2005....................................................              3,700,000             3,916,080
Montgomery County, PCR, Refunding (Potomac Electric Power Company)
 5.375%, 2/15/2024 (Insured; MBIA)............................................              3,100,000             3,017,540
Montgomery County Housing Opportunities Commission, Revenue:
 Multi-Family Mortgage:
  7.05%, 7/1/2032.............................................................              2,485,000             2,608,977
  7.375%, 7/1/2032............................................................              4,630,000             4,822,932
 Single Family Mortgage:
  7.375%, 7/1/2017............................................................              1,835,000             1,937,687
  6.625%, 7/1/2026............................................................              1,015,000             1,052,200

Premier State Municipal Bond Fund, Maryland Series
----------------------------------------------------------------------------
Statement of Investments (continued)            October 31, 1996 (Unaudited)

                                                                                           Principal
Long-Term Municipal Investments (continued)                                                 Amount                 Value
------------------------------------------------------------------------------           -------------           ---------
Maryland (continued)

Montgomery County Revenue Authority, LR (Olney Indoor Swim Center Project)
 6.30%, 7/15/2012 (Prerefunded 7/15/2000) (a).................................           $  2,110,000          $  2,289,392
Northeast Waste Disposal Authority, Solid Waste Revenue
 (Montgomery County Resource Recovery Project):
  6%, 7/1/2008................................................................              3,690,000             3,811,659
  6.20%, 7/1/2010.............................................................              8,650,000             8,932,769
  6.30%, 7/1/2016.............................................................              8,280,000             8,447,918
Prince Georges County:
 Consolidated Public Improvement, Refunding
  6.75%, 7/1/2010 (Prerefunded 7/1/2001) (a)..................................              1,170,000             1,287,421
 PCR, Refunding (Potomac Electric Project):
  5.75%, 3/15/2010............................................................              5,250,000             5,503,208
  6%, 9/1/2022................................................................              3,750,000             3,876,113
 Revenue Project, Refunding (Dimensions Health Corp.) 5.30%, 7/1/2024.........              4,000,000             3,702,440
Prince Georges County Housing Authority:
 Mortgage Revenue, Refunding:
  (New Keystone Apartment Project) 6.80%, 7/1/2025 (Insured: FHA & MBIA)......              4,300,000             4,495,005
  (Stevenson Apartments Project) 6.35%, 7/20/2020 (Collateralized; GNMA)......              3,000,000             3,074,820
 SFMR 6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)..........................              4,660,000             4,816,669
Washington County, Public Improvement
 4.875%, 1/1/2014 (Insured; FGIC).............................................              1,450,000             1,352,328

U. S. Related--19.4%
Guam Airport Authority, Revenue 6.70%, 10/1/2023..............................              4,000,000             4,119,960
Puerto Rico Commonwealth:
 5.85%, 7/1/2009..............................................................              5,000,000             5,144,050
 6.50%, 7/1/2023..............................................................              1,000,000             1,070,050
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
 5%, 7/1/2019.................................................................             15,870,000            14,343,623
Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue
 5.40%, 7/1/2006 (Insured; FSA)...............................................             11,000,000            11,359,920
 Refunding:
  5.25%, 7/1/2021.............................................................              2,500,000             2,306,750
  5%, 7/1/2022................................................................              5,080,000             4,512,564

Premier State Municipal Bond Fund, Maryland Series
----------------------------------------------------------------------------
Statement of Investments (continued)            October 31, 1996 (Unaudited)

                                                                                           Principal
Long-Term Municipal Investments (continued)                                                 Amount                 Value
------------------------------------------------------------------------------           -------------           ---------
U.S. Related (continued)

Puerto Rico Electric Power Authority, Power Revenue 6.375%, 7/1/2024..........           $  7,900,000          $  8,300,372
Puerto Rico Public Buildings Authority, Revenue, Refunding 5.70%, 7/1/2009....              3,500,000             3,592,225
University of Puerto Rico, University Revenue
 5.25%, 6/1/2025 (Insured; MBIA)..............................................              5,525,000             5,330,686
                                                                                                               ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $292,081,874).....................                                 $304,804,419
                                                                                                               ------------
                                                                                                               ------------
Short-Term Municipal Investments--1.4%
------------------------------------------------------------------------------
Maryland:
Frederick, VRDN 3.75% (LOC; Fuji Bank and Trust Company) (b,c)................           $    300,000          $    300,000
Northeast Waste Disposal Authority, RRR, Refunding, VRDN
 (Harford County Resource) 3.50% (Insured; AMBAC) (b).........................              1,540,000             1,540,000
Prince Georges County Housing Authority, Mortgage Revenue, VRDN
 (Laurel - Oxford) 3.625% (LOC; Bankers Trust Company) (b,c)..................              2,500,000             2,500,000
                                                                                                               ------------

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $4,340,000)......................                                 $  4,340,000
                                                                                                               ------------
                                                                                                               ------------
TOTAL INVESTMENTS--100.0% (cost $296,421,874).................................                                 $309,144,419
                                                                                                               ------------
                                                                                                               ------------

Premier State Municipal Bond Fund, Maryland Series
---------------------------------------------------------
Summary of Abbreviations
---------------------------------------------------------

AMBAC   American Municipal Bond Assurance Corporation   LR      Lease Revenue
COP     Certificate of Participation                    MBIA    Municipal Bond Investors Assurance
EDR     Economic Development Revenue                             Insurance Corporation
FGIC    Financial Guaranty Insurance Company            MFHR    Multi-Family Housing Revenue
FHA     Federal Housing Administration                  PCR     Pollution Control Revenue
FNMA    Federal National Mortgage Association           RRR     Resources Recovery Revenue
FSA     Financial Security Assurance                    SFMR    Single Family Mortgage Revenue
GNMA    Government National Mortgage Association        VRDN    Variable Rate Demand Notes
LOC     Letter of Credit

Summary of Combined Ratings (Unaudited)


Fitch (d)       or      Moody's       or        Standard & Poor's       Percentage of Value
---------               -------                 -----------------       -------------------
AAA                     Aaa                     AAA                             25.1%
AA                      Aa                      AA                              30.5
A                       A                       A                               27.4
BBB                     Baa                     BBB                              7.4
F1+ & F1                MIG1, VMIG1 & P1        SP1 & A1                         1.4
Not Rated (e)           Not Rated (e)           Not Rated (e)                    8.2



Notes to Statement of Investments:
--------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(c) Secured by letters of credit.

(d) Fitch currently provides
creditworthiness  information for a limited number of investments.

(e) Securities which, while not rated by Fitch, Moody's or Standard & Poors have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(f)  At October 31, 1996, the Fund had
$100,378,148 (31.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.


See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
------------------------------------------------------------------
Statement of Assets and Liabilities   October 31, 1996 (Unaudited)

                                                                                             Cost            Value
                                                                                         ------------    -------------
ASSETS:             Investments in securities--See Statement of Investments......        $296,421,874     $309,144,419
                    Cash.........................................................                              242,743
                    Receivable for investment securities sold....................                            7,238,152
                    Interest receivable..........................................                            5,342,563
                    Receivable for shares of Beneficial Interest subscribed......                              123,838
                    Prepaid expenses.............................................                                4,257
                                                                                                          ------------
                                                                                                           322,095,972
                                                                                                          ------------

LIABILITIES:        Due to The Dreyfus Corporation and affiliates................                              164,230
                    Due to Distributor...........................................                               86,495
                    Payable for shares of Beneficial Interest redeemed...........                              202,160
                    Accrued expenses.............................................                               40,464
                                                                                                          ------------
                                                                                                               493,349
                                                                                                          ------------

NET ASSETS.......................................................................                         $321,602,623
                                                                                                          ------------
                                                                                                          ------------

REPRESENTED BY:     Paid-in capital..............................................                         $304,776,134
                    Accumulated net realized gain (loss) on investments..........                            4,103,944
                    Accumulated net unrealized appreciation (depreciation)
                     on investments--Note 3......................................                           12,722,545
                                                                                                          ------------
NET ASSETS.......................................................................                         $321,602,623
                                                                                                          ------------
                                                                                                          ------------

                                             NET ASSET VALUE PER SHARE
                                             -------------------------

                                                                     Class A         Class B         Class C
                                                                  ------------     -----------     -----------
Net Assets..................................................      $278,069,610    $43,489,150         $43,863
Shares Outstanding..........................................        21,477,865      3,358,877           3,387
NET ASSET VALUE PER SHARE...................................            $12.95         $12.95          $12.95
                                                                        ------         ------          ------
                                                                        ------         ------          ------


See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
----------------------------------------------------------------------
Statement of Operations  Six Months Ended October 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME           Interest Income...........................................                   $10,003,503
EXPENSES:        Management fee--Note 2(a).................................    $ 892,339
                 Shareholder servicing costs--Note 2(c)....................      513,587
                 Distribution fees--Note 2(b)..............................      106,922
                 Professional fees.........................................       31,092
                 Custodian fees............................................       16,480
                 Prospectus and shareholders' reports......................        8,827
                 Registration fees.........................................        4,551
                 Trustees' fees and expenses--Note 2(d)....................        1,467
                 Miscellaneous.............................................       10,313
                                                                               ---------
                     Total Expenses........................................                     1,585,578
                                                                                              -----------
INVESTMENT INCOME--NET.....................................................                     8,417,925

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                 Net realized gain (loss) on investments...................   $1,116,093
                 Net unrealized appreciation (depreciation) on investments.    5,270,179
                                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.....................                     6,386,272
                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                   $14,804,197
                                                                                              -----------
                                                                                              -----------

See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
---------------------------------------------------
Statement of Changes in Net Assets

                                                                                Six Months Ended
                                                                                October 31, 1996           Year Ended
                                                                                  (Unaudited)            April 30, 1996
                                                                                ----------------         --------------
OPERATIONS:
Investment income--net.....................................................       $  8,417,925            $ 17,434,321
Net realized gain (loss) on investments....................................          1,116,093               4,318,992
Net unrealized appreciation (depreciation) on investments..................          5,270,179               1,867,438
                                                                                  ------------            ------------
     Net Increase (Decrease) in Net Assets Resulting from Operations.......         14,804,197              23,620,751
                                                                                  ------------            ------------
DIVIDENDS TO SHAREHOLDERS FROM:
 Investment income--net:
  Class A shares...........................................................         (7,408,872)            (15,612,512)
  Class B shares...........................................................         (1,008,219)             (1,821,592)
  Class C shares...........................................................               (834)                   (217)
 Net realized gain on investments:
  Class A shares...........................................................              --                 (1,739,958)
  Class B shares...........................................................              --                   (229,505)
  Class C shares...........................................................              --                         (6)
                                                                                  ------------            ------------
    Total Dividends........................................................         (8,417,925)            (19,403,790)
                                                                                  ------------            ------------
BENEFICIAL INTEREST TRANSACTIONS:
 Net proceeds from shares sold:
  Class A shares...........................................................          5,080,921              11,106,487
  Class B shares...........................................................          3,286,359               7,992,863
  Class C shares...........................................................             15,500                  27,000
 Dividends reinvested:
  Class A shares...........................................................          4,700,788              11,154,241
  Class B shares...........................................................            650,613               1,358,026
  Class C shares...........................................................                820                     219
 Cost of shares redeemed:
  Class A shares...........................................................        (21,126,230)            (44,093,946)
  Class B shares...........................................................         (2,476,173)             (3,601,826)
                                                                                  ------------            ------------
   Increase (Decrease) in Net Assets from Beneficial Interest Transactions.         (9,867,402)            (16,056,936)
                                                                                  ------------            ------------
     Total Increase (Decrease) in Net Assets...............................         (3,481,130)            (11,839,975)

NET ASSETS:
 Beginning of Period.......................................................        325,083,753             336,923,728
                                                                                  ------------            ------------
 End of Period.............................................................       $321,602,623            $325,083,753
                                                                                  ------------            ------------
                                                                                  ------------            ------------


See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
---------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                             Shares
                                                                             -------------------------------------
                                                                             Six Months Ended
                                                                             October 31, 1996         Year Ended
                                                                               (Unaudited)          April 30, 1996
                                                                             ----------------       --------------
CAPITAL SHARE TRANSACTIONS:

 Class A
 -------
 Shares sold............................................................             395,901             860,692
 Shares issued for dividends reinvested.................................             367,296             863,509
 Shares redeemed........................................................          (1,652,477)         (3,429,459)
                                                                                ------------         -----------
            Net Increase (Decrease) in Shares Outstanding...............            (889,280)         (1,705,258)
                                                                                ------------         -----------
                                                                                ------------         -----------

 Class B
 -------
 Shares sold............................................................             258,014             620,596
 Shares issued for dividends reinvested.................................              50,820             105,093
 Shares redeemed........................................................            (194,386)           (279,793)
                                                                                ------------         -----------
            Net Increase (Decrease) in Shares Outstanding...............             114,448             445,896
                                                                                ------------         -----------
                                                                                ------------         -----------
 Class C*
 --------
 Shares sold............................................................               1,229               2,077
 Shares issued for dividends reinvested.................................                  64                  17
                                                                                ------------         -----------
            Net Increase (Decrease) in Shares Outstanding...............               1,293               2,094
                                                                                ------------         -----------
                                                                                ------------         -----------


*From August 15, 1995 (commencement of initial offering) to April 30, 1996.




See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
---------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Class A Shares
                                                        ----------------------------------------------------------------
                                                        Six Months Ended
                                                        October 31, 1996                  Year Ended April 30,
                                                                               -----------------------------------------
PER SHARE DATA:                                           (Unaudited)           1996     1995     1994     1993      1992
                                                          -----------           ----     ----     ----     ----      ----
  Net asset value, beginning of period............          $12.69             $12.54   $12.46   $13.02   $12.43    $12.13
                                                            ------             ------   ------   ------   ------    ------
  Investment Operations:
  Investment income--net..........................             .34                .67      .70      .73      .76       .79
  Net realized and unrealized gain (loss)
   on investments.................................             .26                .23      .08     (.53)     .68       .35
                                                            ------             ------   ------   ------   ------    ------
  Total from Investment Operations................             .60                .90      .78      .20     1.44      1.14
                                                            ------             ------   ------   ------   ------    ------
  Distributions:
  Dividends from investment income--net...........            (.34)              (.67)    (.70)    (.73)    (.76)     (.79)
  Dividends from net realized gain on investments.            --                 (.08)     --      (.03)    (.09)     (.05)
                                                            ------             ------   ------   ------   ------    ------
  Total Distributions.............................            (.34)              (.75)    (.70)    (.76)    (.85)     (.84)
                                                            ------             ------   ------   ------   ------    ------
  Net asset value, end of period..................          $12.95             $12.69   $12.54   $12.46   $13.02    $12.43
                                                            ------             ------   ------   ------   ------    ------
                                                            ------             ------   ------   ------   ------    ------
TOTAL INVESTMENT RETURN(1)........................            9.48%(2)           7.24%    6.52%    1.33%   11.93%    9.68%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........             .91%(2)            .90%     .90%     .80%     .69%     .53%
  Ratio of net investment income
   to average net assets..........................            5.26%(2)           5.23%    5.69%    5.51%    5.93%    6.40%
  Decrease reflected in above expense ratios
   due to undertakings by the Manager.............             --                 --       .01%     .10%     .22%     .41%
  Portfolio Turnover Rate.........................            16.95%(3)         41.65%   35.39%   10.27%   17.92%   16.21%
  Net Assets, end of period (000's Omitted).......         $278,070          $283,878 $301,834 $335,518 $337,307 $254,240

(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.

See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                  Class B Shares
                                                        ----------------------------------------------------------------
                                                        Six Months Ended
                                                        October 31, 1996                  Year Ended April 30,
                                                                               -----------------------------------------
PER SHARE DATA:                                           (Unaudited)           1996        1995        1994        1993(1)
                                                          -----------           ----        ----        ----        ----


  Net asset value, beginning of period.................     $12.69              $12.54     $12.46      $13.02      $12.64
                                                            ------              ------     ------      ------      ------
  Investment Operations:
  Investment income--net...............................        .30                 .61        .63         .65         .20
  Net realized and unrealized gain (loss)
    on investments.....................................        .26                 .23        .08        (.53)        .38
                                                            ------              ------     ------      ------      ------
  Total from Investment Operations.....................        .56                 .84        .71         .12         .58
                                                            ------              ------     ------      ------      ------
  Distributions:
  Dividends from investment income--net................       (.30)               (.61)      (.63)       (.65)       (.20)
  Dividends from net realized gain on investments......       --                  (.08)        --        (.03)        --
                                                            ------              ------     ------      ------      ------
  Total Distributions..................................       (.30)               (.69)      (.63)       (.68)       (.20)
                                                            ------              ------     ------      ------      ------
  Net asset value, end of period.......................     $12.95              $12.69     $12.54      $12.46      $13.02
                                                            ------              ------     ------      ------      ------
                                                            ------              ------     ------      ------      ------
TOTAL INVESTMENT RETURN(2).............................       8.93%(3)            6.66%      5.94%        .75%      15.74%(3)

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............       1.44%(3)            1.43%      1.44%       1.37%       1.09%(3)
  Ratio of net investment income
    to average net assets..............................       4.72%(3)            4.68%      5.13%       4.82%       4.55%(3)
  Decrease reflected in above expense ratios
    due to undertakings by the Manager.................         --                 --         .01%        .08%        .12%(3)
  Portfolio Turnover Rate..............................      16.95%(4)           41.65%     35.39%      10.27%      17.92%
  Net Assets, end of period (000's Omitted)............    $43,489             $41,179    $35,090     $30,527      $5,931

(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.


See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
--------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Class C Shares
                                                                        --------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1996       Year Ended
PER SHARE DATA:                                                           (Unaudited)        April 30, 1996(1)
                                                                        ----------------     -----------------
  Net asset value, beginning of period..............................        $12.69                $12.67
                                                                            ------                ------
  Investment Operations:
  Investment income--net............................................           .29                   .41
  Net realized and unrealized gain (loss)
    on investments..................................................           .26                   .10
                                                                            ------                ------
  Total from Investment Operations..................................           .55                   .51
                                                                            ------                ------
  Distributions:
  Dividends from investment income--net.............................          (.29)                 (.41)
  Dividends from net realized gain on investments...................            --                  (.08)
                                                                            ------                ------
  Total Distributions...............................................          (.29)                 (.49)
                                                                            ------                ------
  Net asset value, end of period....................................        $12.95                $12.69
                                                                            ------                ------
                                                                            ------                ------
TOTAL INVESTMENT RETURN(2)..........................................          8.67%(3)              5.57%(3)

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...........................          1.63%(3)              1.80%(3)
  Ratio of net investment income
    to average net assets...........................................          4.49%(3)              4.59%(3)
  Portfolio Turnover Rate...........................................         16.95%(4)             41.65%
  Net Assets, end of period (000's Omitted).........................           $44                   $27

(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

See notes to financial statements.

Premier State Municipal Bond Fund, Maryland Series
-----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

  Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Maryland Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

     Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

     The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

     The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

  (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manger will bear the amount of such excess to the extent required by state law. There was no expense reimbursement during the period ended October 31, 1996.

     Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,642 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares.

     (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $106,783 was charged to the Fund for the Class B shares and $139 was charged to the Fund for the Class C shares.

     (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $352,171, $53,391 and $47 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $73,232 during the period ended October 31, 1996.

     (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $52,870,460 and $69,245,493, respectively.

     At October 31, 1996, accumulated net unrealized appreciation on investments was $12,722,545, consisting of $14,051,352 gross unrealized appreciation and $1,328,807 gross unrealized depreciation.

     At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier State Municipal
Bond Fund, Maryland Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.       052/616SA9610

Semi-Annual Report

Premier State
Municipal Bond Fund

Michigan Series

October 31, 1996

Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with this report on the Premier State Municipal Bond Fund--Michigan Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 4.96% for Class A shares, 4.62% for Class B shares and, 4.46 % for Class C shares.* Income dividends, exempt from Federal and State of Michigan personal income taxes, of approximately $.411 for Class A shares, $.372 for Class B shares and $.348 for Class C shares were paid.** This amounts to annualized tax-free distribution rates per share of 5.03%, 4.77% and 4.46% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

        The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

        The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of the Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers--the initiators of two thirds of all economic activity--remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

        The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion--its lowest level in two decades--provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

        Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

     For much of the past six months, the trading environment for fixed income investments has been dominated by a measure of volatility one would expect to find during periods of shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, as attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the Federal Reserve Board's Open Market Committee. As such, long-term interest rates were pushed to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently during the early months of the period, establishing a broad trading range in prices. As the period drew to a close, however, there emerged a sense of unanimity among market participants that economic growth was continuing at a moderate rate without significant inflationary pressures. As such, the close of the period saw some of the best price performance of the entire six months.

THE PORTFOLIO

        In managing your Series' assets during a period of such volatility a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on the potential price appreciation inherent in such an environment. Throughout the entire six-month period investment decisions tended to focus on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity. Your Fund benefitted from this conservative strategy, producing competitive levels of tax-free income while continuing to stress principal preservation.

        We appreciate your investment in the Premier State Municipal Bond Fund-Michigan Series, and we look forward to continuing to serve your investment needs.

                                    Very truly yours,

                                    Richard J. Moynihan
                                    Director, Municipal Portfolio Management
                                    The Dreyfus Corporation

November 22, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

 **Some income may be
   subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.

Premier State Municipal Bond Fund, Michigan Series
-------------------------------------------------------------
Statement of Investments        October 31, 1996 (Unaudited)

                                                                                          Principal
Long-Term Municipal Investments--98.9%                                                     Amount              Value
----------------------------------------------------------------------------------      -------------       ------------
Michigan--97.4%
Brandon School District 5.75%, 5/1/2020 (Insured; FGIC)...........................      $  2,240,000        $  2,240,875
Brighton Area School District, Refunding:
  Zero Coupon, 5/1/2014 (Insured; AMBAC)..........................................         8,000,000           2,956,400
  Zero Coupon, 5/1/2020 (Insured; AMBAC)..........................................         5,000,000           1,301,250
Capital Region Airport Authority, Airport Revenue
  6.70%, 7/1/2021 (Insured; MBIA).................................................         2,500,000           2,692,950
Chippewa Valley Schools, Refunding 7%, 5/1/2010 (Prerefunded 5/1/2001) (a)........         1,275,000           1,424,698
Clarkston Community School 5.75%, 5/1/2016 (Insured; FGIC)........................         1,340,000           1,347,303
Detroit:
  (Development Area No. 1) 7.60%, 7/1/2010........................................         4,150,000           4,569,067
  (Unlimited Tax) 6.35%, 4/1/2014.................................................         3,325,000           3,362,539
  Water Supply Systems Revenue, Refunding
    8.866%, 7/1/2022 (Insured; FGIC) (b)..........................................         1,500,000           1,607,250
Dickinson County Economic Development Corp., PCR, Refunding
  (Champion International Corp. Project) 5.85%, 10/1/2018.........................         2,500,000           2,436,625
Ferris State University, Revenue, Refunding 5.25%, 10/1/2020 (Insured; MBIA)......         1,200,000           1,138,152
Grand Rapids Housing Finance Authority, Multi-Family Revenue, Refunding
  7.625%, 9/1/2023 (Collateralized; FNMA).........................................         1,000,000           1,094,380
Huron Valley School District, Refunding
  Zero Coupon, 5/1/2018 (Insured; FGIC)...........................................         6,370,000           1,859,403
Iron Mountain City School District, Refunding:
  5.125%, 5/1/2016 (Insured; AMBAC)...............................................         2,000,000           1,882,500
  5.125%, 5/1/2021 (Insured; AMBAC)...............................................         1,000,000             931,430
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue, Refunding:
  (Borgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)........................         2,000,000           2,171,100
  (Bronson Methodist Hospital):
    5.75%, 5/15/2016 (Insured; MBIA)..............................................         2,500,000           2,507,250
    5.875%, 5/15/2026 (Insured; MBIA).............................................         5,250,000           5,293,627
Kenowa Hills Public Schools 5.875%, 5/1/2021 (Insured; MBIA)......................         3,360,000           3,398,976
Kent County, Airport Facilities Revenue (Kent County International Airport):
  5.90%, 1/1/2012.................................................................         1,145,000           1,167,156
  5.90%, 1/1/2013.................................................................         1,095,000           1,111,962
  6.10%, 1/1/2025.................................................................         3,000,000           3,085,530
Lake Orion Community School District:
  5.25%, 5/1/2021 (Insured; FSA)..................................................         1,400,000           1,327,088
  Refunding 5.80%, 5/1/2015 (Insured; AMBAC)......................................         2,085,000           2,106,997
Lapeer Economic Development Corp., Ltd. Obligation Revenue
  (Lapeer Health Services Project) 8.625%, 2/1/2020 (Prerefunded 2/1/2000) (a)....         2,000,000           2,272,700
Leslie Public School (Ingham and Jackson Counties School Building and Site)
  Refunding 6%, 5/1/2015 (Insured; AMBAC).........................................         1,000,000           1,025,450
Mason Public Schools District 5.40%, 5/1/2021 (Insured; FGIC).....................         1,260,000           1,212,826

Premier State Municipal Bond Fund, Michigan Series
---------------------------------------------------------------------------------
Statement of Investments (continued)                 October 31, 1996 (Unaudited)

                                                                                          Principal
Long-Term Municipal Investments (continued)                                                Amount              Value
----------------------------------------------------------------------------------      -------------       ------------
Michigan (continued)
Michigan Building Authority, Lease Revenue 6.75%, 10/1/2007 (Insured; AMBAC).......     $  1,600,000        $  1,777,968
Michigan Higher Education Student Loan Authority, Student Loan Revenue:
  6.875%, 10/1/2007 (Insured; AMBAC)...............................................        2,250,000           2,329,965
  7.55%, 10/1/2008 (Insured; MBIA).................................................        1,625,000           1,691,901
  6.125%, 9/1/2010.................................................................        1,520,000           1,527,342
Michigan Hospital Finance Authority, HR:
  (Crittenton Hospital) 6.70%, 3/1/2007............................................        2,250,000           2,377,147
  (Daughters of Charity National Health Systems--Providence Hospital) 7%, 11/1/2021        2,700,000           2,930,337
  Refunding:
    (Daughters of Charity National Health Systems-Providence Hospital)
      5.25%, 11/1/2015.............................................................        2,200,000           2,099,526
    (Detroit Medical Center) 8.125%, 8/15/2012.....................................          220,000             236,394
    (Genesys Health Systems) 8.125%, 10/1/2021.....................................        5,000,000           5,592,200
    (Henry Ford Health System) 5.25%, 11/15/2025...................................        2,000,000           1,887,800
    (Middle Michigan Obligation Group) 6.625%, 6/1/2010............................        2,000,000           2,052,900
    (Saint John Hospital and Medical Center) 5.25%, 5/15/2026 (Insured; AMBAC).....        3,000,000           2,810,130
    (Sinai Hospital of Greater Detriot) 6.70%, 1/1/2026............................        2,500,000           2,514,325
    (Sisters of Mercy Health Corp.):
      6.25%, 2/15/2009 (Insured; FSA)..............................................        1,065,000           1,123,106
      5.375%, 8/15/2014 (Insured; MBIA)............................................        1,340,000           1,318,788
Michigan Housing Development Authority:
  (Home Improvement Program) 7.65%, 12/1/2012......................................        1,755,000           1,850,314
  MFHR 8.375%, 7/1/2019 (Insured; FGIC)............................................        1,305,000           1,363,125
  Rental Housing Revenue:
    6.50%, 4/1/2006................................................................        2,000,000           2,111,100
    7.70%, 4/1/2023 (Insured; FSA).................................................        4,185,000           4,456,146
  SFMR:
    7.55%, 12/1/2014...............................................................          105,000             105,731
    7.50%, 6/1/2015................................................................        2,355,000           2,485,797
    5.95%, 12/1/2016...............................................................        2,365,000           2,381,058
    7.75%, 12/1/2019...............................................................        2,010,000           2,045,919
    6.95%, 12/1/2020...............................................................        1,750,000           1,852,112
Michigan Municipal Bond Authority, Revenue (State Revolving Fund):
  6.50%, 10/1/2014.................................................................        2,500,000           2,814,050
  6.50%, 10/1/2017.................................................................        3,500,000           3,939,670
  5.625%, 10/1/2019................................................................        2,000,000           1,957,060
Michigan Strategic Fund:
  Ltd. Obligation Revenue:
    (Northeastern Community Mental Health Foundation) 8.25%, 1/1/2009..............        1,495,000           1,566,057
    Refunding (Ledyard Association Ltd. Partnership Project)
      6.25%, 10/1/2011 (Insured; ITT Lyndon Property Insurance Co.)................        3,075,000           3,201,382
    SWDR, Refunding (Genesee Power Station Project) 7.50%, 1/1/2021................        3,000,000           2,997,210

Premier State Municipal Bond Fund, Michigan Series
---------------------------------------------------------------------------
Statement of Investments (continued)    October 31, 1996 (Unaudited)

                                                                                          Principal
Long-Term Municipal Investments (continued)                                                Amount              Value
----------------------------------------------------------------------------------      -------------       ------------
Michigan (continued)
Monroe County:
  PCR (Detroit Edison Project):
    7.50%, 12/1/2019 (Insured; AMBAC).............................................       $  4,650,000       $  5,159,501
    7.875%, 12/1/2019.............................................................          2,720,000          2,957,184
    7.65%, 9/1/2020 (Insured; FGIC)...............................................          2,250,000          2,488,928
    6.55%, 6/1/2024 (Insured; MBIA)...............................................          1,700,000          1,823,607
  Water Supply Systems (Frenchtown Charter Township Water Treatment
    and Distribution Systems) 6.50%, 5/1/2013.....................................          2,500,000          2,707,700
Monroe County Economic Development Corp., Ltd. Obligation Refunding, Revenue
  (Detroit Edison Co. Project) 6.95%, 9/1/2022 (Insured; FGIC)....................          2,000,000          2,411,440
Nice Community School District of Marquette and Baraga Counties
  5.25%, 5/1/2016 (Insured; MBIA).................................................          1,450,000          1,382,807
Northville, Special Assessment (Wayne County) 7.875%, 1/1/2006....................          1,685,000          1,823,018
Northwestern Michigan College, Community College Improvement Revenue, Refunding
  7%, 7/1/2011....................................................................          1,800,000          1,948,014
Novi Community School District 5.30%, 5/1/2021 (Insured; FGIC)....................          6,600,000          6,282,936
Oakland County Economic Development Corp., Ltd. Obligation Revenue
  (Pontiac Osteopathic Hospital Project)
  9.625%, 1/1/2020 (Prerefunded 1/1/2000) (a).....................................          1,630,000          1,902,389
Oxford Area Community School District, Building and Site
  5.40%, 5/1/2025 (Insured; FGIC).................................................          1,000,000            960,010
Riverview Community School District, Refunding:
  5.25%, 5/1/2014 (Insured; AMBAC)................................................          1,000,000            961,810
  5.25%, 5/1/2021 (Insured; AMBAC)................................................          2,000,000          1,890,760
Rockford Public Schools, Refunding (Kent County School Building and Site)
  7.375%, 5/1/2019 (Prerefunded 5/1/2000) (a).....................................          2,000,000          2,207,900
Romulus Community Schools, Refunding
  5.125%, 5/1/2017 (Insured; FGIC)................................................          4,650,000          4,369,233
Romulus Economic Development Corp., Ltd. Obligation EDR
  Refunding (Romulus Hir Ltd. Partnership Project)
  7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)......................          3,700,000          4,099,119
South Lyon Community Schools (School Building) 6.375%, 5/1/2018...................          1,500,000          1,577,610
Wayne Charter County, Special Airport Facilities Revenue, Refunding
  (Northwest Airlines Inc.) 6.75%, 12/1/2015......................................          5,750,000          5,874,200

U.S. Related--1.5%
Puerto Rico Housing Finance Corp., MFMR
  7.50%, 4/1/2022 (LOC; Government Development Bank) (c)..........................          2,510,000          2,654,425
                                                                                                            ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $170,794,465).............................................................                          $180,404,635
                                                                                                            ------------
                                                                                                            ------------


Premier State Municipal Bond Fund, Michigan Series
-------------------------------------------------------------------------------
Statement of Investments (continued)    October 31, 1996 (Unaudited)

                                                                                          Principal
Short-Term Municipal Investments--1.1%                                                     Amount              Value
----------------------------------------------------------------------------------      -------------       ------------
Michigan:
Michigan Strategic Fund, Limited Obligation Revenue, Refunding, VRDN
  (Detriot Edison Co.) 3.55% (LOC; Barclays Bank) (c,d)
  (cost $2,000,000)...............................................................       $  2,000,000       $  2,000,000
                                                                                                            ------------
                                                                                                            ------------

TOTAL INVESTMENTS--100.0%
  (cost $172,794,465).............................................................                          $182,404,635
                                                                                                            ------------
                                                                                                            ------------

Summary of Abbreviations


AMBAC   American Municipal Bond Assurance Corporation   MBIA    Municipal Bond Investors Assurance
EDR     Economic Development Revenue                              Insurance Corporation
FGIC    Financial Guaranty Insurance Company            MFHR    Multi-Family Housing Revenue
FNMA    Federal National Mortgage Association           MFMR    Multi-Family Mortgage Revenue
FSA     Financial Security Assurance                    PCR     Pollution Control Revenue
HR      Hospital Revenue                                SFMR    Single Family Mortgage Revenue
LOC     Letter of Credit                                SWDR    Solid Waste Disposal Revenue
                                                        VRDN    Variable Rate Demand Notes


Summary of Combined Ratings


Fitch (e)       or      Moody's   or    Standard & Poor's       Percentage of Value
---------               -------         -----------------       -------------------
AAA                     Aaa             AAA                           45.8%
AA                      Aa              AA                            15.8
A                       A               A                             14.1
BBB                     Baa             BBB                           10.5
F1                      MIG1            SP1                            1.1
Not Rated (f)           Not Rated (f)   Not Rated (f)                 12.7
                                                                     ------
                                                                     100.0%
                                                                     ------
                                                                     ------

Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security--the interest rate is subject to change periodically.
(c) Secured by letters of credit.
(d) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(g) At October 31, 1996, the Fund had $48,472,869 (26.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from city municipal projects.

See notes to financial statements.


Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------------------
Statement of Assets and Liabilities     October 31, 1996 (Unaudited)

                                                                                                 Cost           Value
                                                                                              ------------     ------------
ASSETS:           Investments in securities--See Statement of Investments................     $172,794,465     $182,404,635
                  Receivable for shares of Beneficial Interest subscribed................                         3,612,532
                  Interest receivable....................................................                            12,467
                  Prepaid expenses.......................................................                             4,511
                                                                                                               ------------
                                                                                                                186,034,145
                                                                                                               ------------
LIABILITIES:      Due to The Dreyfus Corporation and affiliates..........................                            92,738
                  Due to Distributor.....................................................                             8,411
                  Cash overdraft due to Custodian........................................                           828,315
                  Payable for shares of Beneficial Interest redeemed.....................                            92,225
                  Accrued expenses.......................................................                            69,408
                                                                                                               ------------
                                                                                                                  1,091,097
                                                                                                               ------------
NET ASSETS...............................................................................                      $184,943,048
                                                                                                               ------------
                                                                                                               ------------
REPRESENTED BY:   Paid-in capital........................................................                      $173,588,280
                  Accumulated net realized gain (loss) on investments....................                         1,744,598
                  Accumulated net unrealized appreciation (depreciation)
                    on investments--Note 3...............................................                         9,610,170
                                                                                                               ------------
NET ASSETS...............................................................................                      $184,943,048
                                                                                                               ------------
                                                                                                               ------------

                                        NET ASSET VALUE PER SHARE
                                        -------------------------

                                                                          Class A        Class B        Class C
                                                                       ------------    -----------      --------
Net Assets....................................................         $165,186,328    $19,538,146      $218,574
Shares Outstanding............................................           10,674,205      1,262,774        14,120
NET ASSET VALUE PER SHARE.....................................               $15.48         $15.47        $15.48
                                                                             ------         ------        ------
                                                                             ------         ------        ------



See notes to financial statements.

Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------------------
Statement of Operations Six Months Ended October 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME              Interest Income................................                               $5,830,359

EXPENSES:           Management fee--Note 2(a)......................        $  511,573
                    Shareholder servicing costs--Note 2(c).........           299,288
                    Distribution fees--Note 2(b)...................            49,269
                    Audit fee......................................            12,527
                    Custodian fees.................................            10,030
                    Prospectus and shareholders' reports...........             7,771
                    Legal fees.....................................             1,365
                    Registration fees..............................             1,344
                    Trustees' fees and expenses--Note 2(d).........             1,024
                    Miscellaneous..................................            10,950
                                                                           ----------
                        Total Expenses.............................                                  905,141
                                                                                                  ----------
INVESTMENT INCOME--NET.............................................                                4,925,218
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                    Net realized gain (loss) on investments........        $ (853,599)
                    Net unrealized appreciation (depreciation) on
                      investments..................................         4,778,389
                                                                           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.............                                3,924,790
                                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                               $8,850,008
                                                                                                  ----------
                                                                                                  ----------

See notes to financial statements.

Premier State Municipal Bond Fund, Michigan Series
-----------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                   Six Months Ended
                                                                                   October 31, 1996           Year Ended
                                                                                      (Unaudited)           April 30, 1996
                                                                                   ----------------         --------------
OPERATIONS:
  Investment income--net.....................................................       $  4,925,218             $ 10,289,932
  Net realized gain (loss) on investments....................................           (853,599)               4,253,950
  Net unrealized appreciation (depreciation) on investments..................          4,778,389               (1,629,095)
                                                                                    ------------             ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations..........          8,850,008               12,914,787
                                                                                    ------------             ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares...........................................................         (4,451,161)              (9,401,220)
    Class B shares...........................................................           (469,599)                (886,953)
    Class C shares...........................................................             (4,458)                  (1,759)
  Net realized gain on investments:
    Class A shares...........................................................              --                  (2,113,095)
    Class B shares...........................................................              --                    (230,061)
    Class C shares...........................................................              --                         (13)
                                                                                    ------------             ------------
      Total Dividends........................................................         (4,925,218)             (12,633,101)
                                                                                    ------------             ------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares...........................................................          3,518,495                6,590,274
    Class B shares...........................................................          1,374,837                4,290,323
    Class C shares...........................................................            177,813                  135,546
  Dividends reinvested:
    Class A shares...........................................................          2,524,123                6,818,746
    Class B shares...........................................................            279,056                  688,066
    Class C shares...........................................................              2,592                    1,816
  Cost of shares redeemed:
    Class A shares...........................................................        (10,898,425)             (23,824,458)
    Class B shares...........................................................         (1,562,899)              (2,354,777)
    Class C shares...........................................................            (99,257)                   --
                                                                                    ------------             ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions         (4,683,665)              (7,654,464)
                                                                                    ------------             ------------
        Total Increase (Decrease) in Net Assets..............................           (758,875)              (7,372,778)

NET ASSETS:
  Beginning of Period........................................................        185,701,923              193,074,701
                                                                                    ------------             ------------
  End of Period..............................................................       $184,943,048             $185,701,923
                                                                                    ------------             ------------
                                                                                    ------------             ------------

See notes to financial statements.

Premier State Municipal Bond Fund, Michigan Series
-----------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                                Shares
                                                                                 ------------------------------------
                                                                                 Six Months Ended
                                                                                 October 31, 1996       Year Ended
                                                                                   (Unaudited)        April 30, 1996
                                                                                 ----------------     ---------------
CAPITAL SHARE TRANSACTIONS:

  Class A
  -------
  Shares sold...............................................................          230,819             424,521
  Shares issued for dividends reinvested....................................          164,995             437,436
  Shares redeemed...........................................................         (714,000)         (1,537,548)
                                                                                     --------          ----------
                        Net Increase (Decrease) in Shares Outstanding.......         (318,186)           (675,591)
                                                                                     --------          ----------
                                                                                     --------          ----------
  Class B
  -------
  Shares sold...............................................................           90,269             276,378
  Shares issued for dividends reinvested....................................           18,250              44,106
  Shares redeemed...........................................................         (101,986)           (152,659)
                                                                                     --------          ----------
                        Net Increase (Decrease) in Shares Outstanding.......            6,533             167,825
                                                                                     --------          ----------
                                                                                     --------          ----------
  Class C*
  --------
  Shares sold...............................................................           11,734               8,647
  Shares issued for dividends reinvested....................................              170                 117
  Shares redeemed...........................................................           (6,548)               --
                                                                                     --------          ----------
                        Net Increase (Decrease) in Shares Outstanding.......            5,356               8,764
                                                                                     --------          ----------
                                                                                     --------          ----------

* From August 15, 1995 (commencement of initial offering) to April 30, 1996.


See notes to financial statements.

Premier State Municipal Bond Fund, Michigan Series
-----------------------------------------------------------
Financial Highlights

        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Class A Shares
                                                      -------------------------------------------------------------------
                                                      Six Months Ended
                                                      October 31, 1996                   Year Ended April 30,
                                                                           ----------------------------------------------
PER SHARE DATA:                                         (Unaudited)         1996      1995      1994      1993      1992
                                                        -----------        ------    ------    ------    ------    ------
  Net asset value, beginning of period............        $15.15           $15.14    $15.27    $15.65    $14.80    $14.34
                                                          ------           ------    ------    ------    ------    ------
  Investment Operations:
  Investment income--net..........................           .41              .83       .85       .89       .92       .95
  Net realized and unrealized gain (loss)
    on investments................................           .33              .20       .11      (.30)      .98       .46
                                                          ------           ------    ------    ------    ------    ------
  Total from Investment Operations................           .74             1.03       .96       .59      1.90      1.41
                                                          ------           ------    ------    ------    ------    ------
  Distributions:
  Dividends from investment income--net...........          (.41)            (.83)     (.85)     (.89)     (.92)     (.95)
  Dividends from net realized gain on investments.           --              (.19)     (.24)     (.08)     (.13)      --
                                                          ------           ------    ------    ------    ------    ------
  Total Distributions.............................          (.41)           (1.02)    (1.09)     (.97)    (1.05)     (.95)
                                                          ------           ------    ------    ------    ------    ------
  Net asset value, end of period..................        $15.48           $15.15    $15.14    $15.27    $15.65    $14.80
                                                          ------           ------    ------    ------    ------    ------
                                                          ------           ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN(1)........................          9.84%(2)         6.81%     6.65%     3.65%    13.25%    10.12%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........           .92%(2)          .93%      .92%      .81%      .69%      .53%
  Ratio of net investment income
    to average net assets.........................          5.35%(2)         5.35%     5.66%     5.56%     6.01%     6.47%
  Decrease reflected in above expense ratios
    due to undertakings by the Manager............           --               --        .01%      .11%      .25%      .42%
  Portfolio Turnover Rate.........................         17.29%(3)        56.88%    48.30%    19.96%    14.99%    21.42%
  Net Assets, end of period (000's Omitted).......      $165,186         $166,538  $176,604  $187,405  $184,138  $145,159

---------------------------
(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.

See notes to financial statements.

Premier State Municipal Bond Fund, Michigan Series
---------------------------------------------------------------------------
Financial Highlights (continued)

        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Class B Shares
                                                      -------------------------------------------------------------------
                                                      Six Months Ended
                                                      October 31, 1996                   Year Ended April 30,
                                                                           ----------------------------------------------
PER SHARE DATA:                                         (Unaudited)         1996          1995          1994        1993(1)
                                                        -----------        ------        ------        ------      ------
  Net asset value, beginning of period..............      $15.15           $15.13        $15.27        $15.64      $15.20
                                                          ------           ------        ------        ------      ------
  Investment Operations:
  Investment income--net............................         .37              .75           .77           .80         .24
  Net realized and unrealized gain (loss)
    on investments..................................         .32              .21           .10          (.29)        .44
                                                          ------           ------        ------        ------      ------
  Total from Investment Operations..................         .69              .96           .87           .51         .68
                                                          ------           ------        ------        ------      ------
  Distributions:
  Dividends from investment income--net.............        (.37)            (.75)         (.77)         (.80)       (.24)
  Dividends from net realized gain on investments...          --             (.19)         (.24)         (.08)        --
                                                          ------           ------        ------        ------      ------
  Total Distributions...............................        (.37)            (.94)        (1.01)         (.88)       (.24)
                                                          ------           ------        ------        ------      ------
  Net asset value, end of period....................      $15.47           $15.15        $15.13        $15.27      $15.64
                                                          ------           ------        ------        ------      ------
                                                          ------           ------        ------        ------      ------
TOTAL INVESTMENT RETURN(2)..........................        9.16%(3)         6.33%         6.01%         3.11%      15.50%(3)

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...........        1.43%(3)         1.44%         1.44%         1.38%       1.18%(3)
  Ratio of net investment income
    to average net assets...........................        4.84%(3)         4.82%         5.10%         4.88%       4.85%(3)
  Decrease reflected in above expense ratios
    due to undertakings by the Manager..............          --              --            .01%          .09%        .14%(3)
  Portfolio Turnover Rate...........................       17.29%(4)        56.88%        48.30%        19.96%      14.99%(4)
  Net Assets, end of period (000's Omitted).........     $19,538          $19,031       $16,471       $13,861      $3,581

(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

See notes to financial statements.

Premier State Municipal Bond Fund, Michigan Series
------------------------------------------------------
Financial Highlights (continued)

        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Class C Shares
                                                                               -----------------------------------
                                                                               Six Months Ended
                                                                               October 31, 1996       Year Ended
PER SHARE DATA:                                                                   (Unaudited)      April 30, 1996(1)
                                                                               ----------------    -----------------
  Net asset value, beginning of period....................................         $15.16              $15.18
                                                                                   ------              ------
  Investment Operations:
  Investment income--net..................................................            .35                 .50
  Net realized and unrealized gain (loss)
    on investments........................................................            .32                 .17
                                                                                   ------              ------

   Total from Investment Operations.......................................            .67                 .67
                                                                                   ------              ------
  Distributions:
  Dividends from investment income--net...................................           (.35)               (.50)
  Dividends from net realized gain on investments.........................            --                 (.19)
                                                                                   ------              ------
  Total Distributions.....................................................           (.35)               (.69)
                                                                                   ------              ------
  Net asset value, end of period..........................................         $15.48              $15.16
                                                                                   ------              ------
                                                                                   ------              ------
TOTAL INVESTMENT RETURN(2)................................................           8.85%(3)            6.12%(3)

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.................................           1.71%(3)            1.70%(3)
  Ratio of net investment income
    to average net assets.................................................           4.45%(3)            4.47%(3)
  Portfolio Turnover Rate.................................................          17.29%(4)           56.88%
  Net Assets, end of period (000's Omitted)...............................           $219                $133

(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

See notes to financial statements.

Premier State Municipal Bond Fund, Michigan Series
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

        Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Michigan Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

        Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

        The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all fund's are allocated among them on a pro rata basis.

        The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

        (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

        (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

        The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

        (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

        (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

        (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement during the period ended October 31, 1996.

        Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $134 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares.

        (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $48,517 was charged to the Fund for the Class B shares and $752 was charged to the Fund for the Class C shares.

        (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $208,024, $24,252 and $251 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

        The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $46,105 during the period ended October 31, 1996.

        (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

        The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $31,092,110 and $35,153,126, respectively.

        At October 31, 1996, accumulated net unrealized appreciation on investments was $9,610,170, consisting of $9,966,337 gross unrealized appreciation and $356,167 gross unrealized depreciation.

        At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier State Municipal
Bond Fund, Michigan Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.       053/617SA9610

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to provide you with this report on the Premier State Municipal Bond Fund-Minnesota Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 4.35% for Class A shares, 4.00% for Class B shares and, 3.87% for Class C shares.* Income dividends, exempt from Federal and State of Minnesota personal income taxes, of approximately $.413 for Class A shares, $.373 for Class B shares and $.354 for Class C shares were paid.** This amounts to annualized tax-free distribution rates per share of 5.14%, 4.86% and 4.61% for Class A, Class B and Class C shares, respectively.*** THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proven unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of the Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers the initiators of two thirds of all economic activity remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion its lowest level in two decades provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years. MARKET ENVIRONMENT

    For much of the past six months, the trading environment for fixed income investments has been dominated by a measure of volatility one would expect to find during periods of shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, as attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the Federal Reserve Board's Open Market Committee. As such, long-term interest rates were pushed to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently during the early months of the period, establishing a broad trading range in prices. As the period drew to a close, however, there emerged a sense of unanimity among market participants that economic growth was continuing at a moderate rate without significant inflationary pressures. As such, the close of the period saw some of the best price performance of the entire six months.

THE PORTFOLIO

     In managing your Series' assets during a period of such volatility a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times, higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on the potential price appreciation inherent in such an environment. Throughout the entire six-month period investment decisions tended to focus on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity. Your Series benefitted from this conservative strategy, producing competitive levels of tax-free income while continuing to stress principal preservation.

  We appreciate your investment in the Premier State Municipal Bond Fund-Minnesota Series, and we look forward to continuing to serve your investment needs.
                          Very truly yours,
                      [Richard J. Moynihan signature logo]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation

November 22, 1996 New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     ** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

     ***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS                                                                       OCTOBER 31, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments-100.0%                                                                 Amount          Value
                                                                                                       -------        -------
Anoka County:

  RRR (Northern States Power Co.) 7.15%, 12/1/2008..........................                    $    1,150,000  $   1,232,524
  SWDR (United Power Association Project)
    6.95%, 12/1/2008 (Guaranteed; National Rural Utilities Cooperative Finance Corp.)                3,825,000      4,087,204
Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)................................                         1,425,000      1,448,755
Burnsville, MFHR Refunding (Conventry Court Apartments) 7.50%, 9/1/2027 (Insured; FHA)               2,250,000      2,360,722
Burnsville Independent School District Number 191 5.125%, 2/1/2015..........                         3,875,000      3,736,702
Dakota County Housing and Redevelopment Authority, South-Saint Paul Revenue
Refunding
  (Single Family-GNMA Program) 8.10%, 9/1/2012..............................                           130,000        137,515
Duluth Economic Development Authority, Health Care Facilities Revenue
  (Benedictine Health-Saint Mary's Project)
  8.375%, 2/15/2020 (Prerefunded 2/15/2000) (a).............................                         2,500,000      2,846,600
Eagan, MFHR Refunding (Forest Ridge Apartments) 7.50%, 9/1/2017 (Insured; FHA)                       1,000,000      1,055,880
Eden Prairie, MFHR Refunding:
  (Eden Investments Project) 7.40%, 8/1/2025 (Insured; FHA).................                           500,000        526,315
  (Welsh Parkway Apartments) 8%, 7/1/2026 (Insured; FHA)....................                         2,840,000      3,067,768
Edina:
  Hospital Systems Revenue (Fairview Hospital) 7.125%, 7/1/2006.............                         1,000,000      1,070,260
  Housing Development Revenue Refunding (Edina Park Plaza Project)
    7.70%, 12/1/2028 (Insured; FHA).........................................                         2,500,000      2,634,200
Hubbard County, SWDR (Potlatch Corp. Project) 7.375%, 8/1/2013..............                         1,000,000      1,070,850
Inver Grove Heights Independent School District Number 199 5.75%, 2/1/2017..                         2,225,000      2,249,430
Lakeville Independent School District, Refunding 5.125%, 2/1/2013 (Insured; MBIA)                    2,000,000      1,916,820
Mahtomedi Independent School District Number 832
  Zero Coupon, 2/1/2017 (Insured; MBIA).....................................                         1,275,000        401,918
Minneapolis:
  Zero Coupon, 12/1/2014....................................................                         1,825,000        660,504
  Home Ownership Program 7.10%, 6/1/2021....................................                           730,000        766,186
  HR (Lifespan Inc.-Minneapolis Children's Medical Center Project)
    7%, 12/1/2020 (Prerefunded 6/1/2001) (a)................................                         5,650,000      6,322,237
  MFHR Refunding (Churchill Apartments Project) 7.05%, 10/1/2022 (Insured; FSA)                      4,000,000      4,193,200
  MFMR (Seward Towers Project) 7.375%, 12/20/2030 (Collateralized; GNMA)....                         2,350,000      2,491,822
  Refunding (Sports Arena Project) 5.20%, 10/1/2024.........................                         7,500,000      7,206,300
Minneapolis Community Development Agency, Ltd. Tax Support
  Development Revenue:
    8.375%, 6/1/2007........................................................                         2,500,000      2,683,925
    8%, 12/1/2009...........................................................                           300,000        316,818
    7.75%, 12/1/2019........................................................                         2,850,000      3,160,878
    7.40%, 12/1/2021........................................................                         2,000,000      2,182,320
Minneapolis-Saint Paul Housing and Redevelopment Authority,
  Health Care Systems Revenue:
    8%, 8/15/2014 (Prerefunded 8/15/2000) (a)...............................                         3,000,000      3,422,010
    (Group Health Plan Inc., Project) 6.75%, 12/1/2013......................                         2,750,000      2,986,665

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                          OCTOBER 31, 1996 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Minneapolis-Saint Paul Housing Finance Board, SFMR:
  8.875%, 11/1/2018 (Collateralized; GNMA)..................................                   $       115,000  $     118,336
  8.30%, 8/1/2021 (Collateralized; GNMA)....................................                           350,000        366,110
  7.30%, 8/1/2031 (Collateralized; GNMA)....................................                         6,135,000      6,450,094
Minneapolis-Saint Paul Metropolitan Apartments Community 7.80%, 1/1/2014....                         3,000,000      3,275,040
Minneapolis Special School District Number 001, COP
  5.90%, 2/1/2017 (Insured; MBIA)...........................................                         4,400,000      4,508,196
State of Minnesota (Duluth Airport) 6.25%, 8/1/2014.........................                         2,500,000      2,634,800
Minnesota Agricultural and Economic Development Board,
  Minnesota Small Business Development Loan Revenue:
    9%, Series B, 8/1/2008..................................................                            75,000         77,159
    9%, Series C, 8/1/2008..................................................                           245,000        252,054
    8.125%, Lot 2, 8/1/2009.................................................                           500,000        515,760
    8.125%, Lot 3, 8/1/2009.................................................                            15,000        840,689
    8.20%, 8/1/2009.........................................................                           655,000        693,711
    8.375%, 8/1/2010........................................................                         1,385,000      1,457,075
Minnesota Housing Finance Agency, Revenue:
  Rental Housing 6.10%, 8/1/2009............................................                         2,585,000      2,612,194
  Single Family Mortgage:
    7.35%, 7/1/2016.........................................................                         1,495,000      1,582,323
    7.30%, 1/1/2017.........................................................                            45,000        893,546
    7.90%, 7/1/2019.........................................................                         1,540,000      1,610,193
    7.45%, 7/1/2022 (Insured; FHA)..........................................                         2,830,000      2,974,698
    7.95%, 7/1/2022.........................................................                         1,640,000      1,736,694
    6.95%, 7/1/2026.........................................................                         2,940,000      3,081,620
Minnesota Public Facilities Authority, Water Pollution Control Revenue:
  7.10%, 3/1/2012 (Prerefunded 3/1/2000) (a)................................                         2,350,000      2,591,204
  6.95%, 3/1/2013 (Prerefunded 3/1/2001) (a)................................                         3,000,000      3,343,860
  6.50%, 3/1/2014...........................................................                         5,200,000      5,616,520
New Prague Independent School District 5%, 2/1/2016 (Insured; MBIA).........                         2,000,000      1,894,500
Northern Municipal Power Agency, Electric System Revenue Refunding
  7.25%, 1/1/2016...........................................................                         3,500,000      3,727,220
North Saint Paul Maplewood Independent School District, Refunding 5.125%, 2/1/2025                   2,500,000      2,344,050
Ramsey County:
  5.375%, 2/1/2015..........................................................                         1,100,000      1,084,182
  5.375%, 2/1/2016..........................................................                         1,160,000      1,142,809
City of Red Wing, Health Care Facilities Revenue Refunding
  (River Region Obligation Group) 6.50%, 9/1/2022...........................                         3,445,000      3,504,495
Saint Cloud, Hospital Facilities Revenue (The Saint Cloud Hospital):
  7%, 7/1/2020 (Insured; AMBAC) (Prerefunded 7/1/2001) (a)..................                         1,000,000      1,120,570
  Refunding 5%, 7/1/2015 (Insured; AMBAC)...................................                         2,090,000      1,944,641
Saint Paul Housing and Redevelopment Authority, SFMR
  Refunding 6.90%, 12/1/2021 (Insured; FNMA)................................                         2,705,000      2,824,642

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                          OCTOBER 31, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Saint Paul Independent School District Number 625:
  5%, 2/1/2014..............................................................                    $    1,000,000  $     971,900
  COP 5.25%, 2/1/2015.......................................................                         1,450,000      1,373,629
Saint Paul Port Authority:
  IDR Refunding (Hampden Building Project) 9.25%, 6/1/2011..................                         1,065,000        981,877
  Tax Increment Revenue (Energy Park Project) 5%, 2/1/2008 (Insured; FSA)...                         5,495,000      5,356,196
Sartell, PCR Refunding (Champion International Corp. Project) 6.95%, 10/1/2012                       5,000,000      5,334,900
Seaway Port Authority of Duluth,
  Industrial Development Dock and Wharf Revenues Refunding (Cargill Inc.
Project)
  6.80%, 5/1/2012...........................................................                         3,000,000      3,273,060
Southern Minnesota Municipal Power Agency, Power Supply System Revenue:
  Zero Coupon, 1/1/2025 (Insured; MBIA).....................................                         5,255,000      1,027,247
  Zero Coupon, 1/1/2026 (Insured; MBIA).....................................                        15,530,000      2,864,819
  Refunding Zero Coupon, 1/1/2027 (Insured; MBIA)...........................                         4,800,000        835,584
Western Minnesota Municipal Power Agency, Electric Power & Light Revenue
  Refunding 5.50%, 1/1/2012 (Insured; AMBAC)................................                         1,000,000      1,001,160
                                                                                                                      -------
TOTAL INVESTMENTS
  (cost $147,892,196).......................................................                                     $156,075,685
                                                                                                                      =======


PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificates of Participation                                   Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue


Summary of Combined Ratings (Unaudited)
Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               ----                           ---------                       ----------

AAA                                Aaa                            AAA                               56.7%
AA                                 Aa                             AA                                23.6
A                                  A                              A                                  5.7
BBB                                Bbb                            BBB                               11.0
Not Rated(c)                       Not Rated(c)                   Not Rated(c)                       3.0
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====


Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. (b) Fitch currently provides creditworthiness information for a limited number of investments. (c) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest. (d) At October 31, 1996, the Fund had $40,717,873 (25.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                         OCTOBER 31, 1996 (UNAUDITED)
                                                                                                       Cost            Value
                                                                                                     -------           -------
ASSETS:                          Investments in securities-See Statement of Investments         $147,892,196      $156,075,685
                                 Interest receivable........................                                         2,785,604
                                 Receivable for shares of Beneficial Interest subscribed                                34,711
                                 Prepaid expenses...........................                                             3,323
                                                                                                                       -------
                                                                                                                   158,899,323
                                                                                                                       -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          79,496
                                 Due to Distributor.........................                                            11,342
                                 Cash overdraft due to Custodian............                                           660,338
                                 Payable for shares of Beneficial Interest redeemed                                    114,588
                                 Accrued expenses...........................                                            44,380
                                                                                                                       -------
                                                                                                                       910,144
                                                                                                                       -------
NET ASSETS..................................................................                                      $157,989,179
                                                                                                                       =======
REPRESENTED BY:                  Paid-in capital............................                                      $150,161,014
                                 Accumulated net realized gain (loss) on investments                                  (355,324)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ..on investments-Note 3       .....................                                 8,183,489
                                                                                                                       -------
NET ASSETS..................................................................                                      $157,989,179
                                                                                                                       =======


                                            NET ASSET VALUE PER SHARE
                                                -----------------


                                                                              Class A          Class B         Class C
                                                                              -------          -------         -------

Net Assets..................................................             $131,404,646      $26,197,334        $387,199
Shares Outstanding..........................................                8,641,519        1,720,087          25,422
NET ASSET VALUE PER SHARE...................................                   $15.21           $15.23          $15.23
                                                                                  ===              ===             ===





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $5,162,232
EXPENSES:                        Management fee-Note 2(a)...................                     $   447,368
                                 Shareholder servicing costs-Note 2(c)......                         254,265
                                 Distribution fees-Note 2(b)................                          66,563
                                 Custodian fees.............................                          10,431
                                 Audit fees.................................                          10,073
                                 Prospectus and shareholders' reports.......                           9,475
                                 Legal fees.................................                           6,357
                                 Registration fees..........................                             991
                                 Trustees' fees and expenses-Note 2(d)......                             897
                                 Miscellaneous..............................                           2,509
                                                                                                      ------
                                     Total Expenses.........................                                           808,929
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                         4,353,303
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                     $  (723,952)
                                 Net unrealized appreciation (depreciation) on investments         3,136,001
                                                                                                      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         2,412,049
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $6,765,352
                                                                                                                        ======



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                     October 31, 1996              Year Ended
                                                                                       (Unaudited)               April 30, 1996
                                                                                         ---------                  ---------
OPERATIONS:

  Investment income-net..................................................           $    4,353,303             $    8,958,989
  Net realized gain (loss) on investments................................                 (723,952)                 1,903,251
  Net unrealized appreciation (depreciation) on investments..............                3,136,001                   (911,785)
                                                                                           -------                    -------
      Net Increase (Decrease) in Net Assets Resulting from Operations....                6,765,352                  9,950,455
                                                                                           -------                    -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.......................................................               (3,704,376)                (7,756,084)
    Class B shares.......................................................                 (640,048)                (1,199,994)
    Class C shares.......................................................                   (8,879)                    (2,911)
                                                                                           -------                    -------
      Total Dividends....................................................               (4,353,303)                (8,958,989)
                                                                                           -------                    -------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.......................................................                2,028,830                  8,018,049
    Class B shares.......................................................                1,236,111                  4,260,990
    Class C shares.......................................................                       _-                    376,197
  Dividends reinvested:
    Class A shares.......................................................                2,385,226                  5,052,267
    Class B shares.......................................................                  418,515                    781,540
    Class C shares.......................................................                    8,879                      2,715
  Cost of shares redeemed:
    Class A shares.......................................................              (13,092,679)               (21,377,789)
    Class B shares.......................................................               (1,455,097)                (2,719,337)
                                                                                           -------                    -------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (8,470,215)                (5,605,368)
                                                                                           -------                    -------
        Total Increase (Decrease) in Net Assets..........................               (6,058,166)                (4,613,902)
NET ASSETS:
  Beginning of Period....................................................              164,047,345                168,661,247
                                                                                           -------                    -------
  End of Period..........................................................             $157,989,179               $164,047,345
                                                                                           =======                    =======



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                    Shares
                                                                                    --------------------------------------
                                                                                     Six Months Ended
                                                                                     October 31, 1996    Year Ended
                                                                                       (Unaudited)      April 30, 1996
                                                                                    ---------      --------
CAPITAL SHARE TRANSACTIONS:
  Class A
  ----

  Shares sold............................................................                       134,787             525,972
  Shares issued for dividends reinvested.................................                       158,256             331,830
  Shares redeemed........................................................                      (864,946)         (1,405,368)
                                                                                                 ------               -----
                                 Net Increase (Decrease) in Shares Outstanding                 (571,903)           (547,566)
                                                                                                 ======               =====
  Class B
  ----
  Shares sold............................................................                        81,980             279,091
  Shares issued for dividends reinvested.................................                        27,726              51,250
  Shares redeemed........................................................                       (96,479)           (179,050)
                                                                                                 ------               -----

                                 Net Increase (Decrease) in Shares
Outstanding                      ...................................                             13,227             151,291
                                                                                                 ======               =====
  Class C*
  -----
  Shares sold............................................................                            _-              24,654
  Shares issued for dividends reinvested.................................                           588                 180
                                                                                                 ------               -----
                                 Net Increase (Decrease) in Shares Outstanding                      588              24,834
                                                                                                 ======               =====
    *From August 15, 1995 (commencement of initial offering) to April 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Class A Shares
                                                     -------------------------------------------------------
                                                      Six Months Ended
                                                      October 31, 1996                  Year Ended April 30,
                                                                       ----------------------------------------------------
PER SHARE DATA:                                         (Unaudited)    1996        1995        1994        1993        1992
                                                           -----        ---         ---         ---         ---        ----

    Net asset value, beginning of period..                $14.98     $14.90      $14.72      $15.31      $14.63      $14.28
                                                            ----       ----        ----        ----        ----         ---
    Investment Operations:
    Investment income-net.................                   .41        .82         .83         .87         .92         .96
    Net realized and unrealized gain (loss)
      on investments......................                   .23        .08         .18        (.53)        .77         .36
                                                            ----       ----        ----        ----        ----         ---
    Total from Investment Operations......                   .64        .90        1.01         .34        1.69        1.32
                                                            ----       ----        ----        ----        ----         ---
    Distributions:
    Dividends from investment income-net..                  (.41)      (.82)       (.83)       (.87)       (.92)       (.96)
    Dividends from net realized gain on investments           .-         .-          .-        (.06)       (.09)       (.01)
                                                            ----       ----        ----        ----        ----         ---
    Total Distributions...................                  (.41)      (.82)       (.83)       (.93)      (1.01)       (.97)
                                                            ----       ----        ----        ----        ----         ---
    Net asset value, end of period........                $15.21     $14.98      $14.90      $14.72      $15.31      $14.63
                                                            ====       ====        ====        ====        ====         ===
TOTAL INVESTMENT RETURN(1)................                  8.63%(2)   6.11%       7.14%       2.08%      11.96%       9.45%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .91%(2)    .90%        .90%        .80%        .69%        .53%
    Ratio of net investment income
      to average net assets...............                  5.44%(2)   5.41%       5.68%       5.61%       6.13%       6.53%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -          -         .01%        .11%        .24%        .41%
    Portfolio Turnover Rate...............                 19.20%(3)  35.47%      51.95%      12.21%      23.42%      12.32%
    Net Assets, end of period (000's Omitted)           $131,405   $138,058    $145,444    $155,657    $148,765    $122,782
    (1)  Exclusive of sales load.
    (2)  Annualized.
    (3)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class B Shares
                                                                -------------------------------------------------
                                                                Six Months Ended
                                                                October 31, 1996          Year Ended April 30,
                                                                                  --------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996      1995      1994      1993(1)
                                                                      -----         ---       ---       ---       ---

    Net asset value, beginning of period.........                    $15.01      $14.92    $14.74    $15.32    $14.86
                                                                       ----         ---       ---       ---       ---
    Investment Operations:
    Investment income-net........................                       .37         .74       .75       .78       .24
    Net realized and unrealized gain (loss)
      on investments.............................                       .22         .09       .18      (.52)      .46
                                                                       ----         ---       ---       ---       ---
    Total from Investment Operations.............                       .59         .83       .93       .26       .70
                                                                       ----         ---       ---       ---       ---
    Distributions:
    Dividends from investment income-net.........                      (.37)       (.74)     (.75)     (.78)     (.24)
    Dividends from net realized gain on investments                      .-          .-        .-      (.06)       .-
                                                                       ----         ---       ---       ---       ---
    Total Distributions..........................                      (.37)       (.74)     (.75)     (.84)     (.24)
                                                                       ----         ---       ---       ---       ---
    Net asset value, end of period...............                    $15.23      $15.01    $14.92    $14.74    $15.32
                                                                       ====         ===       ===       ===       ===
TOTAL INVESTMENT RETURN(2).......................                      7.93%(3)    5.62%     6.57%     1.55%    16.32%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                      1.43%(3)    1.43%     1.44%     1.38%     1.16%(3)
    Ratio of net investment income
      to average net assets......................                      4.91%(3)    4.87%     5.13%     4.91%     4.83%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                        .-          .-       .01%      .09%      .14%(3)
    Portfolio Turnover Rate......................                     19.20%(4)   35.47%    51.95%    12.21%    23.42%
    Net Assets, end of period (000's Omitted)....                   $26,197     $25,617   $23,217   $21,004    $4,633
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                               Class C Shares
                                                                                    ------------------------------------
                                                                                   Six Months Ended
                                                                                   October 31, 1996        Year Ended
PER SHARE DATA:                                                                       (Unaudited)     April 30, 1996(1)
                                                                                      ---------           --------

    Net asset value, beginning of period................................                 $15.01            $14.96
                                                                                            ---               ---
    Investment Operations:
    Investment income-net...............................................                    .35               .50
    Net realized and unrealized gain (loss)
      on investments....................................................                    .22               .05
                                                                                            ---               ---
    Total from Investment Operations....................................                    .57               .55
                                                                                            ---               ---
    Distributions:
    Dividends from investment income-net................................                   (.35)             (.50)
                                                                                            ---               ---
    Net asset value, end of period......................................                 $15.23            $15.01
                                                                                            ===               ===
TOTAL INVESTMENT RETURN(2)..............................................                   7.68%(3)          5.15%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                   1.69%(3)          1.42%(3)
    Ratio of net investment income
      to average net assets.............................................                   4.66%(3)          4.00%(3)
    Portfolio Turnover Rate.............................................                  19.20%(4)         35.47%
    Net Assets, end of period (000's Omitted)...........................                   $387              $373
    (1)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Minnesota Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement during the period ended October 31, 1996.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $527 during the period ended October 31, 1996, from commissions earned on sales of the Funds' shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $65,134 was charged to the Fund for the Class B shares and $1,429 was charged to the Fund for the Class C shares.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $170,306, $32,567 and $476 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $35,099 during the period ended October 31, 1996.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $30,278,393 and $37,567,970, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $8,183,489, consisting of $8,396,696 gross unrealized appreciation and $213,207 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL
BOND FUND, MINNESOTA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER
AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       055/618SA9610
Semi-Annual Report
Premier State
Municipal Bond Fund
Minnesota Series
October 31, 1996
[Dreyfus lion/2hres logo]

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:

   We are pleased to provide you with this report on the Premier State Municipal Bond Fund - Ohio Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 4.97% for Class A shares, 4.61% for Class B shares and, 4.56 % for Class C shares.* Income dividends, exempt from Federal and State of Ohio personal income taxes, of approximately $.347 for Class A shares, $.314 for Class B shares and $.297 for Class C shares were paid.** This amounts to annualized tax-free distribution rates per share of 5.11%, 4.84% and 4.58% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of the Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

    For much of the past six months, the trading environment for fixed income investments has been dominated by a measure of volatility one would expect to find during periods of shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, as attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the Federal Reserve Board's Open Market Committee. As such, long-term interest rates were pushed to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently during the early months of the period, establishing a broad trading range in prices. As the period drew to a close, however, there emerged a sense of unanimity among market participants that economic growth was continuing at a moderate rate without significant inflationary pressures. As such, the close of the period saw some of the best price performance of the entire six months.

THE PORTFOLIO

    In managing your Series' assets during a period of such volatility a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on the potential price appreciation inherent in such an environment. Throughout the entire six-month period investment decisions tended to focus on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity. Your Fund benefitted from the conservative strategy, producing competitive levels of tax-free income while continuing to stress principal preservation.

    We appreciate your investment in the Premier State Municipal Bond Fund-Ohio Series, and we look forward to continuing to serve your investment needs.
                          Very truly yours,

                      [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
November 22, 1996 New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS                                              OCTOBER 31,1996 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-98.7%                                                                Amount          Value
                                                                                                  ----------       ----------
Ohio-96.0%
Adams County Valley Local School District 5.75%, 12/1/2021 (Insured; MBIA)..                      $  1,000,000     $  960,240
Akron:
  Sewer Systems Revenue 5.875%, 12/1/2016 (Insured; MBIA)...................                         1,200,000      1,214,556
  Waterworks System Mortgage Revenue Improvement, Refunding 4.875%, 3/1/2012                         2,250,000      2,104,313
Akron-Wilbeth Housing Development Corp., First Mortgage Revenue
  7.90%, 8/1/2003 (Insured; FHA)............................................                         1,805,000      2,080,118
Allen County, Industrial First Mortgage Revenue, Refunding
  6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)..............................                         1,280,000      1,278,387
Anthony Wayne Local School District 5.75%, 12/1/2024 (Insured; FGIC)........                         1,000,000      1,006,410
Breckville-Broadview Heights City School District,
  School Improvement 5.25%, 12/1/2021 (Insured; FGIC).......................                         5,000,000      4,801,200
City of Barberton, Hospital Facilities Revenue
  (The Barberton Citizens Hospital Co. Project) 7.25%, 1/1/2012.............                         2,400,000      2,582,784
Buckeye Valley Local School District
  5.25%, 12/1/2020 (Insured; MBIA)..........................................                         3,140,000      3,017,540
Butler County, Hospital Facilities Revenue, Refunding and Improvement
  (Fort Hamilton Hughes Group) 7.25%, 1/1/2001..............................                         4,000,000      4,135,240
City of Cambridge, HR, Refunding (Guernsey Memorial Hospital Project)
  8%, 12/1/2006.............................................................                         2,000,000      2,162,980
Clermont County, Hospital Facilities Revenue, Refunding (Mercy Health Systems)
  7.50%, 9/1/2019 (Prerefunded 9/1/2001) (Insured; AMBAC) (a)...............                           180,000        203,249
City of Cleveland:
  COP (Motor Vehicle, Motorized and Communication Equipment) 7.10%, 7/1/2002                         2,000,000      2,115,920
  Parking Facility Improvement Revenue 8%, 9/15/2012........................                         5,000,000      5,926,650
  Waterworks First Mortgage Revenue:
    5.50%, 1/1/2013 (Insured; MBIA).........................................                         3,915,000      3,941,818
    5.50%, 1/1/2021 (Insired; MBIA).........................................                         5,000,000      5,029,600
    Refunding and Improvement 5.75%, 1/1/2026 (Insured; MBIA)...............                         6,900,000      6,936,087
City of Cleveland School District Board of Education 8%, 12/1/2001..........                         1,675,000      1,900,019
Cuyahoga County:
  5.25%, 11/15/2015.........................................................                         1,485,000      1,444,044
  HR:
    (Meridia Health Systems):
      7.25%, 8/15/2019......................................................                         4,715,000      5,106,251
      7%, 8/15/2023.........................................................                         1,750,000      1,910,370
    Refunding:
      (Cleveland Clinic Foundation) 8%, 12/1/2015...........................                         1,000,000      1,043,300
      Improvement (University Hospitals Health) 5.625%, 1/15/2015 (Insured; MBIA)                    3,695,000      3,706,824
      (Mount Sinai Medical Center) 8.125%, 11/15/2014.......................                         1,000,000      1,063,130
  Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001) (a).................                         6,125,000      6,893,259
  MFHR (National Terminal Apartments Project) 6.40%, 7/1/2016 (Collateralized; FNMA)                 2,000,000      2,061,140
Dayton, Airport Revenue, Refunding (James M Cox International Airport)
  5.25%, 12/1/2015 (Insured; AMBAC).........................................                         1,500,000      1,456,815


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                 OCTOBER 31,1996 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  -----------     -----------
Ohio (continued)

Delaware City School District 5.75%, 12/1/2020 (Insured; FGIC)..............                    $    1,000,000    $ 1,006,410
Eaton, IDR Refunding (Baxter International Inc. Project) 6.50%, 12/1/2012...                         1,500,000      1,606,200
Euclid City School District, Improvement:
  7.10%, 12/1/2011 (Prerefunded 12/1/2001) (a)..............................                         1,000,000      1,130,670
  Library and School, Refunding 5.125%, 12/1/2015 (Insured; AMBAC)..........                         1,420,000      1,358,301
Village of Evendale, IDR Refunding (Ashland Oil Inc. Project) 6.90%, 11/1/2010                       2,000,000      2,114,240
Fairfield City School District, School Improvement Unlimited Tax:
  7.20%, 12/1/2011 (Insured; FGIC)..........................................                         1,000,000      1,176,930
  7.20%, 12/1/2012 (Insured; FGIC)..........................................                         1,250,000      1,471,162
  6.10%, 12/1/2015 (Insured; FGIC)..........................................                         2,000,000      2,084,060
  6%, 12/1/2020 (Insured; FGIC).............................................                         2,000,000      2,056,960
Fairlawn, Health Care Facilities Revenue (Village at Saint Edward Project)
  8.75%, 10/1/2019..........................................................                         2,420,000      2,597,701
Franklin, Water System Revenue 5.75%, 12/1/2016 (Insured; MBIA).............                         1,000,000      1,015,180
Franklin County:
  Hospital Improvement Revenue (The Children's Hospital Project) 6.60%, 11/1/2011                    1,500,000      1,660,875
  HR:
    (Holy Cross Health Systems Corp.-Mount Carmel Health)
      6.75%, 6/1/2019 (Insured; MBIA).......................................                         2,500,000      2,739,050
    Refunding Improvement:
      (The Children's Hospital Project) 6.60%, 5/1/2013.....................                         4,000,000      4,214,280
      (Worthington Christian Village Congregate Care Project):
        10.25%, 8/1/2015....................................................                           785,000        859,653
        7.80%, 2/1/2017 (Insured; FHA)......................................                         5,690,000      6,182,754
  Refunding 5.375%, 12/1/2020...............................................                         2,090,000      2,045,692
Gallia County Local School District, 7.375%, 12/1/2004......................                           570,000        662,745
Greater Cleveland Gateway Economic Development Corp.:
  Senior Lien Excise Tax Revenue 6.875%, 9/1/2005 (Insured; FSA)............                         1,500,000      1,652,115
  Stadium Revenue 7.50%, 9/1/2005...........................................                         5,675,000      6,295,221
Greater Cleveland Regional Transit Authority 5.65%, 12/1/2016 (Insured; FGIC)                        5,445,000      5,456,543
Hamilton County:
  Hospital Facilities Improvement Revenue, Refunding (Deaconess Hospital)
    7%, 1/1/2012............................................................                         2,570,000      2,732,861
  Mortgage Revenue (Judson Care Center) 7.80%, 8/1/2019 (Insured; FHA)......                         3,970,000      4,472,681
  Sewer Systems Improvement Revenue, Refunding
    5.50%, 12/1/2017 (Insured; FGIC)........................................                         4,000,000      3,948,200
Hilliard School District, School Improvement
  Zero Coupon, 12/1/2013 (Insured; FGIC)....................................                         1,655,000        650,680
  Zero Coupon, 12/1/2014 (Insured; FGIC)....................................                         1,655,000        610,678
  5.75%, 12/1/2019 (Insured; FGIC)..........................................                         2,500,000      2,517,175
  5%, 12/1/2020 (Insured; FGIC).............................................                         3,345,000      3,104,127
Kirtland Local School District 7.50%, 12/1/2009.............................                         760,000         830,216

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                  OCTOBER 31,1996 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount         Value
                                                                                           ---------
Ohio (continued)

Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007...................                    $    1,000,000    $ 1,278,620
Lakota Local School District 6.125%, 12/01/2017 (Insured; AMBAC)............                         1,075,000      1,122,085
Lorain, Water System Revenue 5.20%, 4/1/2016 (Insured; AMBAC)...............                         2,260,000      2,180,900
Lorain County:
  HR Refunding (EMH Regional Medical Center) 5.375%, 11/1/2021 (Insured; AMBAC)                      1,500,000      1,446,090
  5.50%, 12/1/2016 (Insured; FGIC)..........................................                         1,025,000      1,021,863
Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris Industries Inc.)
  7.25%, 6/1/2006...........................................................                         1,300,000      1,387,789
Mahoning County, Health Care Facilities Revenue
  (Youngstown Osteopathic Hospital Project)
  7.60%, 8/1/2010 (LOC; Marine Midland Bank) (b)............................                         3,775,000      4,065,939
Marion County, Health Care Facilities Revenue (United Church Homes Inc.)
  Refunding and Improvement 6.375%, 11/15/2010..............................                         3,000,000      3,018,300
Miami County, Hospital Facilities Revenue, Refunding (Upper Valley Medical Center):
  8.375%, 5/1/2013..........................................................                           525,000         546,514
  5.625%, 5/1/2019 (Insured; MBIA)..........................................                         1,000,000      992,400
Montgomery County, Limited General Obligation and Sewer Revenue:
  5.60%, 12/1/2016..........................................................                         1,380,000      1,395,760
Moraine, SWDR (General Motors Corp. Project) 6.75%, 7/1/2014................                         5,000,000      5,571,550
Muskingum County, Revenue, Refunding
  (Franciscan Health Advisory Services) 7.50%, 3/1/2012.....................                         3,185,000      3,287,621
  Hospital Facilities Improvement (Bethesda Care System)
    5.40%, 12/1/2016 (Insured; Connie Lee)..................................                         1,755,000      1,687,345
North Royalton City School District 6.10%, 12/1/2019 (Insured; MBIA)........                         2,000,000      2,101,860
State of Ohio:
  Economic Development Revenue:
    Ohio Enterprise Bond Fund (VSM Corp. Project) 7.375%, 12/1/2011.........                         885,000         946,861
    (Sponge Inc. Project) 8.375%, 6/1/2014..................................                         1,600,000      1,764,192
  Mortgage Revenue (Odd Fellows Home Ohio Inc. Project)
    8.15%, 8/1/2017 (Insured; FHA)..........................................                         350,000         371,546
  PCR (Standard Oil Co. Project)
    6.75%, 12/1/2015 (Guaranteed; British Petroleum Co. p.l.c.).............                         2,700,000      3,105,000
Ohio Air Quality Development Authority, Revenue:
  8.10%, 9/1/2018...........................................................                         1,000,000      1,045,810
  Pollution Control Refunding:
    (Cleveland Electric Illuminating Co. Project) 6.85%, 7/1/2023...........                         5,250,000      5,192,250
    (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC)...........................                         3,500,000      3,868,865
  Refunding:
    (JMG Funding Limited Partnership Project) 6.375%, 4/1/2029 (Insured; AMBAC)                      2,500,000      2,660,425
    (Ohio Power Co. Project) 7.40%, 8/1/2009................................                         1,500,000      1,579,845
Ohio Building Authority, State Facilities:
  (Adult Correctional Facilities) 5.50%, 4/1/2016 (Insured; AMBAC)..........                         4,000,000      3,959,800

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                    OCTOBER 31,1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount         Value
                                                                                                    ----------    ----------
Ohio (continued)

Ohio Building Authority, State Facilities (continued):
  (Juvenile Correctional Projects) 6.60%, 10/1/2014 (Insured; AMBAC)........                    $    1,660,000     $ 1,822,746
Ohio Capital Corp. for Housing, MFHR Refunding
  7.60%, 11/1/2023 (Collateralized; FNMA)...................................                         1,250,000      1,329,312
Ohio Higher Educational Facility Community, Revenue
  (Case Western Reserve Project):
    7.70%, 10/1/2018 (Prefunded 10/1/1997) (a)..............................                           485,000        510,322
    7.70%, 10/1/2018........................................................                            15,000         15,714
Ohio Housing Finance Agency:
  Mortgage Revenue (Saint Francis Court Apartment Project)
    8%, 10/1/2026 (Insured; FHA)............................................                           695,000        747,639
  SFMR (GNMA Mortgage Backed Securities Program):
    8.25%, 12/15/2019.......................................................                           150,000        158,637
    Zero Coupon, 9/1/2021...................................................                         16,380,000     2,429,809
    7.85%, 9/1/2021.........................................................                         1,690,000      1,794,915
    7.65%, 3/1/2029.........................................................                         2,250,000      2,383,988
    7.80%, 3/1/2030.........................................................                         2,655,000      2,797,043
Ohio Water Development Authority, Revenue:
  (Fresh Water):
    5.90%, 12/1/2015 (Insured; AMBAC).......................................                         4,650,000      4,784,339
    5.90%, 12/1/2021 (Insured; AMBAC).......................................                         2,500,000      2,562,150
  Pollution Control Facilities:
    (Cleveland Electric Illuminating Project) 8%, 10/1/2023.................                         5,800,000      5,959,326
    (Ohio Edison) 8.10%, 10/1/2023..........................................                         3,700,000      3,931,324
    (Pennsylvania Power Co. Project) 8.10%, 9/1/2018........................                         2,000,000      2,091,280
  Refunding:
    (Ohio Edison) 7.625%, 7/1/2023..........................................                         5,000,000      5,262,950
    (Toledo Edison Co.):
      7.55%, 6/1/2023.......................................................                         2,000,000      2,068,400
      8%, 10/1/2023.........................................................                         3,635,000      3,776,074
Ottawa County, Sanitary Sewer Systems Special Assessment
  (Portage-Catawba Island Sewer Project) 7%, 9/1/2011 (Insured; AMBAC)......                         1,000,000      1,120,540
Shelby County, Hospital Facilities Revenue, Refunding and Improvement
  (The Shelby County Memorial Hospital Association) 7.70%, 9/1/2018.........                         2,500,000      2,686,650
Solon 6.50%, 12/1/2016......................................................                         1,390,000      1,509,526
South Euclid, Recreation Facilities 7%, 12/1/2011...........................                         2,285,000      2,497,985
South Western City School District (Franklin and Pickway Counties)
  5%, 12/1/2013 (Insured; MBIA).............................................                         2,825,000      2,659,257
Southwest Regional Water District, Water Revenue:
  6%, 12/1/2015 (Insured; MBIA).............................................                         1,600,000      1,660,576
  6%, 12/1/2020 (Insured; MBIA).............................................                         1,250,000      1,288,538
Springboro Community City School District, Refunding
  5.10%, 12/01/2023 (Insured; AMBAC)........................................                         6,000,000      5,627,640

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                   OCTOBER 31,1996 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ---------      ---------
Ohio (continued)

Student Loan Funding Corp.:
  Student Loan Revenue, Refunding 7.20%, 8/1/2003...........................                    $    3,115,000    $ 3,354,917
  Student Loan Senior Subordinated Revenue 6.15%, 8/1/2010..................                         6,775,000      6,861,788
Sylvania City School District 5.75%, 12/1/2022 (Insured; FGIC)..............                         1,750,000      1,761,218
Toledo 5.625%, 12/1/2011 (Insured; AMBAC)...................................                         1,000,000      1,019,280
University of Cincinnati, COP 6.75%, 12/1/2009 (Insured; MBIA)..............                           750,000        830,430
University of Ohio, General Receipts 5%, 12/1/2018 (Insured; FGIC)..........                         1,250,000      1,148,888
Warren 7.75%, 11/1/2010 (Prerefunded 11/1/2000) (a).........................                         2,785,000      3,184,425
U.S. Related-2.7%
Puerto Rico Highway and Transportation Authority, Highway Revenue
  5.45%, 7/1/2007...........................................................                         5,500,000      5,438,345
Virgin Islands Public Finance Authority, Revenue Refunding
  Matching Fund Loan Notes 7.25%, 10/1/2018.................................                         2,200,000      2,357,608
                                                                                                                  -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $274,201,834).......................................................                                     $289,368,413
                                                                                                                 ============
Short-Term Municipal Investments-1.3%
Ohio-.4%
Twinsburg, IDR (United Stationers Supply Co.)
  VRDN 3.80%, (LOC; Pittsburgh National Bank) (b,c).........................                    $    1,000,000   $  1,000,000
U.S. Related-.9%
Puerto Rico Electric Power Authority, Revenue VRDN 3.56% (Insured; FSA) (c).                         1,000,000      1,000,000
Puerto Rico Government Development Bank, Refunding, VRDN
  3.30% (LOC; Credit Suisse) (b,c)..........................................                         1,700,000      1,700,000
                                                                                                                  -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $3,700,000).........................................................                                     $  3,700,000
                                                                                                                 ============
TOTAL INVESTMENTS-100.0%
  (cost $277,901,834).......................................................                                     $293,068,413
                                                                                                                 ============



PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue



Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               --------                       -----------------          ----------------------

AAA                                Aaa                            AAA                               48.1%
AA                                 Aa                             AA                                 9.0
A                                  A                              A                                 19.9
BBB                                Baa                            BBB                               13.6
BB                                 BB                             BB                                 6.2
F1                                 MIG1                           SP1                                 .9
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                       2.3
                                                                                                   ------
                                                                                                   100.0%
                                                                                                  ========


Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. (b) Secured by letters of credit. (c) Security payable on demand. The interest rate, which is subject to change, is based upon prime rates or an index of market interest rates. (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poors have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF ASSETS AND LIABILITIES                               OCTOBER 31, 1996 (UNAUDITED)
                                                                                                     Cost                Value
                                                                                                  ---------            ---------

ASSETS:                          Investments in securities-See Statement of Investments           $277,901,834      $293,068,413
                                 Cash.......................................                                              16,356
                                 Receivable for shares of Beneficial Interest subscribed                                  55,657
                                 Interest receivable........................                                           5,324,185
                                 Prepaid expenses...........................                                               4,495
                                                                                                                    -------------
                                                                                                                     298,469,106
                                                                                                                    -------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           147,302
                                 Due to Distributor.........................                                              18,008
                                 Payable for investment securities purchased                                           1,370,228
                                 Payable for shares of Beneficial Interest redeemed                                      182,896
                                 Accrued expenses...........................                                              83,835
                                                                                                                    -------------
                                                                                                                       1,802,269
                                                                                                                    -------------
NET ASSETS..................................................................                                        $296,666,837
                                                                                                                    =============
REPRESENTED BY:                  Paid-in capital............................                                         $279,281,958
                                 Accumulated net realized gain (loss) on investments                                    2,218,300
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                                  15,166,579
                                                                                                                    -------------
NET ASSETS..................................................................                                         $296,666,837
                                                                                                                    =============



                                                                                   NET ASSET VALUE PER SHARE
                                                                                  ---------------------------


                                                                           Class A          Class B            Class C
                                                                           ----------       ----------        ---------

Net Assets..................................................              $253,538,038     $42,979,936         $148,863
Shares Outstanding..........................................                19,734,275      3,344,188            11,577
NET ASSET VALUE PER SHARE...................................                    $12.85         $12.85            $12.86
                                                                           ===========     ==========        ===========



SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF OPERATIONS                                             SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $  9,454,504
EXPENSES:                        Management fee-Note 2(a)...................                   $   818,640
                                 Shareholder servicing costs-Note 2(c)......                       469,308
                                 Distribution fees-Note 2(b)................                       103,593
                                 Professional fees..........................                        28,246
                                 Custodian fees.............................                        16,533
                                 Prospectus and shareholders' reports.......                        12,858
                                 Trustees' fees and expenses-Note 2(d)......                         1,874
                                 Registration fees..........................                         1,479
                                 Miscellaneous..............................                         6,704
                                                                                                 ----------
                                 .............    Total Expenses                                                       1,459,235
                                                                                                                      ----------
INVESTMENT INCOME-NET.......................................................                                           7,995,269
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                   $   489,410
                                 Net unrealized appreciation (depreciation) on investments       5,727,142
                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           6,216,552
                                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $14,211,821
                                                                                                                     ===========

SEE NOTES TO FINANCIAL STATEMENTS.



PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Six Months Ended
                                                                                         October 31, 1996         Year Ended
                                                                                            (Unaudited)          April 30, 1996
                                                                                          -------------          -------------
OPERATIONS:

  Investment income-net.................................................                 $    7,995,269          $  16,611,363
  Net realized gain (loss) on investments...............................                        489,410              6,261,292
  Net unrealized appreciation(depreciation) on investments..............                      5,727,142             (2,957,977)
                                                                                          -------------          -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations...                     14,211,821             19,914,678
                                                                                          -------------          -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares......................................................                    (6,977,819)            (14,787,880)
    Class B shares......................................................                    (1,015,981)             (1,823,448)
    Class C shares......................................................                        (1,469)                    (35)
  Net realized gain on investments:
    Class A shares......................................................                          __                (3,773,931)
    Class B shares......................................................                          __                  (523,745)
    Class C shares......................................................                          __                       (15)
                                                                                          -------------          -------------
      Total Dividends...................................................                    (7,995,269)            (20,909,054)
                                                                                          -------------          -------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares......................................................                      4,125,300              9,363,475
    Class B shares......................................................                      3,150,062              9,283,699
    Class C shares......................................................                        154,789                  1,000
  Dividends reinvested:
    Class A shares......................................................                      4,539,803             12,469,387
    Class B shares......................................................                        701,432              1,692,992
    Class C shares......................................................                          1,275                     48
  Cost of shares redeemed:
    Class A shares......................................................                   (18,106,414)            (36,740,008)
    Class B shares......................................................                    (2,221,529)             (2,982,178)
    Class C shares......................................................                       (10,071)                  __
                                                                                          -------------          -------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions               (7,665,353)             (6,911,585)
                                                                                          -------------          -------------
        Total Increase (Decrease) in Net Assets.........................                    (1,448,801)             (7,905,961)
NET ASSETS:
  Beginning of Period...................................................                    298,115,638             306,021,599
                                                                                          -------------          -------------
  End of Period.........................................................                   $296,666,837           $298,115,638
                                                                                         ==============          ==============



SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                     ----------------------------------------
                                                                                      Six Months Ended
                                                                                      October 31, 1996            Year Ended
                                                                                        (Unaudited)             April 30, 1996
                                                                                    -------------------      -----------------
CAPITAL SHARE TRANSACTIONS:
  Class A
  --------

  Shares sold..............................................................                     326,335                724,402
  Shares issued for dividends reinvested...................................                     357,961                964,492
  Shares redeemed..........................................................                 (1,431,259)            (2,853,615)
                                                                                      -----------------        ---------------
                                 Net Increase (Decrease) in Shares Outstanding                (746,963)            (1,164,721)
                                                                                      =================        ===============
  Class B
  --------
  Shares sold..............................................................                     248,738                718,846
  Shares issued for dividends reinvested...................................                      55,276                130,834
  Shares redeemed..........................................................                   (175,694)               (230,753)
                                                                                      -----------------        ---------------
                                 Net Increase (Decrease) in Shares Outstanding                  128,320                618,927
                                                                                      =================        ===============
  Class C*
  ----------
  Shares sold..............................................................                      11,467                     79
  Shares issued for dividends reinvested...................................                         100                      3
  Shares redeemed..........................................................                        (72)                      _
                                                                                      -----------------        ---------------
                                 Net Increase (Decrease) in Shares Outstanding                  11,495                      82
                                                                                      =================        ===============

*From August 15, 1995 (commencement of initial offering) to April 30, 1996.


SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Class A Shares
                                                -------------------------------------------------------------------------------
                                                 Six Months Ended
                                                 October 31, 1996                       Year Ended April 30,
                                                                     ----------------------------------------------------------
PER SHARE DATA:                                     (Unaudited)      1996         1995         1994         1993          1992
                                                  --------------     -----       ------       ------       ------        ------

    Net asset value, beginning of period..             $12.58       $12.62       $12.70       $13.09       $12.35        $12.00
                                                       ------       ------       ------       ------       ------        ------
    Investment Operations:
    Investment income-net.................                .35          .71          .73          .74          .77           .80
    Net realized and unrealized gain (loss)
      on investments......................                .27          .14         (.05)        (.36)         .81          .36
                                                       ------       ------       ------       ------       ------        ------
    Total from Investment Operations......                .62          .85          .68          .38         1.58         1.16
                                                       ------       ------       ------       ------       ------        ------
    Distributions:
    Dividends from investment income-net..               (.35)        (.71)        (.73)       (.74)        (.77)        (.80)
    Dividends from net realized gain on investments        .-         (.18)        (.03)       (.03)        (.07)        (.01)
                                                       ------       ------       ------       ------       ------        ------
    Total Distributions...................               (.35)        (.89)        (.76)       (.77)        (.84)        (.81)
                                                       ------       ------       ------       ------       ------        ------
    Net asset value, end of period........             $12.85       $12.58       $12.62      $12.70        $13.09      $12.35
                                                       ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN(1)................             9.86%(2)       6.77%        5.63%      2.78%        13.24%        9.97%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets             .91%(2)        .89%         .92%       .81%          .70%         .52%
    Ratio of net investment income
      to average net assets...............             5.45%(2)       5.49%        5.84%      5.57%         6.03%        6.53%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 -           .-           .01%       .12%          .23%        .41%
    Portfolio Turnover Rate...............            13.82%(3)     43.90%        39.53%      7.73%         6.08%      13.68%
    Net Assets, end of period (000's Omitted)          $253,538   $257,639      $273,225   $293,706     $295,564     $243,074
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          Class B Shares
                                                                ----------------------------------------------------------------
                                                               Six Months Ended
                                                               October 31, 1996             Year Ended April 30,
                                                                                  ----------------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996         1995         1994       1993(1)
                                                                  -----------    -------      -------       -------     -------

    Net asset value, beginning of period.........                    $12.59       $12.63       $12.71       $13.09       $12.69
                                                                    --------      -------      -------      -------     -------
    Investment Operations:
    Investment income-net........................                       .31          .64          .66          .66          .20
    Net realized and unrealized gain (loss)
      on investments.............................                       .26          .14        (.05)         (.35)         .40
                                                                    --------      -------      -------      -------     -------
    Total from Investment Operations.............                       .57          .78          .61          .31          .60
                                                                    --------      -------      -------      -------     -------
    Distributions:
    Dividends from investment income-net.........                      (.31)        (.64)        (.66)        (.66)       (.20)
    Dividends from net realized gain on investments                     .-          (.18)        (.03)        (.03)         .-
                                                                    --------      -------      -------      -------     -------
    Total Distributions..........................                      (.31)        (.82)        (.69)        (.69)       (.20)
                                                                    --------      -------      -------      -------     -------
    Net asset value, end of period...............                    $12.85       $12.59       $12.63       $12.71      $13.09
                                                                    =======       =======     ======       ========    ========
TOTAL INVESTMENT RETURN(2).......................                    9.14%(3)      6.19%        5.06%        2.24%     16.36%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                    1.43%(3)      1.42%        1.44%        1.38%      1.17%(3)
    Ratio of net investment income
      to average net assets......................                    4.92%(3)      4.94%        5.29%        4.89%      4.62%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                        -           .-          .01%        .10%        .13%(3)
    Portfolio Turnover Rate......................                   13.82%(4)     43.90%       39.53%       7.73%        6.08%
    Net Assets, end of period (000's Omitted)....                     $42,980    $40,476      $32,797     $27,657       $8,482
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                         Class C Shares
                                                                                            --------------------------------------
                                                                                           Six Months Ended
                                                                                           October 31, 1996         Year Ended
PER SHARE DATA:                                                                              (Unaudited)         April 30, 1996(1)
                                                                                              ---------          ----------------

    Net asset value, beginning of period................................                       $12.59                 $12.68
                                                                                              --------                -------
    Investment Operations:
    Investment income-net...............................................                          .30                    .43
    Net realized and unrealized gain (loss)
      on investments....................................................                         .27                     .09
                                                                                              --------                -------
    Total from Investment Operations....................................                         .57                    .52
                                                                                              --------                -------
    Distributions:
    Dividends from investment income-net................................                        (.30)                  (.43)
    Dividends from net realized gain on investments.....................                         .-                    (.18)
                                                                                              --------                -------
    Total Distributions.................................................                        (.30)                  (.61)
                                                                                              --------                -------
    Net asset value, end of period......................................                      $12.86                 $12.59
                                                                                             ========               =========
TOTAL INVESTMENT RETURN(2)..............................................                     9.05%(3)               5.66%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                     1.68%(3)               1.63%(3)
    Ratio of net investment income
      to average net assets.............................................                     4.57%(3)               4.66%(3)
    Portfolio Turnover Rate.............................................                    13.82%(4)                43.90%
    Net Assets, end of period (000's Omitted)...........................                        $149                     $1
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Ohio Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, and interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended October 31, 1996.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $149 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $103,352 was charged to the Fund for the Class B shares and $241 was charged to the Fund for the Class C shares.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $320,353, $51,676 and $80 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $66,633 during the period ended October 31, 1996.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $39,926,845 and $48,155,406, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $15,166,579, consisting of $15,555,506 gross unrealized appreciation and $388,927 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL
BOND FUND, OHIO SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER
AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       057/619SA9610
[lion2hres logo]
Semi-Annual Report
Premier State
Municipal Bond Fund
Ohio Series
October 31, 1996

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to provide you with this report on the Premier State Municipal Bond Fund - Pennsylvania Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 4.62% for Class A shares, 4.35% for Class B shares and 4.13% for Class C shares.* Income dividends exempt from Federal and Pennsylvania State personal income taxes of approximately $.427 for Class A shares, $.385 for Class B shares and $.350 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 4.91%, 4.64% and 4.22% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

    Over the last few months, the supply of new issue Pennsylvania paper has been rather light. This has created a lack of secondary supply, from which the Series has traditionally purchased undervalued bonds. Even though the supply has been light, the Series has still been able to buy some undervalued securities, while selling bonds which had achieved our price goals. The Pennsylvania supply will probably not improve until early 1997, when we expect larger Pennsylvania issues to be sold.

    Municipals remained undervalued when compared to the taxable fixed income market because the demand for municipals declined as the market improved. This was especially true of the long maturity end where the bulk of new issue supply has traditionally been issued. If the fixed income markets continue to improve, demand for long municipals should continue to decline. The intermediate maturity range should continue to see price improvement because demand has outstripped supply.

THE PORTFOLIO

    With a light Pennsylvania supply, the Series has been slowly selling slight discounts with short calls and low yields, while purchasing modest premiums that have higher yields, produce more income and are more defensive. Since interest rates have had a significant decline, the Series is slowly becoming more defensive. If interest rates continue to decline the Series would remain defensive. If interest rates were to suddenly rise, the Series would be in a good position to capitalize on a weak market and purchase bonds which would be significantly undervalued because of a declining market environment.

    As interest rates have declined, lower-rated issues have become very expensive and the risk versus reward relationship no longer favors this type of security. The Series has taken advantage of this current market condition by selling lower-rated, less liquid issues while purchasing higher-rated securities which are traditionally more liquid. This strategy will give it the flexibility to quickly react if the market were to deteriorate. The Series has not sacrificed income, because it has purchased housing and other types of insured bonds at equivalent yields. These credits usually require a lot of research and are difficult to find, but we feel they produce a very high level of income without the credit risk which is usually associated with higher yielding bonds.

    Included in this report is a series of detailed statements about your Serie's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 15, 1996 New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some State and local tax for non-Pennsylvania residents. Capital gain distributions may be subject to Federal, State and local taxes.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS                                       OCTOBER 31, 1996 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments-94.2%                                                               Amount           Value
                                                                                                  -----------      ----------
Pennsylvania-86.4%

Albert Gallatin Area School District 6.30%, 9/1/2024 (Insured; MBIA)........                    $    3,050,000    $ 3,232,177
Allegheny County Higher Educational Building Authority, University Revenue
  (Duquesne University Project) 5%, 3/1/2021 (Insured; AMBAC)...............                         2,000,000      1,842,700
Allegheny County Industrial Development Authority, Revenue:
  Commercial Development, Refunding
    (Kaufmann Medical Office Building) 6.80%, 3/1/2015 (Insured; MBIA)......                         3,500,000      3,861,690
  Medical Center, Refunding (Presbyterian Medical Center of
    Oakmont Pennsylvania, Inc.) 6.75%, 2/1/2026 (Insured; FHA)..............                         1,925,000      1,996,918
Allegheny County Residential Finance Authority, SFMR:
  7.40%, 12/1/2022..........................................................                         1,945,000      2,060,552
  7.95%, 6/1/2023...........................................................                         1,375,000      1,452,523
Beaver County Industrial Development Authority, PCR, Refunding:
  (Ohio Edison Project) 7.75%, 9/1/2024.....................................                         3,150,000      3,305,043
  (Pennsylvania Power Company Mansfield Project) 7.15%, 9/1/2021............                         3,000,000      3,113,820
Berks County Municipal Authority, Revenue
  (Phoebe Berks Village, Inc. Project) 8.25%, 5/15/2022.....................                         2,445,000      2,584,243
Bethlehem Area School District
  6%, 3/1/2016 (Insured; MBIA)..............................................                         1,000,000      1,029,780
Bethlehem Authority, Water Revenue, Refunding
  5.20%, 11/15/2021 (Insured; MBIA).........................................                         8,350,000      7,823,032
Blair County Hospital Authority, Revenue (Altoona Hospital Project)
  6.375%, 7/1/2013 (Insured; AMBAC).........................................                         5,000,000      5,307,100
Bradford County Industrial Development Authority, SWDR
  (International Paper Company Projects) 6.60%, 3/1/2019....................                         3,250,000      3,419,943
Butler County Hospital Authority, Refunding:
  HR (Butler Memorial Hospital) 5.25%, 7/1/2016 (Insured; FSA)..............                         1,500,000      1,418,130
  Revenue, Health Center (Saint Francis Health Care Project) 6%, 5/1/2008...                         1,860,000      1,907,393
Cambria County Industrial Development Authority, RRR
  (Cambria Cogen Project):
    7.75%, 9/1/2019, Series F-1 (LOC; Fuji Bank) (a)........................                         1,750,000      1,830,780
    7.75%, 9/1/2019, Series F-2 (LOC; Fuji Bank) (a)........................                         2,750,000      2,876,940
Delaware County Authority, Revenue
  (Elwyn Inc. Project) 8.35%, 6/1/2015......................................                         4,300,000      4,699,470
Delaware Valley Regional Finance Authority, Local Government Revenue
  6%, 4/15/2026 (Insured; AMBAC)............................................                         4,060,000      4,167,346
Lancaster County Hospital Authority, Revenue, Refunding
  (Health Center - Masonic Homes Project)
  5%, 11/15/2020 (Insured; AMBAC)...........................................                         1,625,000      1,474,119
Lawrence County 4.875%, 8/1/2010 (Insured; FGIC)............................                         3,890,000      3,687,837
Lehigh County General Purpose Authority, Revenue:
  Hospital (Saint Luke's Hospital Bethlehem) 6.25%, 7/1/2022 (Insured; AMBAC)                        10,000,000    10,402,900
  Refunding (Ceder Crest College) 6.65%, 4/1/2017...........................                          2,500,000     2,518,500

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                          OCTOBER 31, 1996 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                 ----------        ----------
Pennsylvania (continued)

Lehigh County General Purpose Authority, Revenue (continued):
  (Wiley House):
    8.75%, 11/1/2014........................................................                    $    3,785,000    $ 3,937,876
    9.50%, 11/1/2016........................................................                         2,000,000      2,147,660
Lehigh County Industrial Development Authority, PCR, Refunding
  (Pennsylvania Power and Light Company Project)
  6.40%, 11/1/2021 (Insured; MBIA)..........................................                         6,610,000      7,054,721
Luzerne County Industrial Development Authority, Exempt Facilities Revenue, Refunding
  (Pennsylvania Gas and Water Company Project) 7.125%, 12/1/2022............                         4,000,000      4,243,920
Meadville 5.25%, 10/1/2025 (Insured; AMBAC).................................                         3,155,000      2,978,225
Montgomery County 6.10%, 10/15/2025.........................................                         5,000,000      5,106,100
Montgomery County Higher Educational and Health Authority:
  HR (Abington Memorial Hospital) 5.125%, 6/1/2014 (Insured; AMBAC).........                         3,000,000      2,841,750
  Revenue:
    First Mortgage (Montgomery Income Project) 10.50%, 9/1/2020.............                         2,965,000      3,214,238
    (Northwestern Corporation) 8.375%, 6/1/2009.............................                         2,685,000      2,899,075
Montgomery County Industrial Development Authority, RRR
  7.50%, 1/1/2012 (LOC; Banque Paribas) (a).................................                        11,715,000     12,592,688
Norristown Municipal Waste Authority, Sewer Revenue
  5.125%, 11/15/2023 (Insured; FGIC)........................................                         6,400,000      5,874,880
Northampton County Industrial Development Authority, PCR, Refunding
  (Bethlehem Steel) 7.55%, 6/1/2017.........................................                         5,700,000      5,948,862
Pennsylvania:
  6.60%, 11/1/2011..........................................................                         5,000,000      5,375,350
  5%, 9/1/2013..............................................................                         5,500,000      5,197,280
  COP, Refunding 5%, 7/1/2015 (Insured; AMBAC)..............................                         1,335,000      1,233,420
Pennsylvania Convention Center Authority, Revenue, Refunding
  6.75%, 9/1/2019...........................................................                         3,595,000      3,877,208
Pennsylvania Economic Development Financing Authority:
  Exempt Facilities Revenue (Macmillan Ltd. Partnership Project) 7.60%, 12/1/2020                    3,500,000      3,904,110
  RRR (Northampton Generating Project):
    6.40%, 1/1/2009.........................................................                         2,500,000      2,472,725
    6.50%, 1/1/2013.........................................................                         6,500,000      6,392,165
  Wastewater Treatment Revenue (Sun Co. Inc. - R and M Project) 7.60%, 12/1/2024                     4,240,000      4,729,042
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue
  7.05%, 10/1/2016 (Insured; AMBAC).........................................                         2,500,000      2,677,925
Pennsylvania Higher Educational Facilities Authority, College and University
Revenue
  Refunding (Dequesne University) 7%, 4/1/2010 (Insured; MBIA)..............                         2,000,000      2,180,200
Pennsylvania Housing Finance Agency:
  6.50%, 7/1/2023...........................................................                         2,750,000      2,845,150
  Single Family Mortgage:
    6.85%, 4/1/2016 (Insured; FHA)..........................................                         3,700,000      3,922,111

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                          OCTOBER 31, 1996 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount             Value
                                                                                                ----------          ----------
Pennsylvania (continued)

Pennsylvania Housing Finance Agency (continued):
  Single Family Mortgage (continued):
    7.875%, 10/1/2020.......................................................                    $    1,435,000    $ 1,498,370
    6.90%, 4/1/2025.........................................................                         6,250,000      6,576,313
Philadelphia:
  5%, 5/15/2020 (Insured; MBIA).............................................                         2,250,000      2,073,195
  Gas Works Revenue:
    5.25%, 8/1/2024 (Insured; FSA)..........................................                         5,000,000      4,704,350
    6.375%, 7/1/2026 (Insured; CMAC)........................................                         6,885,000      7,268,563
  Water and Wastewater Revenue:
    Refunding 5.50%, 6/15/2007 (Insured; MBIA)..............................                         4,155,000      4,281,146
    Refunding 5.625%, 6/15/2008 (Insured; FSA)..............................                         5,000,000      5,198,800
    6.25%, 8/1/2010 (Insured; MBIA).........................................                         2,730,000      2,993,309
    Refunding 5.25%, 6/15/2023 (Insured; MBIA)..............................                        15,255,000     14,309,495
Philadelphia Hospital and Higher Education Facilities Authority:
  HR:
    (Albert Einstein Medical Center) 7%, 10/1/2021..........................                         1,500,000      1,585,965
    (Refunding - Children's Hospital) 5%, 2/15/2021 (Insured; MBIA).........                         5,000,000      4,502,900
    (Refunding - Temple University Hospital) 6.625%, 11/15/2023.............                         4,750,000      4,952,968
  Revenue (Northwestern Corporation) 8.375%, 6/1/2009.......................                         1,885,000      2,024,622
Philadelphia School District, Refunding 6.25%, 9/1/2009 (Insured; AMBAC)....                         2,000,000      2,187,820
Pittsburgh Urban Redevelopment Authority:
  Mortgage Revenue:
    7.05%, 4/1/2023.........................................................                         1,785,000      1,854,954
    (Refunding - Sidney Square Project) 6.65%, 9/1/2028.....................                         3,350,000      3,408,625
  Single Family Mortgage  7.40%, 4/1/2024...................................                           860,000        899,698
Schuylkill County Industrial Development Authority, Refunding:
  First Mortgage Revenue (Valley Health Concerns) 8.75%, 3/1/2012...........                         2,500,000      2,637,575
  RRR (Schuylkill Energy Resources Inc.) 6.50%, 1/1/2010....................                         1,840,000      1,777,845
Upper Merion Municipal Utility Authority, Sewer Revenue, Refunding
  6%, 8/15/2016.............................................................                         2,725,000      2,804,951
Washington County Industrial Development Authority, Revenue, Refunding
  (Presbyterian Medical Center) 6.75%, 1/15/2023 (Insured; FHA).............                         3,000,000      3,107,849
U.S. Related-7.8%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         4,500,000      4,634,954
Guam Government 5.375%, 11/15/2013..........................................                         4,000,000      3,737,399
Puerto Rico Highway and Transportation Authority,
  Highway Revenue
  5.40%, 7/1/2006...........................................................                        10,000,000     9,932,499
Puerto Rico Public Buildings Authority, Guaranteed Public Education and Health
  Facilities, Refunding 5.70%, 7/1/2009.....................................                         5,000,000      5,131,749
                                                                                                                 ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $274,504,166)...................                                     $283,745,531
                                                                                                                 =============

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                     OCTOBER 31, 1996 (UNAUDITED)
                                                                                                   Principal
Short-Term Municipal Investments-5.8%                                                               Amount           Value
                                                                                                   ---------       ---------
Pennsylvania-3.9%

Montgomery County Higher Education and Health Authority, HR, VRDN
  3.50% (Insured; AMBAC) (b)................................................                    $    2,380,000    $ 2,380,000
Pennsylvania Energy Development Authority, Energy Development Revenue
  (B and W Ebensburg Project) 3.60% (LOC; Swiss Bank Corporation) (a,b).....                         4,150,000      4,150,000
Pennsylvania Higher Educational Assistance Agency, Student Loan Revenue, VRDN
  3.60% (LOC; Sallie Mae) (a,b).............................................                         1,000,000      1,000,000
Philadelphia Regional Port Authority, LR, Refunding
  3.50% (Insured; MBIA) (c).................................................                         1,000,000      1,000,000
Schuylkill County Industrial Development Authority, VRDN, Revenue:
  (Pine Grove Landfill Inc.) 3.60% (LOC; Meridian Bankcorp. Inc.) (a,b).....                         1,100,000      1,100,000
  Resource Recovery (Westwood Energy Property Project) 3.60% (LOC; Fuji Bank Ltd.) (a,b)             2,000,000      2,000,000
U.S. Related-1.9%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
  3.75% (LOC; Credit Suisse) (a,b)..........................................                         5,750,000       5,750,000
                                                                                                                 ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $17,380,000)...................                                      $ 17,380,000
                                                                                                                 =============
TOTAL INVESTMENTS-100% (cost $291,884,166)..................................                                      $301,125,531
                                                                                                                 =============


PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
CMAC          Capital Market Assurance Corporation               MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR      Pollution Control Revenue
FHA           Federal Housing Administration                     RRR      Resources Recovery Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Note


Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               --------                       -----------------          --------------------

AAA                                Aaa                            AAA                               45.7%
AA                                 Aa                             AA                                 8.4
A                                  A                              A                                 15.6
BBB                                Baa                            BBB                               13.5
F1                                 MIG1/P1                        SP1/A1                             5.4
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     11.4
                                                                                                   -------
                                                                                                   100.0%
                                                                                                  =========


Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an of market interest rates.
    (c) Inverse Floater Security-the interest rate is subject to change periodically.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

    SEE NOTES TO FINANCIAL STATEMENTS.



PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                   OCTOBER 31, 1996 (UNAUDITED)
                                                                                                    Cost              Value
                                                                                                  -----------        ---------

ASSETS:                          Investments in securities-See Statement of Investments          $291,884,166      $301,125,531
                                 Interest receivable........................                                          5,574,574
                                 Receivable for investment securities sold..                                          2,693,209
                                 Receivable for shares of Beneficial Interest subscribed                                 15,659
                                 Prepaid expenses...........................                                             11,386
                                                                                                                  -------------
                                                                                                                    309,420,359
                                                                                                                  -------------
LIABILITIES:                     Due to The Dreyfus Corporation.............                                           132,774
                                 Due to Distributor.........................                                            91,098
                                 Cash overdraft due to Custodian............                                         4,707,080
                                 Payable for investment securities purchased                                        19,784,532
                                 Payable for shares of Beneficial Interest redeemed                                    177,009
                                 Accrued expenses...........................                                            25,173
                                                                                                                  -------------
                                                                                                                    24,917,666
                                                                                                                  -------------
NET ASSETS..................................................................                                      $284,502,693
                                                                                                                 ==============
REPRESENTED BY:                  Paid-in capital............................                                      $272,198,803
                                 Accumulated net realized gain (loss) on investments                                 3,062,525
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 3......................                                         9,241,365
                                                                                                                  -------------
NET ASSETS..................................................................                                      $284,502,693
                                                                                                                 ==============



                                                                                NET ASSET VALUE PER SHARE
                                                                              --------------------------------


                                                                           Class A               Class B            Class C
                                                                        ---------------        -------------      ------------
-------

Net Assets..................................................             $211,990,323         $72,480,373           $31,997
Shares Outstanding..........................................               12,863,614           4,399,838             1,943
NET ASSET VALUE PER SHARE...................................                   $16.48              $16.47            $16.47
                                                                        =============        =============     ============



SEE NOTES TO FINANCIAL STATEMENTS.



PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF OPERATIONS                                           SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $  8,823,019
EXPENSES:                        Management fee-Note 2(a)...................                    $   792,037
                                 Shareholder servicing costs-Note 2(c)......                        482,604
                                 Distribution fees-Note 2(b)................                        181,917
                                 Custodian fees.............................                         15,569
                                 Professional fees..........................                         13,358
                                 Prospectus and shareholders' reports.......                         10,562
                                 Trustees' fees and expenses-Note 2(d)......                          1,582
                                 Registration fees..........................                            958
                                 Miscellaneous..............................                          3,571
                                                                                                  ----------
                                     Total Expenses.........................                                         1,502,158
                                                                                                                     ----------
INVESTMENT INCOME-NET.......................................................                                         7,320,861
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                      $1,151,399
                                 Net unrealized appreciation (depreciation) on investments         4,262,366
                                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         5,413,765
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $12,734,626
                                                                                                                     ===========




SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                      October 31, 1996             Year Ended
                                                                                        (Unaudited)              April 30, 1996
                                                                                     ---------------            ---------------
OPERATIONS:

    Investment income-net..................................................            $    7,320,861           $  15,026,178
    Net realized gain (loss) on investments................................                 1,151,399               3,624,514
    Net unrealized appreciation(depreciation) on investments...............                 4,262,366               2,233,089
                                                                                     ---------------            ---------------
          Net Increase (Decrease) in Net Assets Resulting from Operations..                12,734,626              20,883,781
                                                                                     ---------------            ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.......................................................               (5,612,555)             (11,560,546)
      Class B shares.......................................................               (1,707,761)               (3,465,577)
      Class C shares.......................................................                     (545)                      (55)
    Net realized gain on investments:
      Class A shares.......................................................                    __                   (3,548,917)
      Class B shares.......................................................                    __                   (1,187,046)
      Class C shares.......................................................                    __                          (17)
                                                                                     ---------------            ---------------
          Total Dividends..................................................               (7,320,861)              (19,762,158)
                                                                                     ---------------            ---------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares....................................................                    3,260,380                20,084,706
      Class B shares...................................................                     1,681,844                 6,829,157
      Class C shares......................................................                     10,011                    21,000
    Dividends reinvested:
      Class A shares.......................................................                 2,916,971                 8,442,622
      Class B shares.......................................................                 1,055,226                 2,978,350
      Class C shares.......................................................                       460                       73
    Cost of shares redeemed:
      Class A shares.......................................................              (15,021,976)              (32,654,140)
      Class B shares.......................................................               (4,247,060)               (7,401,867)
                                                                                     ---------------            ---------------
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (10,344,144)               (1,700,099)
                                                                                     ---------------            ---------------
            Total Increase (Decrease) in Net Assets........................               (4,930,379)                 (578,476)
NET ASSETS:
    Beginning of Period....................................................              289,433,072               290,011,548
                                                                                     ---------------            ---------------
    End of Period..........................................................             $284,502,693              $289,433,072
                                                                                     ================            ==============

SEE NOTES TO FINANCIAL STATEMENTS.





PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares
                                                                                     ------------------------------------------
                                                                                     Six Months Ended
                                                                                      October 31, 1996           Year Ended
                                                                                        (Unaudited)            April 30, 1996
                                                                                     ---------------           -------------
CAPITAL SHARE TRANSACTIONS:
  Class A
  --------

  Shares sold...........................................................                   200,327                1,227,069
  Shares issued for dividends reinvested...................................                179,019                  508,499
  Shares redeemed..........................................................              (924,340)               (1,973,350)
                                                                                     ---------------           -------------
                                 Net Increase (Decrease) in Shares Outstanding           (544,994)                 (237,782)
                                                                                     ===============          ===============
  Class B
  ---------
  Shares sold..............................................................                103,751                   412,949
  Shares issued for dividends reinvested...................................                 64,799                   179,443
  Shares redeemed..........................................................              (261,163)                  (448,471)
                                                                                     ---------------           -------------
                                 Net Increase (Decrease) in Shares Outstanding             (92,613)                 143,921
                                                                                     ===============          ===============
  Class C*
  ----------
  Shares sold..............................................................                    613                     1,298
  Shares issued for dividends reinvested...................................                     28                         4
                                                                                     ---------------           -------------
                                 Net Increase (Decrease) in Shares Outstanding                 641                     1,302
                                                                                     ===============          ===============
    *From August 15, 1995 (commencement of initial offering) to April 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Class A Shares
                                                -------------------------------------------------------------------------------
                                                 Six Months Ended
                                                 October 31, 1996                       Year Ended April 30,
                                                                     ----------------------------------------------------------
PER SHARE DATA:                                     (Unaudited)      1996         1995         1994         1993          1992
                                                  --------------     -----       ------       ------       ------        ------

    Net asset value, beginning of period..             $16.17       $16.12       $16.01       $16.61       $15.73        $15.21
                                                       ------       ------       ------       ------       ------        ------
    Investment Operations:
    Investment income-net.................                .43          .87          .91         .95          1.02          1.06
    Net realized and unrealized gain (loss)
      on investments......................                .31          .32          .11        (.57)          .99           .56
                                                       ------       ------       ------       ------       ------        ------
    Total from Investment Operations......                .74         1.19         1.02         .38          2.01          1.62
                                                       ------       ------       ------       ------       ------        ------
    Distributions:
    Dividends from investment income-net..               (.43)        (.87)       (.91)        (.95)        (1.02)        (1.06)
    Dividends from net realized gain on investments        .-         (.27)        .-          (.03)         (.11)        (.04)
                                                       ------       ------       ------       ------       ------        ------
    Total Distributions...................               (.43)       (1.14)       (.91)       (.98)         (1.13)       (1.10)
                                                       ------       ------       ------       ------       ------        ------
    Net asset value, end of period........              $16.48      $16.17       $16.12      $16.01        $16.61       $15.73
                                                       ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN(1)................             9.16%(2)      7.46%        6.65%       2.17%        13.19%       10.97%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets             .91%(2)       .92%         .92%        .81%         .69%         .56%
    Ratio of net investment income
      to average net assets...............             5.22%(2)       5.28%        5.77%      5.61%        6.24%        6.75%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 -            -           .01%       .12%         .25%         .41%
    Portfolio Turnover Rate...............            28.74%(3)      52.69%       55.19%      7.21%        8.64%       38.97%
    Net Assets, end of period (000's Omitted)         $211,990     $216,802     $219,949   $235,619     $220,920     $158,437
    (1)  Exclusive of sales load.
    (2)  Annualized.
    (3)  Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Class B Shares
                                                                ----------------------------------------------------------------
                                                               Six Months Ended
                                                               October 31, 1996             Year Ended April 30,
                                                                                  ----------------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996         1995         1994       1993(1)
                                                                  -----------    -------      -------       -------     -------

    Net asset value, beginning of period.........                    $16.16       $16.11       $16.01       $16.60       $16.10
                                                                    --------      -------      -------      -------     -------
    Investment Operations:
    Investment income-net........................                       .38          .79          .83         .85           .26
    Net realized and unrealized gain (loss)
      on investments.............................                       .31          .32          .10        (.56)          .50
                                                                    --------      -------      -------      -------     -------
    Total from Investment Operations.............                       .69         1.11          .93         .29           .76
                                                                    --------      -------      -------      -------     -------
    Distributions:
    Dividends from investment income-net.........                      (.38)        (.79)       (.83)        (.85)         (.26)
    Dividends from net realized gain on investments                     .-          (.27)       .-           (.03)          .-
                                                                    --------      -------      -------      -------     -------
    Total Distributions..........................                      (.38)       (1.06)       (.83)        (.88)         (.26)
                                                                    --------      -------      -------      -------     -------
    Net asset value, end of period...............                    $16.47       $16.16       $16.11       $16.01       $16.60
                                                                    =======       =======     ======       ========    ========
TOTAL INVESTMENT RETURN(2).......................                   8.63%(3)       6.92%        6.02%        1.65%      16.39%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                   1.43%(3)       1.43%        1.44%        1.38%      1.14%(3)
    Ratio of net investment income
      to average net assets......................                   4.69%(3)       4.76%        5.22%        4.95%      4.90%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                       -            -          .01%          .10%       .15%(3)
    Portfolio Turnover Rate......................                  28.74%(4)      52.69%       55.19%        7.21%        8.64%
    Net Assets, end of period (000's Omitted)....                  $ 72,481      $72,610      $70,062      $59,057      $14,631
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                         Class C Shares
                                                                                            --------------------------------------
                                                                                           Six Months Ended
                                                                                           October 31, 1996         Year Ended
PER SHARE DATA:                                                                              (Unaudited)         April 30, 1996(1)
                                                                                              ---------          ----------------

    Net asset value, beginning of period................................                      $16.16                  $16.18
                                                                                             --------                 -------
    Investment Operations:
    Investment income-net...............................................                         .35                     .53
    Net realized and unrealized gain (loss)
      on investments....................................................                         .31                     .25
                                                                                             --------                 -------
    Total from Investment Operations....................................                         .66                     .78
                                                                                             --------                 -------
    Distributions:
    Dividends from investment income-net................................                       (.35)                   (.53)
    Dividends from net realized gain on investments.....................                        .-                     (.27)
                                                                                             --------                 -------
    Total Distributions.................................................                       (.35)                   (.80)
                                                                                             --------                 -------
    Net asset value, end of period......................................                      $16.47                   $16.16
                                                                                             ========                 =========
TOTAL INVESTMENT RETURN(2)..............................................                     8.19%(3)                6.71%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                     1.86%(3)                1.70%(4)
    Ratio of net investment income
      to average net assets.............................................                     4.19%(3)                4.46%(4)
    Portfolio Turnover Rate.............................................                    28.74%(4)                52.69%
    Net Assets, end of period (000's Omitted)...........................                       $32                      $21
    (1)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Pennsylvania Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended October 31, 1996.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $504 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $181,820 was charged to the Fund for the Class B shares and $97 was charged to the Fund for the Class C shares.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $269,075, $90,910 and $32 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $79,853 during the period ended October 31, 1996.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $87,902,194 and $78,919,400, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $9,241,365, consisting of $9,787,707 gross unrealized appreciation and $546,342 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments). PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES 200 Park Avenue New York, NY 10166 MANAGER The Dreyfus Corporation 200 Park Avenue New York, NY 10166 CUSTODIAN The Bank of New York 90 Washington Street New York, NY 10286 TRANSFER AGENT & DIVIDEND DISBURSING AGENT Dreyfus Transfer, Inc. P.O. Box 9671 Providence, RI 02940


Printed in U.S.A.                       058/620SA9610
[lion2hres logo]
Semi-Annual Report
Premier State
Municipal Bond Fund
Pennsylvania Series
October 31, 1996

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to provide you with this report on the Premier State Municipal Bond Fund - Texas Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 5.17% for Class A shares, 4.85% for Class B shares and 4.73% for Class C shares.* Income dividends exempt from Federal personal income taxes of approximately $.591 for Class A shares, $.537 for Class B shares and $.502 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.25%, 5.00% and 4.67% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

    Over the last few months, the supply of new issue Texas paper has been rather heavy. This has helped to create a good secondary supply from which the Series has traditionally purchased undervalued bonds. With a good secondary supply, the Series has been able to buy some undervalued securities while selling bonds which had achieved our goals. The Texas supply should remain healthy, thus the Series should be able to continue to find value in the secondary market.

    Municipals remained undervalued when compared to the taxable fixed income markets because the demand for municipals declined as the market improved. This was especially true of the long maturity end where the bulk of new issue supply has traditionally been issued. If the fixed income markets continue to improve, demand for long municipals should continue to decline. The intermediate maturity range should continue to see price improvement because demand has outstripped supply.

THE PORTFOLIO

     The Series has been slowly selling slight discounts with short calls and low yields, while purchasing modest premiums that have higher yields, produce more income and are more defensive. Since interest rates have had a significant decline, the Series is slowly becoming more defensive. If interest rates continue to decline the Series would remain defensive. If interest rates were to suddenly rise, the Series would be in a good position to capitalize on a weak market and purchase bonds which would be significantly undervalued because of a declining market environment.

     As interest rates have declined, lower-rated issues have become very expensive and the risk versus reward relationship no longer favors this type of security. The Series has taken advantage of this current market condition by selling lower-rated, less liquid issues while purchasing higher-rated securities which are traditionally more liquid. This strategy will give it the flexibility to quickly react if the market were to deteriorate. The Series has not sacrificed income because it has purchased housing and other types of insured bonds at equivalent yields. These credits usually require a lot of research and are difficult to find, but they produce a very high level of income without the credit risk which is usually associated with higher yielding bonds. Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation. Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 15, 1996
New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS                                                                            OCTOBER 31, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments-95.7%                                                                   Amount          Value
                                                                                                        ------         ------
Texas-93.4%

Alief Independent School District (Permanent School Fund Guaranteed) 5%, 2/15/2012                $  1,000,000   $    950,160
Allen Independent School District Building (Permanent School Fund Guaranteed)
  5.20%, 2/15/2021 (a)......................................................                         2,030,000      1,921,456
Amarillo Health Facilities Corp., HR (High Plains Baptist Hospital)
  6.562%, 1/3/2022 (Insured; FSA)...........................................                         4,500,000      4,749,570
Bexar County Health Facilities Development Corp., HR Refunding
  (Baptist Memorial Hospital System Project) 6.625%, 2/15/2011 (Insured; MBIA)                       2,690,000      2,947,836
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding
  6.80%, 12/1/2004..........................................................                           850,000        924,749
Carrollton Farmers Branch Independent School District
  (Permanent School Fund Guaranteed) 5%, 2/15/2017..........................                         3,300,000      3,086,127
Clear Creek Independent School District (Permanent School Fund Guaranteed)
  4.25%, 2/1/2013...........................................................                         1,575,000      1,325,347
Clint Independent School District, Refunding (Permanent School Fund
Guaranteed)
  7%, 3/1/2015..............................................................                           750,000        799,162
Dallas-Fort Worth Regional Airport, Joint Revenue
  6.625%, 11/1/2021 (Insured; FGIC).........................................                         1,250,000      1,329,050
Dripping Springs Independent School District (Permanent School Fund
Guaranteed)
  6%, 8/15/2021.............................................................                         1,900,000      1,927,683
El Paso Housing Authority, Multi-Family Revenue
  (Section 8 Projects) 6.25%, 12/1/2009.....................................                         2,510,000      2,572,072
Grape Creek-Pulliam Independent School District
  Public Facility Corp., School Facility Lease Revenue
  7.25%, 5/15/2021................................................................                   2,200,000      2,223,188
Grapevine-Colleyville Independent School District (Permanent School Fund
Guaranteed)
  5.125%, 8/15/2022...............................................................                   3,000,000      2,808,450
Gulf Coast Waste Disposal Authority, SWDR
  (Champion International Corp. Project) 7.25%, 4/1/2017..........................                   1,000,000      1,061,130
Gunter Independent School District, Refunding (Permanent School Fund
Guaranteed)
  6.05%, 8/15/2026................................................................                   1,020,000      1,030,771
Harris County (Toll Road) Senior Lien 6.375%, 8/15/2024 (Insured; MBIA)...........................   3,000,000      3,237,600
Harris County Health Facilities Development Corp., Health Care System Revenue
  (Sisters of Charity) 7.10%, 7/1/2021......................................                         1,000,000      1,080,710
Houston:
  Refunding 7%, 3/1/2008....................................................                         2,000,000      2,307,980
  Water and Sewer System Revenue, Refunding (Junior Lien)
    5.25%, 12/1/2025 (Insured; FGIC)........................................                         3,000,000      2,852,040
Keller Independent School District,
  Unlimited Tax School Building and Refunding (Permanent School Fund
Guaranteed)
  5.125%, 8/15/2025.........................................................                         3,900,000      3,633,669

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1996 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ------         ------
Texas (continued)
Leander 6.75%, 8/15/2016....................................................                      $  2,325,000   $  2,427,974
Leon County, PCR, Refunding (Nucor Corp. Project) 7.375%, 8/1/2009..........                           750,000        825,383
Matagorda County Navigation District No. 1, PCR
  (Collateralized Houston Lighting and Power) 7.875%, 2/1/2019..............                           500,000        527,585
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue
  (Woodlands Medical Center Project) 8.85%, 8/15/2014.......................                           575,000        620,293
North Texas Higher Education Authority, Inc., Student Loan Revenue
  7.25%, 4/1/2003 (Insured; AMBAC)..........................................                         1,000,000      1,059,370
Pearsall Independent School District, Refunding (Permanent School Fund
Guaranteed)
  5.25%, 2/15/2025..........................................................                           895,000        851,315
Port of Bay City Authority, Matagorda County Revenue
  (Hoechst Celanese Corp. Project) 6.50%, 5/1/2026..........................                         3,500,000      3,615,955
Red River Authority, PCR
  (Hoechst Celanese Corp. Project) 6.875%, 4/1/2017.........................                         4,100,000      4,396,922
Southwest Higher Education Authority, Inc., Higher Education Revenue
  (Southern Methodist University Project) 5.125%, 10/1/2026 (Insured; FSA)..                         1,000,000        930,700
Texas (Veterans Housing Assistance) 6.80%, 12/1/2023........................                         3,000,000      3,110,730
Texas Department Housing and Community Affairs, MFHR
  (Harbors and Plumtree) 6.35%, 7/1/2016 (b)................................                         1,300,000      1,303,042
Texas Higher Education Coordinating Board, College Student Loan Revenue
  7.30%, 10/1/2003..........................................................                           710,000         758,429
Texas National Research Laboratory Commission Financing Corp., LR
  (Superconducting Super Collider)
  6.95%, 12/1/2012..........................................................                           700,000        777,021
Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation) 8.875%, 9/1/2011 (Prerefunded 9/1/2001) (c)                          455,000        546,487
Texas Turnpike Authority, Revenue, Refunding (Dallas North Thruway)
  4.75%, 1/1/2012 (Insured; AMBAC)..........................................                         1,620,000      1,481,166
Tomball Hospital Authority, Revenue, Refunding 6%, 7/1/2013.................                         5,000,000      4,828,600
Tyler Texas Health Facility Development Corp., HR
  (East Texas Medical Center Regional Health) 6.625%, 11/1/2011.............                         1,820,000      1,850,176
West Side Calhoun County Navigation District, SWDR
  (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021....................                           500,000        559,985
U.S. Related-2.3%
Puerto Rico Electric Power Authority, Power Revenue
  5.25%, 7/1/2021...........................................................                         2,000,000      1,838,060
                                                                                                                       ------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $72,361,596)........................................................                                      $75,077,943
                                                                                                                       ======



PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                           OCTOBER 31, 1996 (UNAUDITED)
                                                                                                      Principal
Short-Term Municipal Investments-4.3%                                                                   Amount          Value
                                                                                                        ------         ------
Texas;
Trinity River Authority, PCR, VRDN (Texas Utilities Electric Co. Project), 3.70% (d)
  (cost $3,400,000).........................................................                      $  3,400,000   $  3,400,000
                                                                                                                       ======
TOTAL INVESTMENTS-100.0%
  (cost $75,761,596)........................................................                                      $78,477,943
                                                                                                                       ======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
LR            Lease Revenue
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation


Summary of Combined Ratings
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               ----                           ---------                       ----------

AAA                                Aaa                            AAA                               48.0%
AA                                 Aa                             AA                                 9.3
A                                  A                              A                                 18.0
BBB                                Baa                            BBB                               15.8
F1                                 MIG1/P1                        SP1/A1                             4.3
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.6
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====


Notes to Statement of Investments:
    (a) Wholly held by custodian as collateral for delayed-delivery security.
    (b)  Purchased on a delayed-delivery basis.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At October 31, 1996, the Fund had $21,148,638 (26.3% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from City Municipal General Obligations.




SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                 OCTOBER 31, 1996 (UNAUDITED)
                                                                                                         Cost           Value
                                                                                                        ------         ------

ASSETS:                          Investments in securities-See Statement of Investments            $75,761,596    $78,477,943
                                 Cash.......................................                                          520,400
                                 Interest receivable........................                                        1,448,700
                                 Receivable for investment securities sold..                                        1,388,778
                                 Receivable for shares of Beneficial Interest subscribed                                4,401
                                 Prepaid expenses...........................                                           17,933
                                                                                                                       ------
                                                                                                                   81,858,155
                                                                                                                       ------
LIABILITIES:                     Due to Distributor.........................                                           24,661
                                 Payable for investment securities purchased                                        1,309,402
                                 Payable for shares of Beneficial Interest redeemed                                     6,100
                                 Accrued expenses...........................                                           25,119
                                                                                                                       ------
                                                                                                                    1,365,282
                                                                                                                       ------
NET ASSETS..................................................................                                      $80,492,873
                                                                                                                       ======
REPRESENTED BY:                  Paid-in capital............................                                      $76,798,047
                                 Accumulated net realized gain (loss) on investments                                  978,479
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 3......................                                        2,716,347
                                                                                                                       ------
NET ASSETS..................................................................                                      $80,492,873
                                                                                                                       ======


                                          NET ASSET VALUE PER SHARE
                                                ----------------

                                                                            Class A         Class B          Class C
                                                                             ------          ------           ------

Net Assets..................................................            $62,595,684     $17,822,106      $    75,083
Shares Outstanding..........................................              2,937,739         836,551            3,525
NET ASSET VALUE PER SHARE...................................                 $21.31          $21.30           $21.30
                                                                               ====            ====             ====



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $2,417,942
EXPENSES:                        Management fee-Note 2(a)...................                       $   222,928
                                 Shareholder servicing costs-Note 2(c)......                           122,496
                                 Distribution fees-Note 2(b)................                            44,081
                                 Registration fees..........................                            10,067
                                 Professional fees..........................                             6,595
                                 Custodian fees.............................                             4,713
                                 Prospectus and shareholders' reports.......                             4,506
                                 Trustees' fees and expenses-Note 2(d)......                               500
                                 Miscellaneous..............................                             4,688
                                                                                                        ------
                                       Total Expenses.......................                           420,574
                                 Less-Management fee waived due
                                     to undertaking-Note 2(a)...............                          (222,928)
                                                                                                        ------
                                       Net Expenses.........................                                          197,646
                                                                                                                       ------
INVESTMENT INCOME-NET.......................................................                                        2,220,296
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                       $   461,188
                                 Net unrealized appreciation (depreciation) on investments           1,322,987
                                                                                                        ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        1,784,175
                                                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $4,004,471
                                                                                                                       ======



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                            October 31, 1996       Year Ended
                                                                                               (Unaudited)       April 30, 1996
                                                                                                ---------            -------
OPERATIONS:

  Investment income-net....................................................                  $  2,220,296       $  4,690,413
  Net realized gain (loss) on investments..................................                       461,188          1,514,366
  Net unrealized appreciation (depreciation) on investments................                     1,322,987            400,100
                                                                                                   ------             ------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                     4,004,471          6,604,879
                                                                                                   ------             ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                    (1,773,961)        (3,789,456)
    Class B shares.........................................................                      (444,473)          (900,921)
    Class C shares.........................................................                        (1,862)               (36)
  Net realized gain on investments:
    Class A shares.........................................................                            _-           (937,967)
    Class B shares.........................................................                            _-           (248,855)
    Class C shares.........................................................                            _-                (15)
                                                                                                   ------             ------
      Total Dividends......................................................                    (2,220,296)        (5,877,250)
                                                                                                   ------             ------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                     2,197,260          1,598,276
    Class B shares.........................................................                       511,380          1,221,189
    Class C shares.........................................................                        71,182              1,014
  Dividends reinvested:
    Class A shares.........................................................                       785,393          2,309,470
    Class B shares.........................................................                       250,476            668,539
    Class C shares.........................................................                            26                 51
  Cost of shares redeemed:
    Class A shares.........................................................                    (4,643,783)        (9,766,053)
    Class B shares.........................................................                      (788,826)        (1,355,717)
                                                                                                   ------             ------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  (1,616,892)        (5,323,231)
                                                                                                   ------             ------
        Total Increase (Decrease) in Net Assets............................                       167,283         (4,595,602)
NET ASSETS:
  Beginning of Period......................................................                    80,325,590         84,921,192
                                                                                                   ------             ------
  End of Period............................................................                   $80,492,873        $80,325,590
                                                                                                   ======             ======




SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                     ------------------------------------
                                                                                         Six Months Ended
                                                                                         October 31, 1996     Year Ended
                                                                                            (Unaudited)      April 30, 1996

                                                                                             ---------          -------
CAPITAL SHARE TRANSACTIONS:
  Class A
  ----

  Shares sold..............................................................                    106,055           75,223
  Shares issued for dividends reinvested...................................                     37,379          108,052
  Shares redeemed..........................................................                   (221,934)        (458,438)
                                                                                                  ----             ----
                                       Net Increase (Decrease) in Shares Outstanding           (78,500)        (275,163)
                                                                                                  ====             ====
  Class B
  ----
  Shares sold..............................................................                     24,446           57,381
  Shares issued for dividends reinvested...................................                     11,923           31,283
  Shares redeemed..........................................................                    (37,685)         (63,720)
                                                                                                  ----             ----
                                       Net Increase (Decrease) in Shares Outstanding            (1,316)          24,944
                                                                                                  ====             ====
  Class C*
  ----
  Shares sold..............................................................                      3,473               49
  Shares issued for dividends reinvested...................................                          1                2
                                                                                                  ----             ----
                                       Net Increase (Decrease) in Shares Outstanding             3,474               51
                                                                                                  ====             ====
*From August 15, 1995 (commencement of initial offering) to April 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Class A Shares
                                                     -----------------------------------------------------------------
                                                       Six Months Ended
                                                       October 31, 1996              Year Ended April 30,
                                                                        ----------------------------------------------
PER SHARE DATA:                                          (Unaudited)   1996       1995       1994       1993       1992
                                                           -----        ---        ---        ---        ---       ----

    Net asset value, beginning of period..               $ 20.84     $20.69     $20.41     $21.23     $19.89     $19.25
                                                             ---        ---        ---        ---        ---        ---
    Investment Operations:
    Investment income-net.................                   .59       1.20       1.22       1.25       1.29       1.36
    Net realized and unrealized gain (loss)
      on investments......................                   .47        .45        .28       (.66)      1.37        .69
                                                             ---        ---        ---        ---        ---        ---
    Total from Investment Operations......                  1.06       1.65       1.50        .59       2.66       2.05
                                                             ---        ---        ---        ---        ---        ---
    Distributions:
    Dividends from investment income-net..                  (.59)     (1.20)     (1.22)     (1.25)     (1.29)     (1.36)
    Dividends from net realized gain on investments           .-       (.30)        .-       (.13)      (.03)      (.05)
    Dividends in excess of net realized gain
      on investments......................                    .-         .-         .-       (.03)        .-         .-
                                                             ---        ---        ---        ---        ---        ---
    Total Distributions...................                  (.59)     (1.50)     (1.22)     (1.41)     (1.32)    (1.41)
                                                             ---        ---        ---        ---        ---        ---
    Net asset value, end of period........                $21.31     $20.84     $20.69     $20.41     $21.23     $19.89
                                                             ===        ===        ===        ===        ===        ===
TOTAL INVESTMENT RETURN(1)................                 10.26% (2)  8.06%      7.63%      2.62%     13.80%     10.97%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .38% (2)   .37%       .37%       .39%       .36%       .15%
    Ratio of net investment income to
      average net assets..................                  5.59% (2)  5.64%      6.01%      5.78%      6.18%      6.78%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   .55% (2)   .55%       .55%       .55%       .62%       .88%
    Portfolio Turnover Rate...............                 29.85%(3)  49.24%     38.68%      9.68%     14.94%      7.49%
    Net Assets, end of period (000's Omitted)            $62,596    $62,864    $68,103   $ 76,277   $ 72,037    $37,208
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class B Shares
                                                                -------------------------------------------------
                                                                Six Months Ended
                                                                October 31, 1996             Year Ended April 30,
                                                                                --------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996      1995      1994    1993(1)
                                                                     -----          ---       ---       ---       ---

    Net asset value, beginning of period.........                    $20.84      $20.69    $20.41    $21.23    $20.52
                                                                        ---         ---       ---       ---       ---
    Investment Operations:
    Investment income-net........................                       .54        1.09      1.10      1.13       .33
    Net realized and unrealized gain (loss)
      on investments.............................                       .46         .45       .28      (.66)      .71
                                                                        ---         ---       ---       ---       ---
    Total from Investment Operations.............                      1.00        1.54      1.38       .47      1.04
                                                                        ---         ---       ---       ---       ---
    Distributions:
    Dividends from investment income-net.........                      (.54)      (1.09)    (1.10)    (1.13)     (.33)
    Dividends from net realized gain on investments                      .-        (.30)       .-      (.13)       .-
    Dividends in excess of net realized gain on investments              .-          .-        .-      (.03)       .-
                                                                        ---         ---       ---       ---       ---
    Total Distributions..........................                      (.54)      (1.39)    (1.10)    (1.29)     (.33)
                                                                        ---         ---       ---       ---       ---
    Net asset value, end of period...............                    $21.30      $20.84    $20.69    $20.41    $21.23
                                                                        ===         ===       ===       ===       ===
TOTAL INVESTMENT RETURN(2).......................                      9.62% (3)   7.51%     7.05%     2.05%    17.60% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                       .89% (3)    .88%      .89%      .94%      .82% (3)
    Ratio of net investment income
      to average net assets......................                      5.08% (3)   5.13%     5.46%     5.15%     4.81% (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                       .55% (3)    .55%      .55%      .54%      .49% (3)
    Portfolio Turnover Rate......................                     29.85% (4)  49.24%    38.68%     9.68%    14.94%
    Net Assets, end of period (000's Omitted)....                   $17,822    $ 17,461   $16,818   $15,878    $6,373
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                               Class C Shares
                                                                                     ------------------------------------
                                                                                  Six Months Ended
                                                                                   October 31, 1996     Year Ended
PER SHARE DATA:                                                                      (Unaudited)     April 30, 1996(1)
                                                                                       ---------         --------

    Net asset value, beginning of period................................                  $20.83           $20.78
                                                                                             ---              ---
    Investment Operations:
    Investment income-net...............................................                     .50              .73
    Net realized and unrealized gain (loss)
      on investments....................................................                     .47              .35
                                                                                             ---              ---
    Total from Investment Operations....................................                     .97             1.08
                                                                                             ---              ---
    Distributions:
    Dividends from investment income-net................................                    (.50)            (.73)
    Dividends from net realized gain on investments.....................                     .-              (.30)
                                                                                             ---              ---
    Total Distributions.................................................                    (.50)           (1.03)
                                                                                             ---              ---
    Net asset value, end of period......................................                  $21.30           $20.83
                                                                                             ===              ===
TOTAL INVESTMENT RETURN(2)..............................................                    9.38% (3)        7.29% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                    1.18% (3)        1.18% (3)
    Ratio of net investment income
      to average net assets.............................................                    4.59% (3)        4.77% (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager................................                     .54% (3)         .58% (3)
    Portfolio Turnover Rate.............................................                   29.85% (4)      49.24%
    Net Assets, end of period (000's Omitted)...........................                     $75               $1
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Texas Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. However, the Manager has undertaken from May 1, 1996 to waive receipt of the management fee payable to it by the Fund until such time as the net assets of the Fund exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $222,928 during the period ended October 31, 1996.

    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $43,776 was charged to the Fund for the Class B shares and $305 was charged to the Fund for the Class C shares.

    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $79,341, $21,888 and $102 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $13,840 during the period ended October 31, 1996.

    (d) Each trustee who is not an affiliated person as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $22,992,909 and $27,677,506, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $2,716,347, consisting of $2,941,930 gross unrealized appreciation and $225,583 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER STATE MUNICIPAL
BOND FUND, TEXAS SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York 90
Washington Street
New York, NY 10286
TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       061/621SA9610
Semi-Annual Report
Premier State
Municipal Bond Fund
Texas Series
October 31, 1996
[Dreyfus lion/2hres logo]

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to provide you with this report on the Premier State Municipal Bond Fund - Virginia Series. For its semi-annual reporting period ended October 31, 1996, your Series produced a total return of 6.16% for Class A shares, 5.89% for Class B shares and 5.80% for Class C shares.* Income dividends exempt from Federal and Virginia State personal income taxes of approximately $.469 for Class A shares, $.427 for Class B shares and $.402 for Class C shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.30%, 5.04% and 4.75% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion
- its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

     Since our last letter to you at the end of April, when the bond market corrected nearly 100 basis points in four months, the bond market has gone through a transition. Long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized over the next five months, vacillating around the 7% level until mid-October, when the market established a new trading range as the Treasury bond market rallied to a 6.45% yield. The municipal market has also gone through a period of stabilization during which the retail (or individual) investor became very active, strengthening the demand for municipal bonds. The more recent rally in fixed income securities is built on the continued speculation that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data. The new lower rates have brought many issuers back into the municipal marketplace. Recently, at the time of the election, $10 billion in new supply had to be digested by the tax-exempt market in two weeks, which caused municipal bond prices to cheapen relative to taxables. The increase in yields reversed the trend of outperformance by the municipal market that has characterized 1996. THE PORTFOLIO The portfolio holds many high coupon bonds that help the Series derive most of its total return from income. During this last six-month period we have chosen to replace some existing holdings with either those that have better call protection and coincidental upside price potential, or those with higher liquidity features. On a security by security basis we have used these selection criteria in analyzing the risk/return function of each bond purchased and sold. Our criteria stress accomplishing these goals without compromising income or losing sight of the portfolio in its totality. Currently, the duration (an industry measurement of price responsiveness to changes in interest rates and therefore price risk of the Series) is slightly longer, or more aggressive, than it was at the time of our last letter, when it was slightly defensive overall compared to other funds in our comparison group. As of the end of the reporting period, the tax-exempt market was attractively valued compared to taxable fixed income equivalents. We believe the current portfolio structure should serve the portfolio well during a return to more conventional yield relationships or through a repeated period of stabilization that we have experienced. Included in this report is a series of detailed statements about the Series' holdings and financial condition. We hope you find them informative and greatly appreciate your support. Very truly yours,

                      [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
November 15, 1996
New York, N.Y.

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some State and local taxes for non-Virginia residents.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS                                                                        OCTOBER 31, 1996 (UNAUDITED)

                                                                                                    Principal
Long-Term Municipal Investments-94.6%                                                                  Amount          Value
                                                                                                       _______         ______
Virginia-69.2%
Alexandria Redevelopment and Housing Authority,
    Multi-Family Housing Mortgage Revenue (Buckingham Village Apartments)
    6.125%, 7/1/2021........................................................                   $     3,000,000   $  3,029,910
Augusta County Industrial Development Authority, HR
    (Augusta Hospital Corp. Project) 7%, 9/1/2021 (Prerefunded 9/1/2001) (a)                         2,750,000      3,085,307
Capital Region Airport Commission, Airport Revenue
    (Richmond International Airport Projects) 5.625%, 7/1/2025 (Insured; AMBAC)                      3,000,000      2,991,270
Chesapeake, Water and Sewer System Revenue, Refunding 6.50%, 7/1/2012.......                         1,000,000      1,066,520
Chesapeake Bay Bridge and Tunnel District, General Resolution Revenue,
    Refunding 5%, 7/1/2022 (Insured; MBIA)..................................                         5,410,000      4,966,921
Chesapeake Hospital Authority, Hospital Facility Revenue, Refunding
    (Chesapeake General Hospital) 5.25%, 7/1/2018 (Insured; MBIA)...........                         1,000,000        942,550
Covington-Alleghany County Industrial Development Authority,
    Hospital Facility Revenue (Alleghany Regional Hospital)
    6.875%, 4/1/2022 (Prerefunded 4/1/2002) (a).............................                         1,000,000      1,111,080
Fairfax County Park Authority, Park Facilities Revenue
    6.625%, 7/15/2020.......................................................                         2,665,000      2,771,787
Fairfax County Water Authority, Water Revenue:
    5%, 4/1/2016............................................................                         2,000,000      1,875,820
    7.427%, 4/1/2029 (b,c)..................................................                         2,000,000      1,938,000
Hanover County Industrial Development Authority, HR
    (Memorial Regional Medical Center Project) 5.50%, 8/15/2025 (Insured; MBIA)                       1,000,000       969,710
Harrisonburg Redevelopment and Housing Authority,
    MFHR, Refunding (Hanover Crossing Apartments Project) 6.35%, 3/1/2023...                          2,000,000     2,047,800
Industrial Development Authority of the City of Williamsburg,
    Hospital Facility Revenue (Williamsburg Community Hospital) 5.75%, 10/1/2022                      2,000,000     1,895,620
Industrial Development Authority of Giles County,
    Exempt Facility Revenue (Hoechst Celanese Corp. Project)
    5.95%, 12/1/2025........................................................                          3,000,000     3,041,130
Industrial Development Authority of the County of Henrico,
    SWDR (Browning-Ferris Industries of South Atlantic, Inc. Project)
    5.45%, 1/1/2014.........................................................                          3,500,000     3,416,665
Industrial Development Authority of the County of Prince William,
    Hospital Facility Revenue (Potomac Hospital Corp. of Prince William)
    6.85%, 10/1/2025........................................................                          1,000,000     1,071,850
Industrial Development Authority of the Town of West Point,
    SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019........................                          2,500,000     2,515,425
Nelson County Service Authority, Water and Sewer Revenue, Refunding
    5.50%, 7/1/2018 (Insured; FGIC).........................................                          1,750,000     1,707,685
Prince William County Park Authority, Revenue
    6.875%, 10/15/2016......................................................                          3,000,000     3,242,160

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                           OCTOBER 31, 1996 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount        Value
                                                                                                        ______      ______
Virginia (continued)
Rector and Visitors of the University of Virginia, General Revenue Pledge
    5.375%, 6/1/2020........................................................                    $     3,000,000  $ 2,887,410
Richmond Industrial Development Authority, HR (Retreat Hospital)
    7.35%, 7/1/2021 (Prerefunded 7/1/2001) (a)..............................                          1,900,000    2,148,197
Richmond Metropolitan Authority, Expressway Revenue, Refunding
    6.375%, 7/15/2016 (Insured; FGIC).......................................                          1,500,000    1,596,390
Southeastern Public Service Authority, Revenue
    5.125%, 7/1/2013 (Insured; MBIA)........................................                          2,850,000    2,729,616
Staunton Industrial Development Authority,
    Educational Facilities Revenue, Refunding (Mary Baldwin College)
    6.75%, 11/1/2021........................................................                          3,145,000    3,177,771
University of Virginia, University Revenue
    5.75%, 5/1/2021 (d).....................................................                          2,325,000    2,301,750
Upper Occoquan Sewer Authority, Regional Sewer Revenue:
    6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)..............                          1,000,000    1,102,410
    5%, 7/1/2025 (Insured; MBIA) (e)........................................                          4,000,000    3,656,440
Virginia Beach Development Authority,
    Nursing Home Revenue (Sentara Life Care Corp.) 7.75%, 11/1/2021.........                          1,000,000    1,110,360
Virginia Housing Development Authority
    Commonwealth Mortgage:
      6.60%, 7/1/2020.......................................................                          2,900,000    2,990,074
      6.85%, 1/1/2027.......................................................                          2,000,000    2,070,580
    Multi-Family Refunding 5.90%, 11/1/2017.................................                          1,000,000    1,011,120
U. S. Related-25.4%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                          2,000,000    2,059,980
Guam Power Authority, Revenue 6.30%, 10/1/2022..............................                          1,750,000    1,782,585
Commonwealth of Puerto Rico:
    5.40%, 7/1/2025.........................................................                          3,000,000    2,835,030
    (Public Improvement) 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a).........                          1,000,000    1,129,520
Puerto Rico Highway and Transportation Authority, Highway Revenue:
    6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a).............................                          2,000,000    2,242,200
    5.50%, 7/1/2026.........................................................                          5,000,000    4,798,600
Puerto Rico Industrial Tourist Educational, Medical and Environmental
    Control Facilities Financing Authority,
    Industrial Revenue (Teachers Retirement Systems):
      5.50%, 7/1/2016.......................................................                          1,150,000    1,141,030
      5.50%, 7/1/2021.......................................................                          1,800,000    1,762,974
Virgin Islands Public Finance Authority, Revenue, Refunding, Matching Fund
Loan Notes
    7.25%, 10/1/2018........................................................                          4,000,000    4,286,560
Virgin Islands Territory (Hugo Insurance Claims Fund Program)
    7.75%, 10/1/2006........................................................                          1,550,000    1,678,464

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                         OCTOBER 31, 1996 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount        Value
                                                                                                        _______       ______
U. S. Related (continued)
Virgin Islands Water and Power Authority, Electric System
    7.40%, 7/1/2011.........................................................                     $    2,000,000  $ 2,137,140
                                                                                                                     ______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $93,724,729)......................................................                                   $  96,323,411
                                                                                                                     =======
Short-Term Municipal Investments-5.4%
U.S. Related:
Commonwealth of Puerto Rico Government Development Bank:
    CP 3.55%, 11/15/1996....................................................                     $    1,500,000  $ 1,500,090
    Refunding, VRDN 3.30%, (LOC; Credit Suisse) (f,g).......................                          4,000,000    4,000,000
                                                                                                                     ______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $5,500,000).......................................................                                   $   5,500,090
                                                                                                                     =======
TOTAL INVESTMENTS-100.0%
    (cost $99,224,729)......................................................                                    $101,823,501

                                                                                                                 ===========



Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
CP            Commercial Paper                                                Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes




Summary of Combined Ratings
Fitch (h)              or          Moody's             or         Standard & Poor's          Percentage of Value
___                                ____                           ________                       _________
AAA                                Aaa                            AAA                               26.4%
AA                                 Aa                             AA                                17.9
A                                  A                              A                                 28.1
BBB                                Baa                            BBB                               11.1
F1                                 MIG1/P1                        SP1/A1                             5.4
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                     11.1
                                                                                                   _____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
  (a)Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
  (b)Inverse Floater Security - the interest rate is subject to change periodically.
  (c)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, this security amounted to $1,938,000 or 2.0% of net assets.
  (d)Purchased on a delayed-delivery basis.
  (e)Wholly held by custodian as collateral for delayed-delivery security.
  (f)Secured by letters of credit.
  (g)Securities payable on demand. The interest rate, which is subject to change, is based upon prime rates or an index of market interest rates.
  (h)Fitch currently provides creditworthiness information for a limited number of investments.
  (i)Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                             OCTOBER 31, 1996 (UNAUDITED)
                                                                                                    Cost             Value
                                                                                                   _______            ______


ASSETS:                          Investments in securities-See Statement of Investments      $  99,224,729     $ 101,823,501
                                 Interest receivable........................                                       1,490,021
                                 Receivable for shares of Beneficial Interest subscribed                              28,203
                                 Prepaid expenses...........................                                           2,706
                                                                                                                     _______
                                                                                                                 103,344,431
                                                                                                                     _______
LIABILITIES:                     Due to Distributor.........................                                          36,042
                                 Cash overdraft due to Custodian............                                       2,240,628
                                 Payable for investment securities purchased                                       2,311,034
                                 Payable for shares of Beneficial Interest redeemed                                   33,847
                                 Accrued expenses ..........................                                          29,670
                                                                                                                     _______
                                                                                                                   4,651,221
                                                                                                                     _______
NET ASSETS..................................................................                                  $   98,693,210
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                   $  96,381,819
                                 Accumulated net realized gain (loss) on investments                                (287,381)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 3......................                                       2,598,772
                                                                                                                     _______
NET ASSETS .................................................................                                  $   98,693,210
                                                                                                                     =======

                                         NET ASSET VALUE PER SHARE
                                              _________________



                                                                                   Class A          Class B     Class C
                                                                                    ______           ______      ______

Net Assets..................................................                 $  63,079,334    $  35,046,605    $567,271
Shares Outstanding..........................................                     3,756,633        2,087,345      33,796
NET ASSET VALUE PER SHARE...................................                        $16.79           $16.79      $16.79
                                                                                      ====             ====        ====







SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $2,929,744
EXPENSES:                        Management fee-Note 2(a)...................                   $   267,498
                                 Shareholder servicing costs-Note 2(c)......                       160,387
                                 Distribution fees-Note 2(b)................                        87,496
                                 Prospectus and shareholders' reports.......                         5,947
                                 Professional fees..........................                         5,236
                                 Custodian fees.............................                         5,004
                                 Registration fees..........................                         1,229
                                 Trustees' fees and expenses-Note 2(d)......                           547
                                 Miscellaneous..............................                         4,724
                                                                                                    ______
                                     Total Expenses.........................                       538,068
                                 Less-Management Fee waived due to
                                     undertaking-Note 2(a)..................                      (267,498)
                                                                                                    ______
                                     Net Expenses...........................                                         270,570
                                                                                                                      ______
INVESTMENT INCOME-NET.......................................................                                       2,659,174
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                  $    (29,990)
                                 Net unrealized appreciation (depreciation) on investments       3,101,749
                                                                                                    ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       3,071,759
                                                                                                                      ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $5,730,933
                                                                                                                      ======


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Six Months Ended
                                                                                              October 31, 1996     Year Ended
                                                                                                (Unaudited)      April 30, 1996
                                                                                                  ________          _______
OPERATIONS:

  Investment income-net....................................................                    $  2,659,174     $  5,146,160
  Net realized gain (loss) on investments..................................                         (29,990)       1,771,595
  Net unrealized appreciation (depreciation) on investments................                       3,101,749         (539,154)
                                                                                                     ______           ______
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       5,730,933        6,378,601
                                                                                                     ______           ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                      (1,765,009)      (3,546,219)
    Class B shares.........................................................                        (886,184)      (1,598,256)
    Class C shares.........................................................                          (7,981)          (1,685)
                                                                                                     ______           ______
      Total Dividends......................................................                      (2,659,174)      (5,146,160)
                                                                                                     ______           ______
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                       1,861,475        4,126,648
    Class B shares.........................................................                       2,058,396        5,468,182
    Class C shares.........................................................                         416,452          171,138
  Dividends reinvested:
    Class A shares.........................................................                         883,150        1,849,325
    Class B shares.........................................................                         438,177          812,093
    Class C shares.........................................................                           2,357            1,041
  Cost of shares redeemed:
    Class A shares.........................................................                      (2,785,101)      (8,185,998)
    Class B shares.........................................................                      (1,661,760)      (2,280,799)
    Class C shares.........................................................                         (26,463)            _
                                                                                                     ______           ______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     1,186,683        1,961,630
                                                                                                     ______           ______
          Total Increase (Decrease) in Net Assets..........................                       4,258,442        3,194,071
NET ASSETS:
  Beginning of Period......................................................                      94,434,768       91,240,697
                                                                                                     ______           ______
  End of Period............................................................                     $98,693,210      $94,434,768
                                                                                                     ======           ======



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                          Shares
                                                                                            __________________________________
                                                                                              Six Months Ended
                                                                                              October 31, 1996     Year Ended
                                                                                                 (Unaudited)     April 30, 1996
                                                                                                  ________          _______
CAPITAL SHARE TRANSACTIONS:
    Class A
    ____

    Shares sold............................................................                         113,206          249,234
    Shares issued for dividends reinvested.................................                          53,445          111,225
    Shares redeemed........................................................                        (169,026)        (494,748)
                                                                                                     ______           ______
                                       Net Increase (Decrease) in Shares Outstanding                 (2,375)        (134,289)
                                                                                                     ======           ======
    Class B
    ____
    Shares sold............................................................                         125,593          328,113
    Shares issued for dividends reinvested.................................                          26,514           48,831
    Shares redeemed........................................................                        (100,942)        (137,908)
                                                                                                     ______           ______
                                       Net Increase (Decrease) in Shares Outstanding                 51,165          239,036
                                                                                                     ======           ======
    Class C*
    ____
    Shares sold............................................................                          25,110           10,131
    Shares issued for dividends reinvested.................................                             142               63
    Shares redeemed........................................................                          (1,650)               -
                                                                                                     ______           ______
                                       Net Increase (Decrease) in Shares Outstanding                 23,602           10,194
                                                                                                     ======           ======
______________________________
*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Class A Shares
                                                     ______________________________________________________________________
                                                     Six Months Ended
                                                      October 31, 1996                Year Ended April 30,
                                                                        ___________________________________________________
PER SHARE DATA:                                        (Unaudited)        1996      1995      1994      1993      1992(1)
                                                          _____            ___       ___       ___       ___      ___-

    Net asset value, beginning of period..               $16.27         $16.03    $16.02    $16.80    $15.50    $15.00
                                                            ___            ___       ___       ___       ___       ___
    Investment Operations:
    Investment income-net.................                  .47            .93       .94       .97      1.00       .78
    Net realized and unrealized gain (loss)
      on investments......................                  .52            .24       .04      (.75)     1.31       .50
                                                            ___            ___       ___       ___       ___       ___
    Total from Investment Operations......                  .99           1.17       .98       .22      2.31      1.28
                                                            ___            ___       ___       ___       ___       ___
    Distributions:
    Dividends from investment income-net..                 (.47)          (.93)     (.94)     (.97)    (1.00)     (.78)
    Dividends from net realized gain on investments          .-             .-        .-      (.01)     (.01)       .-
    Dividends in excess of net realized gain
      on investments......................                   .-             .-      (.03)     (.02)       .-        .-
                                                            ___            ___       ___       ___       ___       ___
    Total Distributions...................                 (.47)          (.93)     (.97)    (1.00)    (1.01)     (.78)
                                                            ___            ___       ___       ___       ___       ___
    Net asset value, end of period........               $16.79         $16.27    $16.03    $16.02    $16.80    $15.50
                                                            ===            ===       ===       ===       ===       ===
TOTAL INVESTMENT RETURN(2)................                12.22% (3)      7.32%     6.39%     1.10%    15.32%    11.54% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .37% (3)       .50%      .39%      .46%      .27%       .-
    Ratio of net investment income
      to average net assets...............                 5.66% (3)      5.58%     5.93%     5.64%     6.02%     6.42% (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                  .55% (3)       .55%      .55%      .55%      .76%     1.22% (3)
    Portfolio Turnover Rate...............                18.66% (4)     50.06%    21.60%    30.69%     9.32%     5.96% (4)
    Net Assets, end of period (000's Omitted)           $63,079        $61,149   $62,428   $65,279   $55,627   $23,096
_________________________
(1)    From August 1, 1991 (commencement of operations) to April 30, 1992.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class B Shares
                                                                _________________________________________________
                                                                Six Months Ended
                                                                October 31, 1996             Year Ended April 30,
                                                                                  ______________________________________
PER SHARE DATA:                                                   (Unaudited)      1996      1995      1994    1993(1)
                                                                      _____         ___       ___       ___     ___

    Net asset value, beginning of period.........                    $16.27      $16.03    $16.02    $16.80  $16.25
                                                                        ___         ___       ___       ___     ___
    Investment Operations:
    Investment income-net........................                       .43         .84       .85       .88     .26
    Net realized and unrealized gain (loss)
      on investments.............................                       .52         .24       .04      (.75)    .55
                                                                        ___         ___       ___       ___     ___
    Total from Investment Operations.............                       .95        1.08       .89       .13     .81
                                                                        ___         ___       ___       ___     ___
    Distributions:
    Dividends from investment income-net.........                      (.43)       (.84)     (.85)     (.88)   (.26)
    Dividends from net realized gain on investments                      .-          .-        .-      (.01)     .-
    Dividends in excess of net realized gain on investments              .-          .-      (.03)     (.02)     .-
                                                                        ___         ___       ___       ___     ___
    Total Distributions..........................                      (.43)       (.84)     (.88)     (.91)   (.26)
                                                                        ___         ___       ___       ___     ___
    Net asset value, end of period...............                    $16.79      $16.27    $16.03    $16.02  $16.80
                                                                        ===         ===       ===       ===     ===
TOTAL INVESTMENT RETURN(2).......................                     11.68% (3)   6.77%     5.83%      .54%  17.22% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                       .88%(3)    1.01%      .90%     1.01%    .83% (3)
    Ratio of net investment income
      to average net assets......................                      5.14% (3)   5.06%     5.40%     5.02%   4.62% (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                       .55% (3)    .55%      .55%      .54%    .54% (3)
    Portfolio Turnover Rate......................                     18.66% (4)  50.06%    21.60%    30.69%   9.32% (3)
    Net Assets, end of period (000's Omitted)....                   $35,047     $33,120   $28,813   $25,254  $8,402
_________________________
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                             Class C Shares
                                                                                 _________________-_________________-
                                                                                  Six Months Ended
                                                                                  October 31, 1996     Year Ended
PER SHARE DATA:                                                                      (Unaudited)    April 30, 1996(1)
                                                                                       ________-         _______-


    Net asset value, beginning of period................................                  $16.26           $16.17
                                                                                             ___              ___
    Investment Operations:
    Investment income-net...............................................                     .40              .57
    Net realized and unrealized gain (loss)
      on investments....................................................                     .53              .09
                                                                                             ___              ___
    Total from Investment Operations....................................                     .93              .66
                                                                                             ___              ___
    Distributions:
    Dividends from investment income-net................................                    (.40)            (.57)
                                                                                             ___              ___
    Net asset value, end of period......................................                  $16.79           $16.26
                                                                                             ===              ===
TOTAL INVESTMENT RETURN(2)..............................................                   11.51% (3)        5.64% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                    1.16% (3)        1.21% (3)
    Ratio of net investment income
      to average net assets.............................................                    4.71% (3)        4.55% (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager................................                     .54% (3)         .52% (3)
    Portfolio Turnover Rate.............................................                   18.66% (4)       50.06%
    Net Assets, end of period (000's Omitted)...........................                    $567             $166
_________________________
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering twelve series including the Virginia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

     The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $148,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. However, the Manager has undertaken from May 1, 1996 to waive receipt of the management fee payable to it by the Fund until such time as the net assets of the Fund exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $267,498 during the period ended October 31, 1996.

    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $18 during the period ended October 31, 1996, from commissions earned on sales of the Fund's shares.

    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $86,226 was charged to the Fund for the Class B shares and $1,270 was charged to the Fund for the Class C shares.

     (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $78,054, $43,113 and $423 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $23,290 during the period ended October 31, 1996.

    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $19,170,727 and $17,713,715, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $2,598,772, consisting of $3,376,489 gross unrealized appreciation and $777,717 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
PREMIER STATE MUNICIPAL
BOND FUND, VIRGINIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       066/625SA9610
[Dreyfus logo]
Semi-Annual Report
Premier State
Municipal Bond Fund
Virginia Series
October 31, 1996